Filed with the Securities and Exchange Commission on March 28, 2025
1933 Act Registration File No. 333-183956
1940 Act File No. 811-22748

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[	X	]
Pre-Effective Amendment No.		[		]
Post-Effective Amendment No.	20	[	X	]
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[	X	]
Amendment No.	22	[	X	]
(Check appropriate box or boxes.)

YCG Funds
(Exact Name of Registrant as Specified in Charter)
3207 Ranch Road 620 South, Suite 200
Austin, TX 78738
(Address of Principal Executive Offices, including Zip Code)
Registrant’s Telephone Number, including Area Code: 512-505-2347

Mr. Peter Fetzer, Esq.
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, WI 53202
(Name and Address of Agent for Service)

Approximate date of proposed public offering: As soon as practicable after the effective date of the Registration Statement.

It is proposed that this filing will become effective (check appropriate box)

[		]	immediately upon filing pursuant to paragraph (b)
[	X	]	On March 31, 2025 pursuant to paragraph (b)
[		]	60 days after filing pursuant to paragraph (a)(1)
[		]	on (date) pursuant to paragraph (a)(1)
[		]	75 days after filing pursuant to paragraph (a)(2)
[		]	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[	]	This post-effective amendment designates a new effective date for a previously filed post- effective amendment.

Explanatory Note: This Post-Effective Amendment No. 20 to the Registration Statement of YCG Funds (the “Trust”) is being filed to add the audited financial statements and certain related financial information for the fiscal year ended November 30, 2024 for the YCG Enhanced Fund and to make permissible changes under Rule 485(b).

YCG ENHANCED FUND
Ticker Symbol- YCGEX
a series of the
YCG FUNDS
PROSPECTUS
March 31, 2025

These securities have not been approved or disapproved by the SEC or any state securities commission nor has the SEC or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

See the Fund’s Notice of Privacy Policy on the last page of this Prospectus.

SECTION 1- FUND SUMMARY
INVESTMENT OBJECTIVE
The YCG Enhanced Fund (the “Fund”) seeks to maximize long-term capital appreciation consistent with reasonable investment risk.
FEES AND EXPENSES
The tables below describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Redemption Fees (You will be subject to a 2.00% redemption fee if you redeem your shares 30 calendar days or less after you purchase them.)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.18%
Fee Recoupment(1)	0.01%
Total Annual Fund Operating Expenses	1.19%
(1) Pursuant to the Expense Limitation Agreement, the Adviser (for the lifetime of the Fund) has agreed to waive or limit its fees and assume other expenses of the Fund (excluding interest, taxes, brokerage commissions and dividend expenses on securities sold short and extraordinary expenses not incurred in the ordinary course of business) so that the Fund’s ratio of total annual operating expenses is limited to 1.39%. In addition to the lifetime limit, the Adviser has agreed to reimburse the Fund to the extent necessary to ensure that total annual fund operating expenses to do not exceed 1.19% at least through April 1, 2026, unless terminated sooner by, or with the consent of, the Trust’s Board of Trustees with 60 days’ notice. The Adviser is entitled to the reimbursement of fees waived or reimbursed by the Adviser to the Fund subject to the limitations that (1) the reimbursement is made only for fees and expenses incurred not more than thirty-six months following the month in which the reimbursement occurred, and (2) the reimbursement may not be made if it would cause the Fund’s annual expense limitation to be exceeded. The reimbursement amount may not include any additional charges or fees, such as interest accruable on the reimbursement account.

Example:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and annual Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$121	$376	$650	$1,433
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 8% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund invests primarily in equity securities without regard to market capitalization that the Adviser believes will produce high, risk-adjusted, forward rates of return (i.e., the long-term annualized return that the Adviser believes a given security can achieve when purchased at the current market price). The Adviser believes the key is
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to invest in businesses that can compound capital at high rates of return for long periods of time. Businesses with this capability are extremely rare because competition and innovation drive down real pricing to the cost of capital, leaving little excess returns for investors. Therefore, the Adviser pays particular attention to identifying businesses with enduring pricing power, which the Adviser views as the single most important characteristic on which to focus.

The Adviser utilizes a proprietary framework to identify these rare businesses, which tend to possess the following characteristics:

Global Champions
•Deeply entrenched in the economic system
•Globally-networked brand or service
•Geographically-diverse revenue streams
•High market share
Enduring Pricing Power
•Ability to charge a large premium for products or services that are virtually identical to those of their competitors and maintain or grow that premium for decades while maintaining volume growth
•Capability to overcome deflationary pricing that comes as a result of competition and innovation
•Prefer global network economics where the value scales exponentially as the network grows
•More immune to disruption due to slow changing industry and/or difficult to replicate competitive advantages
Long-Term Volume Growth Opportunities
•Long runway of reinvestment at high rates of return
•Benefits from the growth in the global middle and upper classes
•Benefits from urbanization
•Pricing power combined with volume growth means they will be indexed to GDP growth or better
Ownership-Minded Management Team
•High family, founder, or other insider ownership
•History of treating minority owners fairly
•History of wise capital allocation decisions
•Proven track record of ignoring short-term Wall Street pressures
•Focus on aligning employee incentives with owners (principal-agent problem)
Conservatively Capitalized
•Can survive or even thrive in a deep recession
•Possess financial flexibility to fend off new and existing competitors
•Prefer businesses with high returns on tangible assets (thus not requiring leverage)

The Adviser then strives to construct a portfolio of these sustainably high returning businesses that the Adviser believes is both attractively priced and diversified across multiple dimensions including macroeconomic sensitivity, product category, and geography. The Adviser hopes to benefit from the superior economics of these businesses for many years to come.

Portfolio Construction

The Adviser believes that holding a relatively small number of stocks allows its “best ideas” to have a meaningful impact on the Fund’s performance. Therefore, the Fund is non-diversified and will hold fewer stocks than the typical stock mutual fund. The Adviser may invest more in its top choices than in investments it thinks are less
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attractive. At times, depending on market and other conditions, and in the sole discretion of the Adviser, the Fund may invest a substantial portion of its assets in a small number of issuers, business sectors or industries. Generally, the Fund will hold between 15 to 50 securities, not including options.

The Adviser may buy companies of any size market capitalization. If all else is equal, it prefers larger companies to smaller companies with regards to market capitalization.

The Adviser seeks to enhance the Fund's returns primarily through the sale of cash secured puts and covered calls. Thus, the Fund may write options on a portion of the Fund’s long equity portfolio as a means to generate additional income and to tax-efficiently enter and exit positions. The Fund will not use this strategy as a means of generating implicit leverage. In other words, if all put options were to be exercised, the Fund will generally have enough cash on hand to purchase the assigned shares. While the Adviser seeks to augment returns primarily through the sale of puts and covered calls, this “option enhancement” component may involve additional options strategies.

The Fund may invest up to 50% of its assets in foreign equity securities, including securities of companies located in emerging markets. The Adviser defines foreign equity securities as equity securities of issuers listed on non-U.S. exchanges. This 50% limit does not apply to investments in the form of American Depositary Receipts (“ADRs”) or any security of a foreign company that is listed and trades on a U.S. exchange. The Fund may, from time to time, have significant exposure to one or more sectors of the market. As of November 30, 2024, 32.6% of the Fund’s net assets were invested in securities of issuers within the financial services sector.

The Fund’s investments in debt securities may include U.S. Treasury notes and bonds, investment grade corporate debt securities, convertible debt securities, debt securities below investment grade (high yield or junk bonds), and foreign debt securities. The Fund may invest up to 20% of its assets in such debt securities, all of which may be in “junk” bonds, i.e., debt securities that are not investment grade securities. These types of bonds carry greater risk.

The Adviser generally sells securities of companies when the expected rate of return becomes inadequate, or if it believes there are better investment opportunities available, or if the securities no longer meet its investment criteria. The Adviser may write call options on specific stocks to exit a position or decrease its size. The Adviser will only write call options if it is willing to sell the stock at the exercise price.

PRINCIPAL RISKS
There is a risk that you could lose all or a portion of your money on your investment in the Fund. This risk may increase during times of significant market volatility. The principal risks of investing in the Fund are listed below and could adversely affect the net asset value (the “NAV”), total return and value of the Fund and your investment.

Stock Market Risks: Stock mutual funds are subject to stock market risks and significant fluctuations in value. Your investment in the Fund represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests will affect the value of your investment. Your investment at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions. A rise in protectionist trade policies, slowing global economic growth, the risk of trade disputes, and the possibility of changes to some international trade agreements, tensions or open conflict between and among nations, such as between Russia and Ukraine, and Israel and Hamas in the Middle East, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time, and may negatively impact the markets in which the Fund invests. Additionally, securities in the Fund’s portfolio may underperform due to volatility in the banking sector, including bank failures, inflation (or expectations for inflation), increasing interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions.
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The occurrence of such events may result in market volatility and may have long-term negative effects on both the U.S. and global financial markets.

Equity Risk: The value of equity securities, including common stock, preferred stock and convertible stock, will fluctuate in response to factors affecting the particular company, as well as broader market and economic conditions, such as domestic economic growth and market conditions, interest rate levels and political events. Moreover, in the event of the company’s bankruptcy, claims of certain creditors, including bondholders, will have priority over claims of common stock holders such as the Fund and are likely to have varying types of priority over holders of preferred and convertible stock. In addition, the Fund’s portfolio is subject to the risks associated with growth stocks. Growth stock prices may be more sensitive to changes in current or expected earnings than the prices of other stocks, and growth stocks may not perform as well as value stocks or the stock market in general.

Stock Selection Risks: The portfolio securities selected by the Adviser may decline in value or not increase in value when the stock market in general is rising and may fail to meet the Fund’s investment objective.

Non-Diversification Risk: The Fund is non-diversified. As such, it will likely invest a greater percentage of its assets in fewer securities than diversified investment companies and its performance may be more volatile. If the securities in which the Fund invests perform poorly, the Fund could incur greater losses than it would have had it invested in a greater number of securities.

Sector Emphasis Risk: The securities of companies in the same business sector, if comprising a significant portion of the Fund’s portfolio, may in some circumstances react negatively to market conditions, interest rates and economic, regulatory or financial developments and adversely affect the value of the portfolio to a greater extent than if such securities comprised a lesser portion of the Fund’s portfolio or the Fund’s portfolio was diversified across a greater number of industry sectors. Some industry sectors have particular risks that may not affect other sectors.

Financial Services Sector Risk: Risks of investing in the financial services sector include: (i) systemic risk: factors outside the control of a particular financial institution may adversely affect the ability of the financial institution to operate normally or may impair its financial condition; (ii) regulatory actions: financial services companies may suffer setbacks if regulators change the rules under which they operate; (iii) changes in interest rates: unstable and/or rising interest rates may have a disproportionate effect on companies in the financial services sector; (iv) non-diversified loan portfolios: financial services companies may have concentrated portfolios that make them vulnerable to economic conditions that affect the sector or one or more industries within the sector; (v) credit: financial services companies may have exposure to investments or agreements that may lead to losses; and (vi) competition: the financial services sector has become increasingly competitive.
Foreign and Emerging Markets Securities Risk: The securities of foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. The costs associated with securities transactions are often higher in foreign countries than the U.S. The U.S. dollar value of foreign securities traded in foreign currencies (and any dividends and interest earned) held by the Fund may be affected favorably or unfavorably by changes in foreign currency exchange rates. An increase in the U.S. dollar relative to these other currencies will adversely affect the Fund. Additionally, investments in foreign securities, even those publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments. Foreign companies may not be subject to the same regulatory requirements of U.S. companies, and as a consequence, there may be less publicly available information about such companies. Foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. Substantial withholding taxes may apply to distributions from foreign companies. Also, foreign companies may not be subject to uniform accounting, auditing, and financial reporting
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standards and requirements comparable to those applicable to U.S. companies. Foreign governments and foreign economies often are less stable than the U.S. Government and the U.S. economy.

The risks associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments. Investments in securities of issuers in emerging markets may also be exposed to risks related to a lack of liquidity, greater potential for market manipulation, issuers' limited reliable access to capital, and foreign investment structures. Additionally, the Fund may have limited rights and remedies available to it to pursue claims against issuers in emerging markets.

ADRs Risk: ADRs are generally subject to the same risks as the foreign securities because their values depend on the performance of the underlying foreign securities. ADRs may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored ADRs generally bear all the costs of such depositary receipts, and the issuers of unsponsored ADRs frequently are under no obligation to distribute shareholder communications received from the company that issues the underlying foreign securities or to pass through voting rights to the holders of the ADRs. As a result, there may not be a correlation between such information and the market values of unsponsored ADRs.

Interest Rate Risk: In general, the value of bonds and other debt securities falls when interest rates rise and vice-versa. Longer term obligations are usually more sensitive to interest rate changes than shorter term obligations. While bonds and other debt securities normally fluctuate less in price than common stocks, there have been extended periods of increases in interest rates that have caused significant declines in bond prices. Interest rate risk is the risk that debt securities in the Fund’s portfolio will decline in value because of increases in market interest rates. This risk may be particularly acute as interest rates rise after a period of historically low interest rates. A rising interest rate environment may cause investors to move out of bonds and other debt securities on a large scale, which could adversely affect the price and liquidity of such securities. Changes in government monetary policy, especially during periods of high inflation, may affect interest rates. Such changes may be sudden, which can cause bond and other debt securities and related markets to experience heightened levels of interest rate volatility and liquidity risk.

Credit Risk: The issuers of the bonds and other debt securities held by the Fund may not be able to make interest or principal payments. Even if these issuers are able to make interest or principal payments, they may suffer adverse changes in financial condition that would lower the credit quality of the security, leading to greater volatility in the price of the security. During time periods characterized by recessionary market pressures such as inflationary price movements, rising interest rates, bank failures and other negative market stresses, credit risk increases.

Junk Bond Risk: Junk bonds are debt securities that have credit ratings below investment grade. Almost all debt securities have interest rate and credit risk. Junk bonds generally carry a higher level of both interest rate and credit risk than debt securities that are investment grade.

Management Risk: The success of the Fund’s strategy is dependent on the Adviser’s ability and its stock selection process to correctly identify the Fund’s investments. If the Adviser is unsuccessful, the Fund could experience losses regardless of the overall performance of the U.S. equity market.

Derivatives Risk: The Fund may invest in derivatives, such as option contracts, as a principal investment strategy. The primary risk of derivatives is the same as the risk of the underlying asset, namely that the value of the
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underlying asset may increase or decrease. Adverse movements in the value of the underlying asset can expose the Fund to losses. In addition, risks in the use of derivatives include:
•an imperfect correlation between the price of derivatives and the movement of the securities prices or interest rates;
•the possible absence of a liquid secondary market for any particular derivative at any time;
•the potential loss if the counterparty to the transaction does not perform as promised;
•the possible need to defer closing out certain positions to avoid adverse tax consequences, as well as the possibility that derivative transactions may result in acceleration of gain, deferral of losses or a change in the character of gain realized;
•the risk that the financial intermediary “manufacturing” the over the counter derivative, being the most active market maker and offering the best price for repurchase, will not continue to create a credible market in the derivative;
•because certain derivatives are “manufactured” by financial institutions, the risk that the Fund may develop a substantial exposure to financial institution counterparties; and
•the risk that a full and complete appreciation of the complexity of derivatives and how future value is affected by various factors including changing interest rates and credit quality is not attained.

There is no guarantee that derivatives will provide successful results and any success in their use depends on a variety of factors including the ability of the Adviser to predict correctly the direction of interest rates, securities prices, and other factors.

Risks from Writing Call Options: When the Fund writes call options on its portfolio securities, it limits its opportunity to profit from an investment and, consequently, the Fund could significantly underperform the market. Writing call options could also result in additional turnover and higher tax liability.

Risks from Writing Put Options: If the underlying security or instrument depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and a Fund will be obligated to purchase the underlying security or instrument at more than its market value.

Risks of Investment in Small-Cap Companies: The Fund may invest in smaller capitalization companies. Accordingly, the Fund may be subject to the additional risks associated with investment in companies with small and micro capital structures. These companies may (i) have relatively small revenues, (ii) have limited product lines or services, (iii) lack depth of management, (iv) lack the ability to obtain funds necessary for growth, and (v) feature products or services for which a market does not yet exist and/or may never be established.

The increased risk involved with investing in micro cap companies may cause the market prices of their securities to be more volatile than those of larger, more established companies. Further, these securities tend to trade at a lower volume than do those of larger, more established companies, which generally results in less liquidity. If the Fund is heavily invested in these securities, the NAV of the Fund will be more susceptible to sudden and significant losses if the value of these securities decline.

Risks of Investment in Medium-Cap Companies: The Fund may invest in medium capitalization companies. Securities of medium capitalization companies tend to be riskier than securities of companies with large capitalizations. This is because mid cap companies typically have smaller product lines and less access to liquidity than large cap companies, and are therefore more sensitive to economic downturns. In addition, growth prospects of mid cap companies tend to be less certain than large cap companies, and the dividends paid by mid cap stocks are frequently negligible. Moreover, mid cap stocks have, on occasion, fluctuated in the opposite direction of large cap stocks or the general stock market. Consequently, securities of mid cap companies tend to be more volatile than those of large cap companies.

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Liquidity Risk: Liquidity risk is the risk that, due to certain investments trading in lower volumes or to market and economic conditions, the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects based on the Fund’s valuation of the investments. See “Interest Rate Risk,” “Foreign and Emerging Markets Securities Risk,” and “Risks of Investments in Small-Cap Companies” for additional discussion on certain liquidity risks. Events that may lead to increased redemptions, such as market disruptions, may also negatively impact the liquidity of the Fund’s investments when it needs to dispose of them. If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. Liquidity issues may also make it difficult to value the Fund’s investments.

Value Investing Risk: Value investing risk is the risk associated with the Fund’s investment in companies it considers undervalued relative to their peers or the general stock market where these securities may decline or may not reach what the Adviser believes are their full value.

Tax Law Change Risk: Tax law is subject to change, possibly with retroactive effect, or to different interpretations. For example, tax legislation enacted in 2017 (the Tax Cuts and Jobs Act) resulted in fundamental changes to the Internal Revenue Code (some of which are set to expire at the end of 2025). More recently, the Inflation Reduction Act of 2022 added a 15% alternative minimum tax on large corporations and a 1% excise tax on repurchases of stock by publicly traded corporations and certain affiliates. Any future changes are highly uncertain, and the impact on the Fund or its shareholders cannot be predicted. Prospective shareholders should consult their own tax advisors regarding the impact to them of possible changes in tax laws.

You could lose money on your investment in the Fund, or the Fund may not perform as well as other possible investments. The Fund does not constitute a balanced or complete investment program and the NAV of its shares will fluctuate based on the value of the securities held by the Fund.

Who should buy this Fund
The Fund is most appropriate for long-term investors who understand the risks of investing and are seeking long-term capital appreciation, and who are willing to accept short term volatility and risk.

PAST PERFORMANCE
The accompanying bar chart and table provide some indication of the risks of investing in the Fund and the variability of the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for one year, five years, ten years, and since the Fund’s inception compare with those of broad measures of market performance. Following the bar chart is the Fund’s highest and lowest quarterly returns during the period shown in the bar chart. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. It may perform better or worse in the future. Updated performance information is available on the Fund’s website at http://www.ycgfunds.com or by calling 855-444-YCGF (9243).

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Annual Total Returns as of December 31

Best Quarter		Worst Quarter
Q2 2020	18.43%	Q1 2020	-20.78%

Average Annual Total Returns for the periods ended December 31, 2024
	One Year	Five Years	Ten Years	Since Inception (12/28/2012)
YCG Enhanced Fund (YCGEX)
Return Before Taxes	12.00%	11.03%	12.03%	13.07%
Return After Taxes on Distributions	10.93%	10.21%	11.25%	12.27%
Return After Taxes on Distributions and Sale of Fund Shares	7.91%	8.69%	9.82%	10.86%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	25.02%	14.53%	13.10%	14.80%
S&P Global BMI Total Return Index (reflects no deduction for fees, expenses, or taxes)	16.75%	9.94%	9.40%	10.19%
After tax returns are calculated using the historical highest individual stated federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).
MANAGEMENT
Investment Adviser
YCG, LLC is the Fund’s investment adviser.
Portfolio Manager
Mr. Brian Yacktman, Chief Investment Officer and Portfolio Manager, and Mr. Elliott Savage, Portfolio Manager, have served as the Fund’s portfolio managers since its inception.
PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem shares of the Fund on any business day, which is any day the New York Stock Exchange (“NYSE”) is open for business. You may purchase or redeem shares of the Fund either through certain brokerage firms, financial institutions, and other industry professionals (collectively, “Service Organizations”) or directly from the Fund by the means described below. The minimum initial investment in shares of the Fund is $2,500. Additional investments must be in amounts of $100 or more. The minimum initial investment in
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retirement accounts (such as an IRA) is $1,000. Additional investments in retirement accounts must be in amounts of $100 or more. The Fund also offers an Automatic Investment Plan (“AIP”). The minimum investment for an AIP is $500. Additional investments must be in amounts of $100 or more.
For important information about the purchase and sale of Fund shares, please turn to “How You Can Buy and Sell Shares” on page 14 of this Prospectus.
TAX INFORMATION
The Fund’s distributions generally will be taxable to you, and they may be taxed as ordinary income or capital gains, whether they are paid in cash or reinvested in Fund shares, unless you invest through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case such distributions may be taxable at a later date.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and other related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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SECTION 2- ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS
This section provides additional information about the Fund’s investments and certain portfolio management techniques that the Fund may use. More information about the Fund’s investments and portfolio management techniques, and related risks, is included in the Statement of Additional Information (“SAI”).
ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS
The Fund seeks to maximize long-term capital appreciation consistent with reasonable investment risk. The Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without the approval of the Fund’s shareholders. However, as a matter of policy, the Fund would not materially change its investment objective without informing shareholders at least 60 days in advance of such change.

The Fund invests primarily in equity securities without regard to market capitalization that the Adviser believes will produce high, risk-adjusted, forward rates of return (i.e., the long-term annualized return that the Adviser believes a given security can achieve when purchased at the current market price). The Adviser believes the key is to invest in businesses that can compound capital at high rates of return for long periods of time. Businesses with this capability are extremely rare because competition and innovation drive down real pricing to the cost of capital, leaving little excess returns for investors. Therefore, the Adviser pays particular attention to identifying businesses with enduring pricing power, which the Adviser views as the single most important characteristic on which to focus.

The Adviser utilizes a proprietary framework to identify these rare businesses, which tend to possess the following characteristics:

Global Champions
•Deeply entrenched in the economic system
•Globally-networked brand or service
•Geographically-diverse revenue streams
•High market share

Enduring Pricing Power
•Ability to charge a large premium for products or services that are virtually identical to those of their competitors and maintain or grow that premium for decades while maintaining volume growth
•Capability to overcome deflationary pricing that comes as a result of competition and innovation
•Prefer global network economics where the value scales exponentially as the network grows
•More immune to disruption due to slow changing industry and/or difficult to replicate competitive advantages

Long-Term Volume Growth Opportunities
•Long runway of reinvestment at high rates of return
•Benefits from the growth in the global middle and upper classes
•Benefits from urbanization
•Pricing power combined with volume growth means they will be indexed to GDP growth or better

Ownership-Minded Management Team
•High family, founder, or other insider ownership
•History of treating minority owners fairly
•History of wise capital allocation decisions
•Proven track record of ignoring short-term Wall Street pressures
•Focus on aligning employee incentives with owners (principal-agent problem)

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Conservatively Capitalized
•Can survive or even thrive in a deep recession
•Possess financial flexibility to fend off new and existing competitors
•Prefer businesses with high returns on tangible assets (thus not requiring leverage)

The Adviser then strives to construct a portfolio of these sustainably high returning businesses that the Adviser believes is both attractively priced and diversified across multiple dimensions including macroeconomic sensitivity, product category, and geography. The Adviser hopes to benefit from the superior economics of these businesses for many years to come.

The Adviser believes that holding a relatively small number of stocks allows its “best ideas” to have a meaningful impact on the Fund’s performance. Therefore, the Fund is non-diversified and will hold fewer stocks than the typical stock mutual fund. The Adviser may invest more in its top choices than in investments it thinks are less attractive. At times, depending on market and other conditions, and in the sole discretion of the Adviser, the Fund may invest a substantial portion of its assets in a small number of issuers, business sectors or industries. Generally, the Fund will hold between 15 to 50 securities, not including options.

The Adviser may buy companies of any size market capitalization. If all else is equal, it prefers larger companies to smaller companies with regards to market capitalization.

The Adviser seeks to enhance the Fund's returns primarily through the sale of cash secured puts and covered calls. Thus, the Fund may write options on a portion of the Fund’s long equity portfolio as a means to generate additional income and to tax-efficiently enter and exit positions. The Fund will not use this strategy as a means of generating implicit leverage. In other words, if all put options were to be exercised, the Fund will generally have enough cash on hand to purchase the assigned shares. While the Adviser seeks to augment returns primarily through the sale of puts and covered calls, this “option enhancement” component may involve additional options strategies.

The Fund may invest up to 50% of its assets in foreign equity securities, including securities of companies located in emerging markets. The Adviser defines foreign equity securities as equity securities of issuers listed on non-U.S. exchanges. This 50% limit does not apply to investments in the form of ADRs or any security of a foreign company that is listed and trades on a U.S. exchange. The Fund may, from time to time, have significant exposure to one or more sectors of the market. As of November 30, 2024, 32.6% of the Fund’s net assets were invested in securities of issuers within the financial services sector.

The Fund’s investments in debt securities may include U.S. Treasury notes and bonds, investment grade corporate debt securities, convertible debt securities, debt securities below investment grade (high yield or junk bonds), and foreign debt securities. The Fund may invest up to 20% of its assets in such debt securities, all of which may be in “junk” bonds, i.e., debt securities that are not investment grade securities. These types of bonds carry greater risk.

Once the Adviser determines the companies in which it would like to become business owners, it may also choose to strategically write put options on specific stocks to establish a position or further increase its size. The Adviser views this as a possible way to help provide additional margin of safety to the alternative of buying the stock at prevailing market prices. The Adviser will only write put options if it is willing to purchase the stock at the exercise price. The Adviser views this as similar to being paid a premium to enter a limit order to buy a stock it desires to own.
The Adviser generally sells securities of companies when the expected rate of return becomes inadequate, or if it believes there are better investment opportunities available, or if the securities no longer meet its investment criteria. The Adviser may write covered call options on specific stocks to exit a position or decrease its size. The Adviser views this as a way to provide additional income to the portfolio. The Adviser will only write call options
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if it is willing to sell the stock at the exercise price. The Adviser views this as similar to being paid a premium to enter a limit order to sell a stock it desires to exit.
The Adviser does not attempt to achieve the Fund’s investment objectives by active and frequent trading of common stocks. While the Fund’s portfolio turnover will vary from year to year based upon market conditions and factors affecting the particular securities held in the portfolio, it is anticipated that the Fund’s average portfolio turnover will generally not exceed 50% annually.
The Adviser follows many more companies than it actually buys. The Adviser does not attempt to “time the market,” but may increase the Fund’s cash position if the Adviser does not believe opportunities exist for purchasing securities of companies that meet its investment requirements. If there is cash available for investment and there are not securities that meet the Fund’s investment criteria, the Fund may invest without limitation in high-quality cash and cash equivalents such as U.S. Government securities or government money market fund shares. In the event that the Fund takes such a temporary defensive position, it may not be able to achieve its investment objective during this temporary period.
ADDITIONAL INFORMATION ABOUT RISKS
You could lose money on your investment in the Fund, or the Fund may not perform as well as other possible investments. The Fund does not constitute a balanced or complete investment program and the NAV of its shares will fluctuate based on the value of the securities held by the Fund.
The Fund is subject to the following non-principal risks:
Cybersecurity Risk ‑ Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or the Fund’s service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.
Redemption Risk ‑ The Fund may experience periods of heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the Fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in the Fund could hurt performance and/or cause the remaining shareholders in the Fund to lose money. If the Fund is forced to liquidate its assets under unfavorable conditions or at inopportune times, the value of your investment could decline. The Fund further reserves the right to distribute “in-kind” securities from the Fund’s portfolio in lieu (in whole or in part) of cash under certain circumstances, including under stressed market conditions. The Fund may do so in the form of pro-rata slices of the Fund’s portfolio, individual securities, or a representative basket of securities. It is not expected that the Fund would do so except in unusual circumstances. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash. Also, a shareholder who receives a redemption in kind bears the market risk of the securities until they are converted into cash.
Temporary Defensive Strategy ‑ At times, the Fund may employ temporary defensive strategies in response to unfavorable economic, market, political or other conditions. At such times, the Fund may increase its cash reserves without limit by holding high quality, short-term debt securities and money market instruments and by entering into repurchase agreements. If the Fund holds cash uninvested, it will be subject to the credit risk of the depository institution holding the cash. If the Fund holds cash uninvested, the Fund will not earn income on the cash. These investments are inconsistent with the Fund’s primary investment strategies. As a result, during these periods, the Fund may not achieve its objective.
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DISCLOSURE OF PORTFOLIO HOLDINGS
The Fund has established a policy with respect to the disclosure of its portfolio holdings. A description of this policy is provided in the Fund’s SAI, which can be obtained free of charge by contacting the Fund’s transfer agent, U.S. Bancorp Fund Services, LLC (the “Transfer Agent”), at 855-444-YCGF (9243). U.S. Bancorp Fund Services, LLC is doing business as U.S. Bank Global Fund Services with respect to its role as administrator and accountant for the Fund. The Fund posts its portfolio holdings on its website www.ycgfunds.com, quarterly by the 10th business day of the month following a calendar quarter.
SECTION 3- WHO MANAGES YOUR MONEY
THE INVESTMENT ADVISER
YCG, LLC, 3207 Ranch Road 620 South, Suite 200, Austin, TX 78738, manages the investments of the Fund pursuant to a written investment advisory agreement (the “Advisory Agreement”). As of December 31, 2024, the Adviser had approximately $1.528 billion in assets under management. Brian Yacktman, President of the YCG Funds (the “Trust”), is a Partner of the Adviser. Under the Advisory Agreement, the Adviser, subject to the general supervision of the Board, manages the Fund in accordance with its investment objective and policies, makes decisions with respect to, and places orders for, all purchases and sales of portfolio securities, and maintains related records.
Under the Advisory Agreement, the monthly compensation paid to the Adviser is accrued daily on the average daily net assets of the Fund. Pursuant to the Advisory Agreement, the Fund will pay fees to the Adviser at the annual rate of 1.00% of the Fund’s average daily net assets, computed daily and paid monthly.
In the interest of limiting expenses of the Fund, the Adviser has entered into a contractual expense limitation agreement with the Trust (the “Operating Expenses Limitation Agreement”). Pursuant to the Operating Expenses Limitation Agreement, the Adviser has agreed (for the lifetime of the Fund) to waive or limit its fees and assume other expenses of the Fund so that the Fund’s ratio of total annual operating expenses is limited to 1.39%. In addition to the lifetime limit, the Adviser has agreed to waive or limit its fees to the extent necessary to ensure that total annual fund operating expenses do not exceed 1.19% at least through April 1, 2026. These limitations do not apply to interest, taxes, brokerage commissions, and other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business.
The Adviser will be entitled to the recoupment of fees waived by the Adviser to the Fund, subject to the limitations that (1) the recoupment is made only for fees waived not more than three years prior to the date of the recoupment, and (2) the recoupment may not be made if it would cause the Fund’s annual expense limitation at the time of the recoupment or at the time of the original waiver (whichever is less) to be exceeded. The recoupment amount may not include any additional charges or fees, such as interest accruable on the recoupment account.
As a result of the applicable reimbursements and recoupment under the Operating Expenses Limitation Agreement the Adviser has with the Trust, the Adviser was effectively paid a management fee of 1.00% of the Fund’s average daily net assets for the fiscal year ended November 30, 2024.
A discussion regarding the basis for the Board’s approval of the Advisory Agreement is available in the Fund’s Certified Shareholder Report on Form N-CSR for the fiscal year ended November 30, 2024.
THE PORTFOLIO MANAGERS
Brian Yacktman serves as a Portfolio Manager for the Fund, and has done so since the Fund’s inception. Mr. Yacktman is a Founding Partner of YCG, LLC, and has served as the Chief Investment Officer since the firm’s inception in November 2007. Prior to founding YCG, LLC, Mr. Yacktman was an associate at Yacktman Asset Management. He served in that role from 2004 to 2007. Mr. Yacktman earned a BS in Economics from Brigham Young University in 2002, and an MBA from Brigham Young University in 2004. Mr. Yacktman has a Series 65 (Investment Advisers) license, which he received in 2011.
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Elliott Savage serves as a Portfolio Manager for the Fund, and has done so since the Fund’s inception. Mr. Savage is a Portfolio Manager and a Partner of YCG, LLC. He has been managing money for over twenty years. Prior to his experience at YCG, LLC, Mr. Savage was a Senior Analyst at Highside Capital Management, a multi-billion dollar long/short equity hedge fund located in Dallas, Texas. Prior to joining Highside in 2003, Elliott worked as an investment banker at Salomon Smith Barney in New York. Elliott joined Salomon Smith Barney from the University of Virginia where he was an Echols Scholar and graduated with distinction with B.A.’s in both Economics and Cognitive Science and a minor in Biology.
The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund.
SECTION 4- HOW YOU CAN BUY AND SELL SHARES
YOUR ACCOUNT
Types of Accounts ― If you are making an initial investment in the Fund, you will need to open an account. You may establish the following types of accounts:
Individual, Sole Proprietorship and Joint Accounts. Individual and sole proprietorship accounts are owned by one person; joint accounts can have two or more owners. All owners of the joint account must sign written instructions to purchase or redeem shares or to change account information exactly as their names appear on the account. If you elect telephone privileges, however, redemption requests by telephone may be made by any one of the joint account owners.
Uniform Gifts or Transfers To Minor Accounts (UGMA OR UTMA). Depending on the laws of your state, you may set up a custodial account under the Uniform Gifts (or Transfers) to Minors Act. These custodial accounts provide a way to give a child up to the maximum amount established under the statute without paying Federal gift tax under the Uniform Gifts (or Transfers) to Minors Act. To open a UGMA or UTMA account, you must include the minor’s social security number on the application, and the custodian, or trustee, of the UGMA or UTMA must sign instructions in a manner indicating trustee capacity.
Corporate and Partnership Accounts. To open a corporate or partnership account, or to send instructions to the Fund, the following documents are required:
*For corporations, a corporate resolution signed by an authorized person with a signature guarantee.
*For partnerships, a certification for a partnership agreement, or the pages from the partnership agreement that identify the general partners.
*An authorized officer of the corporation or other legal entity must sign the application.
Trust Accounts. The trust must be established before you can open a trust account. To open the account you must include the name of each trustee, the name of the trust and provide complete trust documents.
HOW TO OPEN AN ACCOUNT AND PURCHASE SHARES
Once you have chosen the type of account that you want to open, you are ready to establish an account.
General Information ― The Fund does not issue share certificates. You will receive quarterly account statements and a confirmation of each transaction. You should verify the accuracy of all transactions in your account as soon as you receive your account statement. During unusual market conditions, the Fund may temporarily suspend or discontinue any service or privilege.
Purchasing Shares ― Shares of the Fund may be purchased directly from the Fund or through brokers or dealers who are authorized by the Fund’s distributor, Vigilant Distributors, LLC (the “Distributor”), to sell shares of the
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Fund. Shares of the Fund are also offered through certain financial supermarkets, investment advisers and consultants, and other investment professionals. Investment professionals who offer shares may require the payment of fees from their individual clients. If you invest through a third party, the policies and fees may be different from those described in this Prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts.
Shares of the Fund have not been registered for sale outside of the United States. The Fund generally does not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.
Method of Purchase
Upon acceptance by the Fund, all purchase requests received in good order before the close of the NYSE (generally 4:00 p.m., Eastern time) will be processed at the NAV next calculated after receipt. Purchase requests received after the close of the NYSE (generally 4:00 p.m., Eastern time) will receive the next business day’s NAV per share.
Each account application (each an “Account Application”) to purchase Fund shares is subject to acceptance by the Fund and is not binding until so accepted. The Fund reserves the right to reject any Account Application, or to reject any purchase order if, in its discretion, it is in the Fund’s best interest to do so. For example, a purchase order may be refused if it appears so large that it would disrupt the management of the Fund. Accounts opened by entities, such as corporations, limited liability companies, partnerships or trusts, will require additional documentation. Please note that if any information listed above is missing, your Account Application will be returned and your account will not be opened.
Purchase by Mail. To purchase Fund shares by mail, simply complete and sign the Account Application and mail it, along with a check made payable to the Fund to be purchased to the address below. To make additional investments once you have opened your account, write your account number on the check and send it together with the Invest by Mail form from your most recent confirmation statement received from the Transfer Agent. If you do not have the Invest by Mail form, include the Fund name, your name, address, and account number on a separate piece of paper along with your check.

Regular Mail	Overnight or Express Mail
YCG Enhanced Fund c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, WI 53201-0701	YCG Enhanced Fund c/o U.S. Bank Global Fund Services 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202
The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.
All purchase checks must be in U.S. dollars drawn on a domestic financial institution. The Fund will not accept payment in cash or money orders. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Fund is unable to accept post-dated checks, or any conditional order or payment. A service fee, currently $25, as well as any loss sustained by the Fund, will be deducted from a shareholder’s account for any purchases that do not clear. The Fund and the Fund’s Transfer Agent will not be responsible for any losses, liability, cost or expense resulting from rejecting any purchase order.
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Purchase by Wire. If you are making your first investment in the Fund, the Transfer Agent must have a completed Account Application before you wire the funds. You can mail or use an overnight service to deliver your Account Application to the Transfer Agent at the above address. Upon receipt of your completed Account Application, the Transfer Agent will establish an account for you. Once your account has been established, you may instruct your bank to send the wire. Prior to sending the wire, please call the Transfer Agent at 855-444-YCGF (9243) to advise them of the wire and to ensure proper credit upon receipt. Your bank must include the name of the Fund, your name and your account number so that your wire can be correctly applied. Your bank should transmit immediately available funds by wire to:

Wire to:	U.S. Bank, N.A.
ABA Number:	075000022
Credit:	U.S. Bancorp Fund Services, LLC
Account:	112-952-137
Further Credit:	YCG Enhanced Fund (Shareholder Name/Account Registration) (Shareholder Account Number)

Wired funds must be received prior to the close of the NYSE (generally 4:00 p.m., Eastern time) to be eligible for same day pricing. The Fund and U.S. Bank, N.A., the Fund’s custodian, are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.
Online Transactions. To open an account online go to ycgfunds.com. You will need to provide your social security number, your bank’s ABA (American Bank Association) number, your bank account number, your mailing address, your residential address and your email address.
Once you have opened an account, you can make subsequent purchases online at ycgfunds.com. To set up your online account after opening an account by mail, you will need the last four digits of your Social Security number (or taxpayer identification number) and your account number.
Payment for shares purchased online may be made only through an ACH (Automatic Clearing House) debit of your bank account of record. Redemptions will be paid by check, wire or ACH transfer only to the address or bank account of record. Only bank accounts held at domestic financial institutions that are ACH members can be used for transactions online. Online transactions also are subject to the same purchase minimums and maximums as other purchase methods. However, the maximum online redemption amount is $50,000. You should be aware that there may be delays, malfunctions or other inconveniences associated with online transactions. There also may be times when the website is unavailable for Fund transactions or other purposes. Should this happen, you should consider performing transactions by another method. The Funds employ procedures to verify that online transactions are authentic. These procedures include passwords, encryption and other precautions reasonably designed to protect the integrity, confidentiality and security of shareholder information. In order to conduct transactions online, you will need your account number, username and password. The Funds and their service providers will not be liable for any loss, liability, cost or expense for following instructions communicated online, including fraudulent or unauthorized instructions.
Investing by Telephone. You may not make initial purchases of Fund shares by telephone. If you did not decline telephone options on the Account Application, and your account has been open for 7 business days, you may purchase additional shares by telephoning the Fund toll free at 855-444-YCGF (9243). This option allows investors to move money from their bank account to their Fund account upon request. Only bank accounts held at domestic financial institutions that are Automated Clearing House (“ACH”) members may be used for telephone transactions. The minimum telephone purchase amount is $100. If your order is received prior to the close of the NYSE (generally 4:00 p.m., Eastern time), shares will be purchased in your account at the NAV determined on the day your order is placed. During periods of high market activity, shareholders may encounter higher than usual call waiting times. Please allow sufficient time to place your telephone transaction. Once your telephone
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transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time). The Fund is not responsible for delays due to communications or transmission outages or failure.
Minimum Investments ― The minimum initial investment in shares of the Fund is $2,500. Additional investments must be in amounts of $100 or more. The minimum initial investment in retirement accounts (such as an IRA) is $1,000. Additional investments in retirement accounts must be in amounts of $100 or more. The Fund retains the right to waive the minimum initial investment or to refuse to accept an order.
Automatic Investment Plans (“AIP”) ― You may open an account with $500 if you establish an AIP. AIP provides a convenient method to have monies deducted from your bank account, for investment into the Fund, once or twice a month on specified dates. In order to participate in the AIP, each purchase must be in the amount of $100 or more, and your financial institution must be a member of the ACH network. If your bank rejects your payment, the Fund’s Transfer Agent will charge a $25 fee to your account. To begin participating in the AIP, please complete the “Automatic Investment Plan” section on the Account Application or call the Fund’s Transfer Agent at 855-444-YCGF (9243) for additional information. To open an AIP account, call or write to the Fund to request an “Automatic Investment” form. Complete and sign the form, and return it to the Fund along with a voided check or savings deposit slip for the bank account from which payments will be made.
A shareholder may change the monthly investment, skip a month or discontinue the Automatic Investment Plan as desired by notifying the Transfer Agent in writing or by telephone at 855-444-YCGF (9243). Any change should be submitted at least 5 days prior to effective date.
Transactions Through Third Parties ― You may buy and sell shares of the Fund through certain brokers (and their authorized agents) that have made arrangements with the Distributor to sell Fund shares. When you place your order with such a broker or its authorized agent, your order is treated by the broker as if you had placed it directly with the Fund, and you will pay or receive the next price calculated by the Fund. The broker (or authorized agent) is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund’s current prospectus. The broker (or its authorized agent) may charge you a fee for handling your order.
How to Pay for Your Purchase of Shares ― You may purchase shares of the Fund by check, ACH payment, or wire. All payments must be in U.S. dollars.
Checks. All checks must be drawn on U.S. banks and made payable to “YCG Enhanced Fund.” No other method of check payment is acceptable (for example, you may not pay by travelers check).
ACH Payments. Instruct your financial institution to make an ACH payment to us. These payments typically take 2 days. Your financial institution may charge you a fee for this service.
Wires. Instruct your financial institution to make a Federal funds wire payment to us. Your financial institution may charge you a fee for this service.
Limitations on Purchases ― The Fund reserves the right to refuse any purchase request, particularly requests that could adversely affect the Fund or its operations. This includes those from any individual or group who, in the Fund’s view, is likely to engage in excessive trading (usually defined as more than four exchanges out of the Fund within a calendar year).
Cancelled or Failed Payments ― The Fund accepts checks and ACH transfers at full value subject to collection. If your payment for shares is not received or you pay with a check or ACH transfer that does not clear, your purchase will be cancelled and a $25 fee will be charged. You will be responsible for any losses or expenses incurred by the Fund or the Transfer Agent, and the Fund may redeem other shares you own in the account as reimbursement. The Fund and its agents have the right to reject or cancel any purchase or redemption due to non-
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payment. If your purchase is cancelled due to non-payment, you will be responsible for any loss the Fund incurs. The Fund will not accept cash or third-party checks for the purchase of shares.
The Fund has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”) and related anti-money laundering laws and regulations. To ensure compliance with these laws, the Account Application asks for, among other things, the following information for all “customers” seeking to open an “account” (as those terms are defined in rules adopted pursuant to the USA PATRIOT Act):
Full name;
Date of birth (individuals only);
Social Security or taxpayer identification number; and
Permanent street address (a P.O. Box number alone is not acceptable).
You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.
In compliance with the USA PATRIOT Act of 2001 and other applicable anti-money laundering laws and regulations, please note that the Transfer Agent will verify certain information on your application as part of the Trust’s Anti-Money Laundering Program. As requested on the account application, you must supply your full name, date of birth, social security number and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P. O. Box will not be accepted. The Fund reserves the right to request additional clarifying information and may close your account if such clarifying information is not received by the Fund within a reasonable time of the request or if the Fund cannot form a reasonable belief as to the true identity of a customer. If you require additional assistance when completing your application, please contact the Transfer Agent at 855-444-YCGF (9243).
If your identity is unable to be verified, as required by anti-money laundering laws, your account may not be opened, your account may be opened pending verification of your identity or the Fund may restrict your ability to purchase additional shares. If your identity is subsequently unable to be verified, your account may be closed and the value of your shares at the next calculated NAV will be returned to you.
HOW TO SELL (REDEEM) SHARES OF THE FUND
You have the right to sell (“redeem”) all or any part of your shares subject to certain restrictions. Selling your shares in the Fund is referred to as a “redemption” because the Fund buys back its shares. The Fund’s procedure is to redeem shares at the NAV determined after the Transfer Agent receives the redemption request in proper order, less any applicable redemption fee. See “Redemption Procedures” below. Your redemption proceeds will be mailed to your current address or transmitted electronically to your designated bank account. Except under certain emergency conditions, the Fund will send your redemption to you within 7 calendar days after receipt of your redemption request. During unusual market conditions, the Fund may suspend redemptions or postpone the payment of redemption proceeds, to the extent permitted under the Federal securities laws. Delays may occur in cases of very large redemptions, excessive trading or during unusual market conditions. If you purchase your shares by check or electronic funds transfer through the ACH network, the Fund may delay sending the proceeds from your redemption request until your payment has cleared. This could take up to 15 calendar days. Shareholders can avoid this delay by utilizing the wire purchase option. Under normal circumstances, the Fund expects to meet redemption requests through the sale of investments held in cash or cash equivalents. In situations in which investment holdings in cash or cash equivalents are not sufficient to meet redemption requests, the Funds may choose to sell portfolio assets for the purpose of meeting such requests. The Fund further reserves the right to
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distribute “in-kind” securities from the Fund’s portfolio in lieu (in whole or in part) of cash under certain circumstances, including under stressed market conditions.
The Fund cannot accept requests that specify a certain date for redemption or which specify any other special conditions. Please call 855-444-YCGF (9243) for further information regarding redemptions. YOUR REDEMPTION REQUEST WILL NOT BE PROCESSED IF IT IS NOT IN PROPER FORM (SEE “REDEMPTION PROCEDURES”). HOWEVER, YOU WILL BE NOTIFIED IF YOUR REDEMPTION REQUEST IS NOT IN PROPER FORM.
If you originally purchased your shares through a financial intermediary, your redemption order must be placed with the same financial intermediary in accordance with their established procedures. Your financial intermediary is responsible for sending your order to the Transfer Agent and for crediting your account with the proceeds. Your financial intermediary may charge for the services that they provide to you in connection with processing your transaction order or maintaining an account with them.
In general, orders to sell or “redeem” shares may be placed directly with the Fund or through a financial intermediary. You may redeem all or part of your investment in the Fund’s shares on any business day that the Fund calculates its NAV. Your share price will be based on the next NAV calculated after the Transfer Agent or a financial intermediary receives your redemption request in good order. A redemption request will generally be deemed in “good order” if it includes:
•The shareholder’s name;
•The name of the Fund;
•The account number;
•The share or dollar amount to be redeemed; and
•Signatures by all shareholders on the account (with signature(s) guaranteed if applicable).
Unless you instruct the Transfer Agent otherwise, redemption proceeds will be sent to the address of record. The Fund will not be responsible for interest lost on redemption amounts due to lost or misdirected mail.
Redemption Procedures.
By Mail ― To redeem shares of the Fund, your redemption request must be in proper form. To redeem by mail, prepare a written request including:
*Your name(s) and signature(s);
*The Fund’s name and your account number;
*The dollar amount or number of shares you want to redeem;
*How and where to send your proceeds;
*A signature guarantee, if required (see “Signature Guarantee Requirements”); and
*Any other legal documents required for redemption requests by corporations, partnerships or trusts.
Mail your request and documentation to:

Regular Mail	Overnight or Express Mail
YCG Enhanced Fund c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, WI 53201-0701	YCG Enhanced Fund c/o U.S. Bank Global Fund Services 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202
The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box, of purchase
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orders or redemption requests does not constitute receipt by the Transfer Agent of the Fund. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.
By Wire ― If you did not decline telephone options on your account application, and submitted a voided check or savings deposit slip to establish your bank account information, you may request payment of your redemption proceeds by wire. Wire requests are only available if your redemption is for $100 or more. You will be charged a wire transfer fee of $15.
To request a wire redemption, mail or call the Fund with your request.
By Telephone ― The Fund accepts redemption requests by telephone only if you did not decline telephone privileges on your account application or on a separate form.
If you did not decline telephone transactions (either on the Account Application or by subsequent arrangement in writing with the Fund), you may redeem shares, in amounts of $50,000 or less, by instructing the Fund by telephone at 855-444-YCGF (9243). A signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source may be required of all shareholders in order to add or change telephone redemption privileges on an existing account. Telephone redemptions will not be made if you have notified the Transfer Agent of a change of address within 30 days before the redemption request. During periods of high market activity, shareholders may encounter higher than usual call waiting times. Please allow sufficient time to place your telephone transaction. Once your telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally 4:00 p.m., Eastern Time). The Fund is not responsible for delays due to communication or transmission outages or failures.
Note: Neither the Fund nor any of its service providers will be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine. To confirm that all telephone instructions are genuine, the Fund will use reasonable procedures, such as requesting that you correctly state:
•Your Fund account number;
•The name in which your account is registered; or
•The Social Security or taxpayer identification number under which the account is registered.
Your proceeds will be mailed to you or wired to you (if you have elected wire redemption privileges - See “By Wire” above). Telephone redemptions are easy and convenient, but this account option involves a risk of loss from unauthorized or fraudulent transactions. The Fund takes reasonable precautions to protect your account from fraud. You should do the same by keeping your account information private and by reviewing immediately any account statement and transaction confirmations that you receive. Neither the Fund nor the Transfer Agent will be responsible for any losses due to telephone fraud, so long as reasonable steps to verify the caller’s identity have been taken.
If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.
Signature Guarantee Requirements ― The Transfer Agent may require a signature guarantee for certain requests. A signature guarantee assures that your signature is genuine and protects you from unauthorized transactions. Signature guarantees can be obtained from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program , but not from a notary public. A signature guarantee, from either a Medallion program member or a non-Medallion program member, is required of each owner in the following situations:
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•If ownership is being changed on your account;
•When redemption proceeds are payable or sent to any person, address or bank account not on record;
•When a redemption is received by the Transfer Agent and the account address has changed within the last 30 calendar days;
•For all redemptions in excess of $50,000 from any shareholder account.
Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.
In addition to the situations described above, the Fund and/or the Transfer Agent reserves the right to require a signature guarantee or other acceptable signature verification in other instances based on the circumstances relative to the particular situation. The Fund reserves the right to waive any signature requirement at their sole discretion.
Small Accounts ― If the value of your account falls below $1,000, the Fund may ask you to increase your balance. If the account value is still below $1,000 after 30 days, the Fund will provide you with 60 days’ written notice in order to allow you a reasonable opportunity to increase the size of your account. If after the 60 days’ notice period, your account remains below $1,000, the Fund may close your account and send you the proceeds. The Fund will not close your account, however, if it falls below $1,000 solely as a result of a reduction in your account’s market value.
Involuntary Redemptions ― As discussed above, shares may be redeemed in connection with the closing of small accounts. Additionally, the Fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Trustees, including, for example and not limited to, (1) if the shareholder fails to provide the Fund with identification required by law; (2) if the Fund is unable to verify the information received from the shareholder; and (3) to reimburse the Fund for any loss sustained by reason of the failure of the shareholder to make full payment for shares purchased by the shareholder.
Transferring Registration ― If you wish to transfer shares to another owner, send a written request to the Transfer Agent. Your request should include (1) the name of the Fund and existing account registration; (2) signature(s) of the registered owner(s); (3) the new account registration, address, Social Security Number or Taxpayer Identification Number and how dividends and capital gains are to be distributed; (4) signature guarantees; and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call the Transfer Agent at 855-444-YCGF (9243).
Inactive Accounts ― It is important that the Fund maintain a correct address for each investor. An incorrect address may cause an investor’s account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, the Fund will attempt to locate the investor or rightful owner of the account. If the Fund is unable to locate the investor, it will determine whether the investor’s account can legally be considered abandoned. Your mutual fund account may be transferred to the state government of your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction. Please proactively contact the Transfer Agent at 855-444-YCGF (9243) at least annually to ensure your account remains in active status.
If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller. Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form. Interest or income is not earned on redemption or distribution checks sent to you during the time the checks remain uncashed.
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Other Redemption Considerations ― The Fund offers a Systematic Withdrawal Plan (“SWP”) whereby shareholders may request that a particular amount be sent to them each month, calendar quarter, or annually. Payment can be made by sending a check to your address of record, or funds may be sent directly to your pre-determined bank account via the ACH network. To establish a SWP, your account must have a value of at least $10,000, and the minimum amount that may be withdrawn each month, quarter or year is $100. The SWP may be terminated or modified by the Fund at any time. The shareholder should submit any termination or modification to the Transfer Agent 5 days prior to effective date. To establish a SWP, please complete the appropriate section of the Account Application or submit a written letter of instruction to the Transfer Agent. A signature guarantee may be required. Your withdrawals may, over time, deplete your original investment or exhaust it entirely if you make large and frequent withdrawals. Please call the Fund’s Transfer Agent at 855-444-YCGF (9243) if you have additional questions about establishing a SWP.
Shareholders who have an IRA or other retirement plan must indicate on their written redemption request whether to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding. Shares held in IRA accounts may be redeemed by telephone at 855-444-YCGF (9243). IRA investors will be asked whether or not to withhold taxes from any distribution.
How To Contact The Fund ― For more information about the Fund or your account, you may write to the Fund at:

Regular Mail	Overnight or Express Mail
YCG Enhanced Fund c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, WI 53201-0701	YCG Enhanced Fund c/o U.S. Bank Global Fund Services 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202
Or you may call toll free at 855-444-YCGF (9243).
SECTION 5- GENERAL INFORMATION
DIVIDENDS, DISTRIBUTIONS AND TAXES
As a shareholder, you are entitled to your share of the Fund’s net income and capital gains on its investments. The Fund passes substantially all of its earnings along to its investors as distributions. When the Fund earns dividends from stocks and interest from bonds and other debt securities and distributes these earnings to shareholders, it is called a dividend distribution. The Fund realizes capital gains when it sells securities for a higher price than it paid.
When net long-term capital gains are distributed to shareholders, it is called a capital gain distribution. Net short-term capital gains are considered ordinary income and are included in dividend distributions.
The Fund distributes dividends and capital gains, if any, annually. All distributions are reinvested in additional shares unless you elect to receive distributions in cash. You may change your distribution option by writing or calling the Transfer Agent at least 5 days prior to the next distribution. For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested. Shares become entitled to receive distributions on the day after the shares are issued.
If you elect to receive distributions in cash and the U.S. Postal Service is unable to deliver your check, or if a check remains uncashed for 6 months, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current NAV per share and to reinvest all subsequent distributions.
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TAXES
The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Fund and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax advisor about your specific tax situation. Please see the SAI for additional federal income tax information.
The Fund has elected to be treated and intends to qualify each year as a regulated investment company (a “RIC”). A RIC is not subject to tax at the corporate level on income and gains from investments that are distributed in a timely manner to shareholders. However, the Fund's failure to qualify as a RIC would result in corporate level taxation, and consequently, a reduction in income available for distribution to you as a shareholder.
The Fund’s distributions, whether received in cash or additional shares of the Fund, may be subject to federal, and state and local income tax. These distributions may be taxed as ordinary income, dividend income or long-term capital gains (which may be taxed at different rates depending on the length of time the Fund holds the assets generating the capital gains). The Fund expects that its distributions will consist primarily of long-term capital gains. Distributions of net long-term capital gain are subject to tax as long-term capital gain regardless of the length of time you have held Fund shares. If you purchase shares at a time when the Fund has recognized income or capital gains which have not yet been distributed, the subsequent distribution may result in taxable income to you even though such distribution may be, for you, the economic equivalent of a return of capital. In addition, an exchange of the Fund’s shares for shares of another fund will be treated as a sale of the Fund’s shares and any gain on the transaction may be subject to federal income tax.
Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.
If you purchase shares of the Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of capital. Similarly, if you purchase shares of the Fund that has appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Fund has built up, or has the potential to build up, high levels of unrealized appreciation.
The Fund will notify you of the tax status of ordinary income distributions and capital gain distributions after the end of each calendar year.
You will generally recognize taxable gain or loss on a redemption of shares in an amount equal to the difference between the amount received and your tax basis in such shares. This gain or loss will generally be capital and will be long-term capital gain or loss if the shares were held for more than one year. Any loss recognized by a shareholder upon a taxable disposition of shares held for 6 months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. A loss realized on the disposition of shares of the Fund will be disallowed to the extent identical (or substantially identical) shares are acquired in a 61-day period beginning 30 days before and ending 30 days after the date of such disposition. In that event, the basis of the replacement shares of the Fund will be adjusted to reflect the disallowed loss.
Federal law requires that a mutual fund company report its shareholders’ tax basis, gain/loss, and holding period with respect to “covered shares” of the mutual fund to the Internal Revenue Service on the shareholders’ Consolidated Form 1099 when the “covered” shares are sold. Covered shares are any Fund and/or dividend reinvestment plan shares acquired on or after January 1, 2012.
The Fund has chosen High Cost as its standing (default) tax lot identification method for all shareholders, which means this is the method the Fund will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one
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time. The Fund's standing tax lot identification method is the method it will use to report the sale of covered shares on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method other than the Fund's standing method at the time of your purchase or upon the sale of covered shares.
The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the cost basis reporting rules apply to them.
For those securities defined as “covered” under current IRS cost basis tax reporting regulations, the Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Fund is not responsible for the reliability or accuracy of the information for those securities that are not “covered.”
In general, when a shareholder sells Fund shares, the Fund must report to the shareholder and the IRS the shareholder’s cost basis, gain or loss and holding period in the sold shares using a specified method for determining which shares were sold. You are not bound by this method and, if timely, can choose a different, permissible method. Please consult with your tax advisor.
If you hold shares in the Fund through a broker (or another nominee), please contact that broker (or nominee) with respect to the reporting of cost basis and available elections for your account.
When you receive a distribution from the Fund or redeem shares, you may be subject to backup withholding.
NET ASSET VALUE
The Fund’s share price, called its NAV, is determined as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) on each business day that the NYSE is open (the “Valuation Time”). If the NYSE is not open, then the Fund does not determine its NAV, and investors may not purchase or redeem shares of the Fund. The NYSE is closed on the following holidays: New Year’s Day, Martin Luther King Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NYSE also may be closed on national days of mourning or due to natural disasters or other extraordinary events or emergencies. In the event the NYSE closes early on a particular day, the NAV is determined as of the early close. NAV per share is computed by adding the total value of the Fund’s investments and other assets, subtracting any liabilities and then dividing by the total number of shares outstanding.
Shares are bought or sold at the NAV determined after a request has been received in proper form. Any request received in proper form before the Valuation Time will be processed the same business day. Any request received in proper form after the Valuation Time will be processed the next business day.
The Fund reserves the right to refuse to accept an order in certain circumstances, such as, but not limited to, orders from short-term investors such as market timers, or orders without proper documentation.
If a security or securities that the Fund owns are traded when the NYSE is closed (for example in an after-hours market) the value of the Fund’s assets may be affected on days when the Fund is not open for business. In addition, trading in some of the Fund’s assets may not occur on days when the Fund is open for business.
The Fund’s securities are valued primarily on the basis of market quotations. Securities which are traded on a national stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded. Securities that are traded on the Nasdaq OMX Group, Inc. ("NASDAQ") are valued at the NASDAQ Official Closing Price. Exchange-traded securities for which there were no transactions are valued at the current bid prices. Securities traded on only over-the-counter markets are valued on the basis of closing over-
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the-counter bid prices. Short-term debt instruments maturing within 60 days are valued by the amortized cost method, which approximates fair value. Debt securities (other than short-term instruments) are valued at the mean price furnished by a national pricing service, subject to review by the Adviser and determination of the appropriate price whenever a furnished price is significantly different from the previous day’s furnished price. Options written or purchased by the Fund are valued at the last sales price. If there are no trades for an option on a given day, options are valued at the mean between the current bid and asked prices. If market quotations are not readily available for a security or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, then that security may be valued by another method that the Adviser believes accurately reflects fair value. A security’s valuation may differ depending on the method used for determining value.
The Fund has a policy that contemplates the use of fair value pricing to determine the NAV per share of the Fund when market prices are unavailable as well as under special circumstances, such as (i) if the primary market for a portfolio security suspends or limits trading or price movements of the security and (ii) when an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the security. Since most of the Fund’s investments are in U.S. common stocks traded on U.S. securities exchanges, it is anticipated that the use of fair value pricing will be limited.
The Board has appointed the Adviser as the Fund’s valuation designee under Rule 2a-5 of the Investment Company Act of 1940, to perform all fair valuations of the Fund’s portfolio investments, subject to the Board’s oversight. As the valuation designee, the Adviser has established procedures for its fair valuation of the Fund’s portfolio investments.
When the Adviser uses fair value pricing to determine the NAV per share of the Fund, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Adviser believes accurately reflects fair value. Any method used will be monitored to evaluate accuracy. The Adviser’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Adviser’s fair value methodology may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.
FREQUENT TRADING
Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of the Fund’s portfolio by its portfolio manager, increase portfolio transaction costs, and have a negative effect on the Fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of the Fund, the portfolio managers may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the Fund’s investment objective. Frequent trading may cause the Fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the Fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the Fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the Fund’s portfolio securities. As the Fund invests in foreign securities, it may be particularly susceptible to this form of arbitrage.
Because of the potential harm to the Fund and its long-term shareholders, the Board has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the Fund may limit additional purchases of Fund shares by shareholders who are believed by the Adviser to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of Fund shares. In cases where surveillance of a particular account establishes what the Adviser identifies as market timing, the Adviser will seek to block future purchases of Fund shares by that account. Where surveillance of a particular account
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indicates activity that the Adviser believes could be either abusive or for illegitimate purposes, the Fund may permit the account holder to justify the activity.
The policies apply to any account, whether an individual account or accounts with financial intermediaries such as investment advisers, broker dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds Fund shares for a number of its customers in one account. Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and purchase and redeem Fund shares without the identity of the particular shareholder(s) being known to the Fund. Accordingly, the ability of the Fund to monitor and detect frequent share trading activity through omnibus accounts is very limited and there is no guarantee that the Fund will be able to identify shareholders who may be engaging in frequent trading activity through omnibus accounts or to curtail such trading.
The Fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the Fund or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the Fund is unable to detect and deter trading abuses, the Fund’s performance, and its long-term shareholders, may be harmed. In addition, because the Fund has not adopted any specific limitations or restrictions on the trading of Fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of Fund shares, even when the trading is not for abusive purposes.
The Fund charges a 2.00% redemption fee on the redemption of Fund shares held for 30 days or less. This fee (which is paid into the Fund) is imposed in order to help offset the transaction costs and administrative expenses associated with the activities of short-term “market timers” that engage in the frequent purchase and sale of Fund shares. The “first in, first out” method is used to determine the holding period; this means that if you bought shares on different days, the shares purchased first will be redeemed first for the purpose of determining whether the redemption fee applies. The redemption fee is deducted from your proceeds and is retained by the Fund for the benefit of its long-term shareholders. Redemption fees will not apply to shares acquired through the reinvestment of dividends. The redemption fee may be waived by the Fund in certain circumstances where it is not currently practicable for the Fund to impose the fee, such as redemptions of shares held in certain omnibus accounts.
FUND SERVICE PROVIDERS
Custodian ― U.S. Bank N.A., Custody Operations 1555 North RiverCenter Drive, Suite 302, Milwaukee, WI 53212 serves as custodian for the Fund's cash and securities. The Custodian does not assist in, and is not responsible for, investment decisions involving assets of the Fund.
Distributor ― Vigilant Distributors, LLC (the “Distributor”), located at 223 Wilmington West Chester Pike, Suite 216, Chadds Ford, Pennsylvania 19317 serves as the Fund’s principal underwriter and national distributor for the shares of the Fund pursuant to a Distribution Agreement.
Transfer Agent and Dividend Disbursing Agent ― U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, WI 53202, acts as the Fund’s transfer and disbursing agent pursuant to a Transfer Agent Agreement with the Trust.
Legal Counsel ― Foley & Lardner LLP, 777 East Wisconsin Avenue, Milwaukee, WI 53202, advises the Fund on legal matters in connection with the issuance of shares of beneficial interest of the Fund.
Independent Registered Public Accounting Firm ― Cohen & Company, Ltd., 1350 Euclid Ave., Suite 800, Cleveland OH 44115, has been selected as the Fund’s independent registered public accounting firm. Cohen & Company, Ltd. performs an annual audit of the Fund’s financial statements and provides financial, tax, and accounting consulting services as requested.
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SECTION 6- FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Cohen & Company, Ltd., the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, are included in the Fund’s Core Financial Statements and Annual Report, which were filed as part of the Fund’s Form N-CSR covering the most recent fiscal year ended November 30, and are available upon request or on the Fund’s website at https://ycgfunds.com/how-to-invest/.

For a Fund share outstanding throughout the year	Year Ended November 30,
	2024	2023	2022	2021	2020
NET ASSET VALUE:
Beginning of year	$28.64	$23.60	$30.98	$23.85	$20.95

OPERATIONS:
Net investment income (loss)	(0.07)(a)	(0.06)(a)	(0.09)(a)	(0.09)(a)	(0.03)
Net realized and unrealized gain (loss) on investment securities	5.46	5.10	(4.53)	7.22	3.05
Total from investment operations	5.39	5.04	(4.62)	7.13	3.02
Redemption fee proceeds(b)	$—	$—	$—	$—	$—

Dividends from net investment income	—	—	—	—	(0.01)
Dividends from net realized gains	(0.56)	—	(2.76)	—	(0.11)
Total distributions	(0.56)	—	(2.76)	—	(0.12)

NET ASSET VALUE:
End of year	$33.47	$28.64	$23.60	$30.98	$23.85

TOTAL RETURN(c)	19.18%	21.36%	(16.56)%	29.90%	14.49%

SUPPLEMENTAL DATA AND RATIOS:
Net assets; end of year (000’s)	$593,777	$511,020	$435,721	$545,523	$413,553
Ratio of expenses to average net assets:
Expenses including reimbursement/recoupment(d)	1.19%	1.19%	1.19%	1.19%	1.19%
Expenses excluding reimbursement/recoupment(d)	1.18%	1.19%	1.19%	1.18%	1.19%
Net investment income (loss) including reimbursement/recoupment(d)	(0.24)%	(0.22)%	(0.38)%	(0.34)%	(0.14)%
Net investment income (loss) excluding reimbursement/recoupment(d)	(0.23)%	(0.22)%	(0.38)%	(0.33)%	(0.14)%
Portfolio turnover rate(c)	8%	18%	5%	18%	44%
(a)Net investment income (loss) per share has been calculated based on average shares outstanding during the year or period.
(b)Amount represents less than $0.01 per share.
(c)Not annualized for periods less than one year.
(d)Annualized for periods less than one year.
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Privacy Notice of YCG, LLC and YCG Funds

FACTS	WHAT DOES YCG FUNDS DO WITH YOUR PERSONAL INFORMATION?

WHY?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all information sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this Notice carefully to understand what we do.

WHAT?
The types of information we collect and share depend on the product or service you have with us. This information can include:
•    Social Security Number
•    Assets
•    Retirement Assets
•    Transaction History
•    Checking Account History
•    Purchase History
•    Account Balances
•    Account Transactions
•    Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this Notice.

HOW?
All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons YCG Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information.	Does YCG Funds share?	Can you limit this sharing?
For our everyday business purposes- Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	Yes	No
For our marketing purposes- to offer our products and services to you.	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes- information about your transactions and experiences.	Yes	No
For our affiliates’ everyday business purposes- information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call 855-444-YCGF (9243)

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Who we are
Who is providing this Notice?	YCG Funds YCG, LLC (investment adviser to the Fund) U.S. Bank Global Fund Services (administrator to the Fund)
What we do
How does YCG Funds protect your personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse or your nonpublic personal information.

How does YCG Funds collect your personal information?
We collect your personal information, for example, when you
•    Open an account
•    Provide account information
•    Give us your contact information
•    Make deposits or withdrawals from your account
•    Make a wire transfer
•    Tell us where to send the money
•    Tell us who receives the money
•    Show your government-issued ID
•    Show your drivers’ license
We also collect your personal information from other companies.

Why can't I limit all sharing?
Federal law gives you the right to limit only:
•    Sharing for affiliates’ everyday business purposes-information about your creditworthiness.
•    Affiliates from using your information to market to you.
•    Sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. • YCG, LLC, is an affiliate of YCG Funds
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. • YCG Funds does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products to you. • YCG Funds does not jointly market.

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SECTION 7- FOR MORE INFORMATION
SHAREHOLDER COMMUNICATIONS
Householding. In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and certain other shareholder documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household. If you would like to discontinue householding for your accounts, please call toll-free at 855-444-YCGF (9243) to request individual copies of these documents. Once the Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.
Additional information about the Fund is available in the Fund’s SAI. The SAI contains more detailed information on certain aspects of the Fund. A current SAI has been filed with the SEC and is incorporated by reference into (is legally a part of) this Prospectus.
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements and other information.
The Fund’s SAI, annual and semi-annual reports to shareholders, and other information such as the Fund’s financial statements are all available, without charge, upon request. To receive a copy of any of these documents or to make other types of inquiries to the Fund, please call the Fund’s Transfer Agent at 855-444-YCGF (9243). The Fund also makes available the SAI and the annual and semi-annual reports to shareholders, free of charge, on its website (http://www.ycgfunds.com).
Prospective investors and shareholders who have questions about the Fund may also write to the following address:
YCG Enhanced Fund
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701
Reports and other information about the Fund (including the SAI) are also available on the SEC’s EDGAR database at the SEC’s web site (www.sec.gov). Copies of this information can be obtained, after paying a duplicating fee, by electronic request (publicinvest@sec.gov).
YCG Funds
Investment Company Act No. 811-22748

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`
YCG ENHANCED FUND
(YCGEX)
a series of
YCG FUNDS
3207 Ranch Road 620 South, Suite 200
Austin, TX 78738
855-444-YCGF (9243)
STATEMENT OF ADDITIONAL INFORMATION
March 31, 2025
This Statement of Additional Information (“SAI”) provides general information about the YCG Enhanced Fund (the “Fund”). This SAI is not a prospectus, but should be read in conjunction with the Fund’s Prospectus dated March 31, 2025 and any supplements thereto. The Fund’s reports to shareholders and audited financial statements for the fiscal year ended November 30, 2024 are incorporated into this SAI by reference to the Fund’s Form N-CSR covering that fiscal year end, as filed with the Securities and Exchange Commission on February 7, 2025. Copies of the Prospectus, the reports to shareholder and audited financial statements may be obtained, free of charge, from the Fund by writing to YCG Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701 or by calling 855-444-YCGF (9243).

GLOSSARY
As used in this SAI, the following terms have the meanings listed.
“Adviser” means YCG, LLC.
“Board” means the Board of Trustees of the Trust.
“Code” means the Internal Revenue Code of 1986, as amended.
“Code of Ethics” means the Trust’s Code of Ethics for Principal Executive and Senior Financial Officers.
“Custodian” means U.S. Bank N.A., the custodian of the Fund’s assets.
“Distributor” means Vigilant Distributors, LLC, the distributor of the Fund.
“Fund” means the YCG Enhanced Fund, a series of the Trust.
“Fund Services” and “Administrator” mean U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, the administrator, transfer agent. and dividend disbursing agent of the Fund.
“Moody’s” means Moody’s Investors Service.
“NAV” means net asset value.
“S&P” means S&P Global Ratings.
“SEC” means the U.S. Securities and Exchange Commission.
“Trust” means YCG Funds, a Delaware statutory trust that is registered with the SEC as an open-end, management investment company, commonly referred to as a “mutual fund.”
“U.S. Government Securities” means obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.
“1933 Act” means the Securities Act of 1933, as amended.
“1934 Act” means the Securities Exchange Act of 1934, as amended.
“1940 Act” means the Investment Company Act of 1940, as amended.

FUND HISTORY AND CLASSIFICATION
YCG Funds (the “Trust”) is an open-end management investment company that consists of one non-diversified portfolio: the YCG Enhanced Fund (the “Fund”). The Trust is registered under the 1940 Act. The Trust was organized as a Delaware Statutory Trust on September 4, 2012. The Fund commenced operations on December 28, 2012. The Fund’s principal office is located at 3207 Ranch Road 620 South, Suite 200, Austin, TX 78738.
The Fund is a “non-diversified” fund. A non-diversified fund is restricted with respect to 50% of its total assets from investing more than 5% of its total assets in the securities of any one issuer (except U.S. Government Securities), and with respect to the remaining 50% of its total assets, it is restricted from investing more than 25% of its total assets in the securities of any one issuer. Because the Fund is non-diversified (meaning that compared to diversified mutual funds, the Fund may invest a greater percentage of its assets in a more limited number of issuers), the Fund’s shares may be more susceptible to adverse changes in the value of a particular security than would be the shares of a diversified mutual fund. Thus, a non-diversified Fund may be more volatile because each stock in which it invests will have greater impact on the Fund’s performance.
The Fund is a separate series of the Trust. As of the date of this SAI, the Fund offers one class of shares to investors, Class R shares, with no front-end or back-end sales charges and no 12b-1 fees. The Fund imposes a 2.00% redemption fee for shares redeemed less than 30 calendar days after purchase.
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND RESTRICTIONS
The following supplements the information contained in the Prospectus concerning the investment objective and policies of the Fund.
The Fund’s investment objective is to maximize long-term capital appreciation consistent with reasonable investment risk, through a combination of long-term capital appreciation and, to a lesser extent, current income. The Fund’s investment objective is not a fundamental policy of the Fund and may be changed by the Fund’s Board of Trustees upon 60 days’ written notice to Fund shareholders.

The Fund seeks to achieve its investment objective by investing primarily in equity securities without regard to market capitalization that the Adviser believes will produce high, risk-adjusted, forward rates of return (i.e., the long-term annualized return that the Adviser believes a given security can achieve when purchased at the current market price). The Adviser believes the key is to invest in businesses that can compound capital at high rates of return for long periods of time. Businesses with this capability are extremely rare because competition and innovation drive down real pricing to the cost of capital, leaving little excess returns for investors. Therefore, the Adviser pays particular attention to identifying businesses with enduring pricing power, which the Adviser views as the single most important characteristic on which to focus.

The Adviser utilizes a proprietary framework to identify these rare businesses, which tend to possess the following characteristics:

Global Champions
•Deeply entrenched in the economic system
•Globally-networked brand or service
•Geographically-diverse revenue streams
•High market share

Enduring Pricing Power
•Ability to charge a large premium for products or services that are virtually identical to those of their competitors and maintain or grow that premium for decades while maintaining volume growth
•Capability to overcome deflationary pricing that comes as a result of competition and innovation
•Prefer global network economics where the value scales exponentially as the network grows
•More immune to disruption due to slow changing industry and/or difficult to replicate competitive advantages

Long-Term Volume Growth Opportunities
•Long runway of reinvestment at high rates of return
•Benefits from the growth in the global middle and upper classes
•Benefits from urbanization
•Pricing power combined with volume growth means they will be indexed to GDP growth or better

Ownership-Minded Management Team
•High family, founder, or other insider ownership
•History of treating minority owners fairly
•History of wise capital allocation decisions
•Proven track record of ignoring short-term Wall Street pressures
•Focus on aligning employee incentives with owners (principal-agent problem)

Conservatively Capitalized
•Can survive or even thrive in a deep recession
•Possess financial flexibility to fend off new and existing competitors
•Prefer businesses with high returns on tangible assets (thus not requiring leverage)

The Adviser then strives to construct a portfolio of these sustainably high returning businesses that the Adviser believes is both attractively priced and diversified across multiple dimensions including macroeconomic sensitivity, product category, and geography. The Adviser hopes to benefit from the superior economics of these businesses for many years to come.

Portfolio Construction

The Adviser believes that holding a relatively small number of stocks allows its “best ideas” to have a meaningful impact on the Fund’s performance. Therefore, the Fund is non-diversified and will hold fewer stocks than the typical stock mutual fund. The Adviser may invest more in its top choices than in investments it thinks are less attractive.  At times, depending on market and other conditions, and in the sole discretion of the Adviser, the Fund may invest a substantial portion of its assets in a small number of issuers, business sectors or industries. Generally, the Fund will hold between 15 to 50 securities, not including options.

The Adviser may buy companies of any size market capitalization. If all else is equal, it prefers larger companies to smaller companies with regards to market capitalization.

The Adviser seeks to enhance the Fund’s returns primarily through the sale of cash secured puts and covered calls. Thus, the Fund may write options on a portion of the Fund’s long equity portfolio as a means to generate additional income and to tax-efficiently enter and exit positions.  The Fund will not use this strategy as a means of generating implicit leverage.  In other words, if all put options were to be exercised, the Fund will generally have enough cash on hand to purchase the assigned shares. While the Adviser seeks to augment returns primarily through the sale of puts and covered calls, this “option enhancement” component may involve additional options strategies.

The Fund may invest up to 50% of its assets in foreign equity securities, including securities of companies located in emerging markets. The Adviser defines foreign equity securities as equity securities of issuers listed on non-US exchanges. This 50% limit does not apply to investments in the form of American Depositary Receipts (“ADRs”) or any security of a foreign company that is listed and trades on a U.S. exchange.

The Fund’s investments in debt securities may include U.S. Treasury notes and bonds, investment grade corporate debt securities, convertible debt securities, debt securities below investment grade (high yield or junk bonds), and foreign debt securities. The Fund may invest up to 20% of its assets in such debt securities, all of which may be in “junk” bonds, i.e., debt securities that are not investment grade securities.  These types of bonds carry greater risk.

The Adviser generally sells securities of companies when the expected rate of return becomes inadequate, or if it believes there are better investment opportunities available, or if the securities no longer meet its investment criteria. The Adviser may write call options on specific stocks to exit a position or decrease its size. The Adviser will only write call options if it is willing to sell the stock at the exercise price.

The principal risks of investing in the Fund are listed below:
STOCK MARKET RISKS - The net asset value (“NAV”) of the Fund fluctuates based on changes in the value of the securities held in the investment portfolio. The stock market is generally susceptible to volatile fluctuations in market price. Market prices of securities in which the Fund invests may be adversely affected by an issuer having experienced losses or by the lack of earnings or by the issuer’s failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer. The value of the securities held by the Fund is also subject to the risk that a specific segment of the stock market does not perform as well as the overall market. A rise in protectionist trade policies, slowing global economic growth, risks associated with pandemic and epidemic diseases, risks associated with the United Kingdom’s departure from the European Union, the risk of trade disputes, and the possibility of changes to some international trade agreements, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time, and may negatively impact the markets in which the Fund invests. Under any of these circumstances, the value of the Fund’s shares and total return will fluctuate, and your investment may be worth more or less than your original cost when you redeem your shares.

The impact of infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations, the entire global economy, individual companies and capital markets in ways that cannot be foreseen at the present time.  In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems.

The Russian military invasion of Ukraine and the resulting actions taken by the United States and European Union in levying broad economic sanctions against Russia could continue to have adverse effects on the price and liquidity of investments, which could adversely affect the financial markets, and therefore, the Fund’s performance. Similarly, the recent conflict between Israel and Hamas in Gaza, and the threat of future hostilities in the broader Middle East region, may have similar adverse effects on market volatility and global economic growth which could adversely affect the Fund’s performance.

STOCK SELECTION RISKS - Like all managed funds, there is a risk that the Adviser’s strategy for managing the Fund may not achieve the desired results. The portfolio securities selected by the Adviser may decline in value or not increase in value when the stock market in general is rising and may fail to meet the Fund’s investment objective. In addition, the price of common stock moves up and down in response to corporate earnings and developments, economic and market conditions and anticipated events. As a result, the price of the Fund’s investments may go down and you could lose money on your investment.

NON-DIVERSIFICATION RISK - The Fund is non-diversified. As such, it will likely invest in fewer securities than diversified investment companies will, and its performance may be more volatile. If the securities in which the Fund invests perform poorly, the Fund could incur greater losses than it would have, had it invested in a greater number of securities.
EQUITY SECURITIES RISK - Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the NAV of the Fund to fluctuate. The Fund purchases equity securities traded on registered exchanges or the over-the-counter market. Equity securities are described in more detail below:
•Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.
•Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.
•Warrants. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.
•Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party. Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.
FOREIGN SECURITIES RISK - The Fund may invest in securities of foreign issuers that are denominated or traded in foreign currencies. The Fund may also invest in securities of foreign issuers that are traded or denominated in U.S. dollars (including equity securities of foreign issuers trading in U.S. markets) through ADRs, Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) or International Depositary Receipts (“IDRs”). ADRs are securities, typically issued by a U.S. financial institution (a “depository”), that evidence ownership interests in a security or pool of securities issued by a foreign issuer and deposited with the depository. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in U.S. dollars; the underlying security may be denominated in a foreign currency. GDRs, EDRs and IDRs are securities that represent ownership interests in a security or pool of securities issued by a non-U.S. or U.S. corporation. Depositary receipts may be available through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and the depository, whereas an unsponsored facility is established by the depository without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all of the costs of the unsponsored facility. The depository of an unsponsored facility is frequently under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. The depository of unsponsored depositary receipts may provide less information to receipt holders. Investments in depositary receipts do not eliminate the risks in investing in foreign issuers. The underlying security may be subject to foreign government taxes, which would reduce the yield on such securities.
Investments in foreign securities may involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may include additional risks associated with currency exchange rates, less complete financial information about the issuers, less market liquidity and political stability. Volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility or price can be greater than in the United States. Future political and economic information, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions, might adversely affect the payment of principal and interest on foreign obligations. Inability to dispose of Fund securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the securities, or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.
Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on their portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies than in the United States.
Settlement mechanics (e.g., mail service between the United States and foreign countries) may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Foreign markets also have different clearance and settlement procedures, and in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities.
Although the Fund may invest in securities denominated in foreign currencies, the Fund values its securities and other assets in U.S. dollars. As a result, the NAV of the Fund’s shares may fluctuate with U.S. dollar exchange rates as well as the price changes of the Fund’s securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which the Fund makes its investments could reduce the effect of increases and magnify the effect of decreases in the price of the Fund’s securities in their local markets. Conversely, a decrease in the value of the U.S. dollar may have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of the Fund’s securities in its foreign markets. In addition to favorable and unfavorable currency exchange rate developments, the Fund is subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.
EMERGING MARKETS RISK - The Fund may invest in securities of issuers located in emerging countries. The securities markets of emerging countries are less liquid and subject to greater price volatility, and have a smaller market capitalization, than the U.S. securities markets. In certain countries, there may be fewer publicly traded securities and the market may be dominated by a few issues or sectors. Issuers and securities markets in such countries are not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the U.S. In particular, the assets and profits appearing on the financial statements of emerging country issuers may not reflect their financial position or results of operations in the same manner as financial statements for U.S. issuers. Substantially less information may be publicly available about emerging country issuers than is available about issuers in the United States.
Emerging country securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain emerging countries are in the earliest stages of their development. Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country securities may also affect the Fund’s ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.
With respect to investments in certain emerging market countries, antiquated legal systems may have an adverse impact on the Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders in U.S. corporations.

Transaction costs, including brokerage commissions or dealer mark-ups, in emerging countries may be higher than in the United States and other developed securities markets. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.
Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees. These restrictions may limit the Fund’s investment in certain emerging countries and may increase the expenses of the Fund. Certain emerging countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from emerging countries may be subject to restrictions which require governmental consents or prohibit repatriation entirely for a period of time. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the Fund. The Fund may be required to establish special custodial or other arrangements before investing in certain emerging countries.
Emerging countries may be subject to a substantially greater degree of economic, political and social instability and disruption than is the case in the United States, Japan and most Western European countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property. Such economic, political and social instability could disrupt the principal financial markets in which the Fund may invest and adversely affect the value of the Fund’s assets. The Fund’s investments can also be adversely affected by any increase in taxes or by political, economic or diplomatic developments.
The economies of emerging countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many emerging countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. Other emerging countries, on the other hand, have recently experienced deflationary pressures and are in economic recessions. The economies of many emerging countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging countries are vulnerable to weakness in world prices for their commodity exports. The Fund’s income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates. See “Taxes.”
Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of the Fund remain uninvested and no return is earned on such assets. The inability of the Fund to make intended security purchases or sales due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

INTEREST RATE RISK - In general, the value of bonds and other debt securities falls when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes than shorter term obligations. While bonds and other debt securities normally fluctuate less in price than common stocks, there have been extended periods of increases in interest rates that have caused significant declines in bond prices.
CREDIT RISK - The issuers of the bonds and other debt securities held by the Fund may not be able to make interest or principal payments. Even if these issuers are able to make interest or principal payments, they may suffer adverse changes in financial condition that would lower the credit quality of the security, leading to greater volatility in the price of the security.
JUNK BOND RISK - Junk bonds are debt securities that have credit ratings below investment grade. Almost all debt securities have interest rate and credit risk. Junk bonds generally carry a higher level of both interest rate and credit risk than debt securities that are investment grade.
MANAGEMENT RISK - The success of the Fund’s strategy is dependent on the Adviser’s ability and stock selection process to correctly identify the Fund’s investments. If the Adviser is unsuccessful, the Fund could experience losses regardless of the overall performance of the U.S. equity market.
OPTIONS/DERIVATIVES RISK - The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments, and could increase the volatility of the Fund’s NAV per share and cause you to lose money. Leverage, including borrowing, may also cause the NAV of the Fund to decline.
The regulation of derivatives markets in the United States is a rapidly changing area of law and is subject to modification by government and judicial action. New laws and regulations may negatively impact the Funds by increasing transaction or regulatory compliance costs, limiting the availability of certain derivatives, or otherwise adversely affecting the value or performance of derivatives the Funds trade. The Fund has adopted new policies and procedures to comply with Rule 18f-4.
Rule 18f-4 under the 1940 Act permits the Fund to enter into Derivatives Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Section 18 of the 1940 Act, among other things, prohibits open-end funds, including the Fund, from issuing or selling any “senior security,” other than borrowing from a bank (subject to a requirement to maintain 300% “asset coverage”).
Under Rule 18f-4, “Derivatives Transactions” include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions (e.g., recourse and non-recourse tender option bonds, and borrowed bonds), if the Fund elects to treat these transactions as Derivatives Transactions under Rule 18f-4; and (4) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced commitments, and dollar rolls) and non-standard settlement cycle securities, unless such transactions meet the Delayed-Settlement Securities Provision discussed below.
Rule 18f-4 under the 1940 Act permits the Fund to enter into when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced commitments, and dollar rolls) and non-standard settlement cycle securities notwithstanding the limitation on the issuance of senior securities in

Section 18 of the 1940 Act, provided that the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). If a when-issued, forward-settling or non-standard settlement cycle security does not satisfy the Delayed-Settlement Securities Provision, then it is treated as a Derivatives Transaction under Rule 18f-4.
The Fund has adopted and implemented a comprehensive written derivatives risk management program (“DRMP”) and complies with a relative or absolute limit on Fund leverage risk calculated based on value-at-risk (“VaR”). The DRMP is administered by a “derivatives risk manager,” who is appointed by the Fund’s Board, including a majority of the independent Trustees, and periodically reviews the DRMP and reports to the Fund’s Board.
RISKS FROM WRITING CALL OPTIONS - A call option on a security gives the writer of the option the obligation to sell the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. When the Fund writes call options on its portfolio securities, it limits its opportunity to profit from an investment and, consequently, the Fund could significantly underperform the market. Writing call options could also result in additional turnover and higher tax liability.
RISKS FROM WRITING PUT OPTIONS - A put option on a security gives the writer of the option the obligation to buy the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.
If the underlying security or instrument depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the underlying security or instrument at more than its market value.
All options written on securities must be covered. When the Fund writes an option on a security, it will establish a segregated account containing cash or liquid securities in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.
RISKS OF INVESTMENT IN SMALL-CAP COMPANIES - The Fund invests in smaller capitalization companies. Accordingly, the Fund may be subject to the additional risks associated with investment in companies with micro capital structures. These companies may (i) have relatively small revenues, (ii) have limited product lines or services, (iii) lack depth of management, (iv) lack the ability to obtain funds necessary for growth, and (v) feature products or services for which a market does not yet exist and/or may never be established. The increased risk involved with investing in micro-cap companies may cause the market prices of their securities to be more volatile than those of larger, more established companies. Further, these securities tend to trade at a lower volume than do those of larger, more established companies, which generally results in less liquidity. If the Fund is heavily invested in these securities, the NAV of the Fund will be more susceptible to sudden and significant losses if the value of these securities decline.
RISKS OF INVESTMENT IN MEDIUM-CAP COMPANIES - The Fund may invest in medium capitalization companies. Accordingly, the Fund may be subject to the additional risks associated with investment in companies with medium-level capital structures. The securities of medium capitalization companies generally trade in lower volumes than those of large capitalization companies and tend to be more volatile because mid-cap companies tend to be more susceptible to adverse business or economic events than larger more established companies.

RISK OF INVESTMENT IN FINANCIAL SERVICES SECTOR - The financial services industry can be significantly affected by changes in interest rates, the rate of corporate and consumer debt defaults, the availability and cost of borrowing and raising capital, reduced credit market liquidity, regulatory changes, price competition, bank failures and other financial crises, and general economic and market conditions. Changing interest rates could reduce the profitability of certain types of companies in the financial services industry. Financial services companies may have concentrated portfolios, such as a high level of loans to one or more industries or sectors, which make them vulnerable to economic conditions that affect such industries or sectors. Significant events may have a negative impact on economies and financial markets worldwide, resulting in higher debt defaults, loan write-offs, and government intervention, historically low interest rates, and potentially the failure of some financial institutions, each of which would reduce investment performance of financial services companies held by the Fund. Future outbreaks of infectious disease or other natural disasters or crises could have similar, or even more severe, impacts on the financial services industry.
LIQUIDITY RISK - Liquidity risk is the risk, due to certain investments trading in lower volumes or to market and economic conditions, that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects based on the Fund’s valuation of the investments. Events that may lead to increased redemptions, such as market disruptions, may also negatively impact the liquidity of the Fund’s investments when it needs to dispose of them. If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. Liquidity issues may also make it difficult to value the Fund’s investments.
You could lose money on your investment in the Fund, or the Fund may not perform as well as other possible investments. The Fund does not constitute a balanced or complete investment program and the NAV of its shares will fluctuate based on the value of the securities held by the Fund.
NON-PRINCIPAL INVESTMENT POLICIES AND RESTRICTIONS - The following paragraphs provide a description of other investment policies and restrictions of the Fund. Unless otherwise noted, the policies described in this SAI are not fundamental and may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval.
INVESTING IN MUTUAL FUNDS - All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. As all investment securities are subject to inherent market risks and fluctuations in value due to earnings, economic and political conditions and other factors, the Fund can give no assurance that its investment objective will be achieved.
EXCHANGE TRADED FUNDS (“ETFs”) - In addition to risks generally associated with investments in investment company securities, ETFs are subject to the following risks that do not apply to non-exchange traded funds: (i) an ETF’s shares may trade at a market price that is above or below their net asset value (as discussed more fully below); (ii) an active trading market for an ETF’s shares may not develop or be maintained (as discussed more fully below); (iii) the ETF may employ an investment strategy that utilizes high leverage ratios; or (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally (as discussed more fully below).

The market prices of shares of ETFs fluctuate in response to changes in NAV and supply and demand for such shares and include a bid-ask spread charged by the exchange specialists, market makers or other participants and trade the particular security. There may be times when the market price and the NAV vary significantly. This means that shares of an ETF may trade at a discount to NAV. In particular, the following circumstances may impact the market price of the shares of ETFs: (1) in times of market stress, market makers may step away from their role of market making in the shares of ETFs and in executing trades, which can lead to differences between the market value of the shares and an ETF’s NAV; (2) to the extent authorized participants (“APs”) exit the business or are unable to process creations or redemptions and no other AP can step in to do so, there may be a significantly reduced trading market in the shares, which can lead to differences between the market price of the shares and an ETF’s NAV; (3) the market price for the shares may deviate from an ETF’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for the shares than an ETF’s NAV, which is reflected in the bid and ask price for shares or in the closing price; (4) when all or a portion of an ETFs underlying securities trade in a market that is closed when the market for the shares is open, there may be changes from the last quote of the closed market and the quote from an ETF’s domestic trading day, which could lead to differences between the market value of the shares and an ETF’s NAV; and (5) in stressed market conditions, the market for the shares may become less liquid in response to the deteriorating liquidity of an ETF’s portfolio.
An active trading market for the shares of ETFs may not be developed or maintained. Trading in shares of ETFs on the stock exchange where they are listed for trading (the “Exchange”) may be halted due to market conditions or for reasons that in the view of the Exchange, make trading in shares inadvisable, such as extraordinary market volatility. There can be no assurance that shares will continue to meet the listing requirements of the Exchange. If the shares are traded outside a collateralized settlement system, the number of financial institutions that can act as APs that can post collateral on an agency basis is limited, which may limit the market for the shares.

INITIAL PUBLIC OFFERINGS - To the extent that initial public offerings (“IPOs”) are offered to the Fund, the Fund may participate in IPOs if the security being offered satisfies the Fund’s investment criteria as determined by the Adviser. An IPO is a company’s first sale of stock to the public and is primarily used to raise substantial amounts of new capital to support current operations, expansion or new business opportunities and otherwise to implement a company’s growth plans. Securities offered in an IPO are often, but not always, those of young, small companies seeking outside equity capital and a public market for their stock. There is no guarantee that the company offering its shares in a public offering will sell a sufficient amount of shares to raise the capital that is needed or that a public market for their shares will ever develop. Investors purchasing stock in IPOs generally must be prepared to accept considerable risks for the possibility of large gains. IPOs by investment companies (closed-end funds) usually include underwriting fees that represent a load to buyers. IPOs are considered speculative investments and can be extremely volatile. As a result, IPOs may have a significant impact on the Fund’s performance. There is no guarantee that the IPOs in which the Fund participates will be successful, or that the Fund will have access to successful IPOs. In addition, as Fund assets grow, the positive impact of successful IPOs on Fund performance will decrease.
CASH POSITIONS AND TEMPORARY DEFENSIVE STRATEGIES - At times, the Fund may employ temporary defensive strategies in response to unfavorable economic, market, political or other conditions. At such times, the Fund may increase its cash reserves without limit by holding high quality, short-term debt securities and money market instruments and by entering into repurchase agreements. These investments are inconsistent with the Fund’s primary investment strategies. As a result, during these periods, the Fund may not achieve its objective.
During the 2008 global financial downturn and recent market volatility, a number of money market instruments that were thought to be highly liquid became illiquid and lost value. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions with respect to the financial markets generally and money market instruments in particular. While these actions have stabilized the markets for these instruments, there can be no assurances that those actions will continue or continue to be effective.

SHORT-TERM INVESTMENTS - The Fund may invest in any of the following securities and instruments:
BANK CERTIFICATES OF DEPOSIT, BANKERS’ ACCEPTANCES AND TIME DEPOSITS - The Fund may acquire certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by the Fund will be dollar-denominated obligations of domestic banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.
Banks may be subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions, as well as exposure to credit losses arising from possible financial difficulties of borrowers, play an important part in the operations of the banking industry.
As a result of federal and state laws and regulations, banks are, among other things, required to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness.
In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under its investment objective, strategies and policies stated above and in its Prospectus, the Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.
SAVINGS ASSOCIATION OBLIGATIONS - The Fund may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.
COMMERCIAL PAPER, SHORT-TERM NOTES AND OTHER CORPORATE OBLIGATIONS - The Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.
Commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by S&P, “Prime-1” or “Prime-2” by Moody’s, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Adviser to be of comparable quality.
Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs that could not be supported by commercial paper. While such obligations generally have maturities of ten years or more, the Fund may purchase corporate obligations which have remaining maturities of one year or less from the date of purchase and which are rated “AA” or higher by S&P or “Aa” or higher by Moody’s.

GOVERNMENT OBLIGATIONS - The Fund may make short-term investments in U.S. Government obligations. Such obligations include Treasury bills, certificates of indebtedness, notes and bonds, and issues of such entities as the Government National Mortgage Association (“GNMA”), Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association.
Some of these obligations, such as those of the GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.
ILLIQUID SECURITIES - The Fund may not invest more than 15% of the value of its net assets in securities that at the time of purchase are illiquid. The Adviser, subject to oversight by the Board, has the ultimate authority to determine, to the extent permissible under the federal securities laws, which investments are liquid or illiquid for purposes of this 15% limitation under the Fund’s liquidity risk management program, adopted pursuant to Rule 22e-4 under the 1940 Act.
Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than 7 days. Securities which have not been registered under the Securities Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of the Fund’s portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests within 7 days. The Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.
In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. If such securities are subject to purchase by institutional buyers in accordance with Rule 144A promulgated by the Commission under the Securities Act, the Board may determine that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale. In all other cases, however, securities subject to restrictions on resale will be deemed illiquid.
RESTRICTED SECURITIES - Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid investments will be priced at fair value as determined under procedures adopted by the Adviser, the Fund’s valuation designee under Rule 2a-5 of the 1940 Act. If, through the appreciation of illiquid investments or the depreciation of liquid investments, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid investments, including restricted securities which are not readily marketable, the Adviser will report such occurrence to the Board and take such steps as are deemed advisable to protect liquidity in accordance with the Fund’s liquidity risk management program.
SHORT SALES - The Fund is authorized to commit up to 5% of the Fund’s net assets to engage in short sales of securities which it does not own or have the right to acquire. In a short sale, the Fund sells a security which it does not own, in anticipation of a decline in the market value of the security. To complete the sale, the Fund must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The Fund is said to have a “short position” in the securities sold until it delivers them to the broker. The period during which the Fund has a short position can range from 1 day to more than a year. Until the security is replaced, the proceeds of the short sale are retained by the broker, and the Fund is required to pay to the broker a negotiated portion of any dividends or interest which accrue during the period of the loan. To meet current margin requirements, the Fund is also required to deposit in a segregated account with the Fund’s custodian additional cash or securities so that the total collateral held for the broker is maintained daily at 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within 90 days without restriction other than the payment of money).
If the Fund makes a short sale, the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. The Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.
As stated above, when engaging in short sales, the Fund is required to segregate with its custodian at all times an amount of cash, U.S. Government Securities, and other high-grade liquid debt securities equal to the excess of the current market value, as calculated on a daily basis, of the securities sold short over the amount of collateral deposited with the broker in respect of the short sale (not including the proceeds of the short sale). The Fund values the securities sold short daily in accordance with procedures established by the Board for valuing the Fund’s “long” investments, and the segregated account is marked to market daily to reflect changes in the value of the security. The Fund’s segregation requirement is reduced to an amount below the opening value of the security in question, if the value of the security falls below the opening value. Conversely, the Fund’s segregation requirement is increased above the opening value, if the value of the security rises above that level. If the segregation requirement increases, that is, if the sum of the market value of the segregated account plus the market value of the amount deposited with the broker as collateral falls below the amounts required to be maintained (i.e., the greater of the current market value of the security sold short or the market value of that security at the time the transaction was entered into), then the Fund deposits additional assets in the segregated account to satisfy the requirement.
The Fund’s decision to make a short sale may be a technique to hedge against market risks when the Adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund’s long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the investment values or conversion premiums of such securities.
Short sales create opportunities to increase the Fund’s return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Since the Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund’s NAV per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with the short sale. Furthermore, under adverse market conditions, the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.
REPURCHASE AGREEMENTS - The Fund may invest in repurchase agreements. A repurchase agreement involves the purchase by the Fund of the securities with the condition that after a stated period of time the original seller will buy back the same securities at a predetermined price or yield. The Fund’s custodian will hold the securities underlying any repurchase agreement or such securities will be part of the Federal Reserve Book Entry System. The market value of the collateral underlying the repurchase Agreement will be determined on each business day. If at any time the market value of the Fund’s collateral falls below the repurchase price of the repurchase agreement (including any accrued interest), the Fund will promptly receive additional collateral (so the total collateral is an amount at least equal to the repurchase price plus accrued interest).
BORROWING MONEY - The Fund may borrow money from banks as a temporary measure for emergency purposes or to facilitate redemption requests. The Fund may borrow up to one-third of its total assets. Borrowing money involves special risk considerations that may not be associated with other funds having similar objectives and policies. Because substantially all of the Fund’s assets fluctuate in value, whereas the interest obligation resulting from a borrowing is generally fixed, the NAV per share of the Fund tends to decrease more when its portfolio assets decrease in value than would otherwise occur if the Fund did not borrow funds.
Interest costs on borrowings, however, may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.
SECURITIES LENDING - The Fund may make secured loans of its portfolio securities, on either a short-term or long-term basis, amounting to not more than 33 1/3% of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that the loans be continuously secured by collateral consisting of cash or short-term debt obligations at least equal at all times to the value of the securities on loan, “marked-to-market” daily. The borrower pays to a lender an amount equal to any dividends or interest received on securities lent. The Fund retains all or a portion of the interest received on the collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities may pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so to enable the Fund to exercise voting rights on any matters materially affecting the investment. The Fund may also call such loans in order to sell the securities. There is no guarantee that all loans can be recalled.
CYBERSECURITY RISK - With the increased use of technologies such as the Internet to conduct business, the Fund and its service providers are susceptible to operational, information security, and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cybersecurity attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cybersecurity attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate their NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Fund and third party service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by third party service providers or any other third parties whose operations may affect the Fund and its shareholders. As a result, the Fund and its shareholders could be negatively impacted.
The use of internet- or cloud-based programs, technologies and data storage applications generally heightens cyber risks. To the extent artificial intelligence and/or machine learning capabilities improve and are increasingly adopted, they may be used to identify vulnerabilities and craft increasingly sophisticated cybersecurity attacks. Vulnerabilities may be introduced from the use of artificial intelligence and/or machine learning by the Fund, its counterparties, vendors and other business partners. Any of such circumstances could subject the Fund to substantial losses, including losses relating to misappropriation of assets, intellectual property, or confidential information; corruption, deletion, or destruction of data; physical damage and repairs to systems; reputational harm; financial losses from remedial actions; and/or disruption of operations. Third parties, including activist, criminal, nation-state, or terrorist actors, may also attempt fraudulently to induce Fund personnel to disclose sensitive information (including passwords) to gain access to data, accounts, funds, or other assets, or otherwise to inflict harm.
ARTIFICIAL INTELLIGENCE RISK - Recent technological advances in artificial intelligence and machine learning technology pose risks to the Fund. The Fund could be exposed to the risks of machine learning technology if third-party service providers or any counterparties use machine learning technology in their business activities. The Fund and the Adviser are not in a position to control the use of machine learning technology in third-party products or services. The use of machine learning technology could include the input of confidential information in contravention of applicable policies, contractual or other obligations or restrictions, resulting in such confidential information becoming accessible by other third-party machine learning technology applications and users. Machine learning technology and its applications continue to develop rapidly, and we cannot predict the risks that may arise from such developments.

Machine learning technology is generally highly reliant on the collection and analysis of large amounts of data and it is not possible or practicable to incorporate all relevant data into the model that machine learning technology utilizes to operate. Certain data in such models will inevitably contain a degree of inaccuracy and error and could otherwise be inadequate or flawed, which would be likely to degrade the effectiveness of machine learning technology. To the extent the Fund is exposed to the risks of machine learning technology use, any such inaccuracies or errors could adversely impact the Fund.
SPECIAL RISKS RELATED TO REDEMPTION - The Fund may experience periods of heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the Fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in the Fund could hurt performance and/or cause the remaining shareholders in the Fund to lose money. If the Fund is forced to liquidate its assets under unfavorable conditions or at inopportune times, the value of your investment could decline.
The Fund has implemented a liquidity risk management program (“Liquidity Program”) and related procedures to manage the liquidity risk of the Fund in accordance with Rule 22e-4 of the 1940 Act (“Liquidity Rule”), and the Board has approved the administrator of the Liquidity Program (“Liquidity Program Administrator”). Under the Liquidity Program, the Liquidity Program Administrator assesses, manages, and periodically reviews the Fund’s liquidity risk. The Liquidity Rule defines “liquidity risk” as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The liquidity of the Fund’s portfolio investments is determined based on relevant market, trading and investment-specific considerations under the Liquidity Program. The adoption of the Liquidity Program is not a guarantee that the Fund will have sufficient liquidity to satisfy its redemption requests in all market conditions or that redemptions can be effected without diluting remaining investors in the Fund.
LEGAL AND REGULATORY RISKS - The Fund and the investment adviser are subject to an extensive and complex set of laws and regulations. These laws and regulations have evolved rapidly in recent years and likely will continue to evolve. Changes and additions to laws and regulations can result in unintended or unexpected impacts, including impacts to the value of the Fund’s investments, the Fund’s investment strategy, and/or the Fund’s ability to manage tax consequences. In addition, complying with new or changing laws or regulations generally can be expected to increase operational costs, which can have a negative impact on Fund performance.
INVESTMENT RESTRICTIONS - In addition to the principal investment objectives, policies and risks set forth in the Prospectus and in this SAI, the Fund is subject to certain fundamental and non-fundamental investment restrictions, as set forth below. Fundamental investment restrictions may only be changed with the approval of the Fund’s shareholders, while non-fundamental investment restrictions of the Fund may be changed by the Board without shareholder approval.
FUNDAMENTAL INVESTMENT RESTRICTIONS
The Fund has adopted the following fundamental investment restrictions which are matters of fundamental policy and cannot be changed without approval of the holders of the lesser of: (i) 67% of the Fund’s shares present or represented at a shareholders’ meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of the Fund. The Fund will not:
1.Issue any senior securities, as defined in the 1940 Act, except as set forth in restriction number 2 below;

2.Borrow amounts in excess of 33 1/3% of the market value of its total assets, and then only from a bank and as a temporary measure for extraordinary or emergency purposes. To secure any such borrowing, the Fund may pledge or hypothecate all or any portion of the value of its total assets;
3.Act as an underwriter of securities of other issuers, except insofar as the Trust may be technically deemed an underwriter under the federal securities laws in connection with the disposition of the Fund’s portfolio securities;
4.Purchase or sell real estate or commodities, including oil, gas or other mineral exploration or developmental programs or commodity futures contracts;
5.Make loans, in the aggregate, exceeding 33 1/3% of the Fund’s total assets or lend the Fund’s portfolio securities to broker-dealers if the loans are not fully collateralized;
6.Invest in other registered investment companies, except as permitted by the 1940 Act;
7.Purchase from or sell to any officer or Trustee of the Trust or its Adviser any securities other than the shares of beneficial interest of the Fund; or
8.Concentrate investments, or invest 25% or more of its net assets, in any one industry. This limitation shall not apply to securities issued or guaranteed by the U.S. Government.
NON-FUNDAMENTAL INVESTMENT RESTRICTIONS
The Fund is subject to the following restrictions that are not fundamental and may therefore be changed by the Board without shareholder approval.
The Fund will not:
1.Acquire securities for the purpose of exercising control over management;
2.Invest more than 15% of its net assets in illiquid securities. In the event that such illiquid securities comprise more than 15% of the Fund’s assets due to appreciation or other like cause not related to direct investment, the Fund shall not purchase additional portfolio securities until such time as the Fund holds 15% or less in such illiquid securities; or
3.Purchase additional portfolio securities if borrowings exceed 5% of the Fund’s net assets.
Unless otherwise indicated, percentage limitations included in the restrictions apply at the time the Fund enters into a transaction. Accordingly, any later increase or decrease beyond the specified limitation resulting from a change in the Fund’s net assets will not be considered in determining whether it has complied with its investment restrictions.
DISCLOSURE OF PORTFOLIO SECURITIES HOLDINGS
The Trust maintains written policies and procedures regarding the disclosure of its portfolio holdings to ensure that disclosure of information about portfolio securities is in the best interests of the Fund’s shareholders. The Board reviews these policies and procedures on an annual basis. Compliance will be periodically assessed by the Board in connection with a report from the Trust’s Chief Compliance Officer. In addition, the Board has reviewed and approved the list below of entities that may receive portfolio holdings information prior to and more frequently than the public disclosure of such information (i.e., “non-standard disclosure”). The Board has also delegated authority to the Trust’s President and to senior management at the Trust’s administrator, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (the “Administrator”), to provide such information in certain circumstances (see below). The Board is notified of, and reviews any requests for non-standard disclosure approved by the Trust’s President and/or senior management at the Administrator. The Administrator reports quarterly to the Board regarding the implementation of such policies and procedures.
The Trust is currently required by the SEC to file its complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with the Trust’s annual and semi-annual reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-PORT for the first and third fiscal quarters. The portfolio holdings information provided in these reports is as of the end of the quarter in question. Form N-CSR must be filed with the SEC no later than 10 calendar days after the Trust transmits its annual or semi-annual report to its shareholders. Monthly portfolio disclosures will be filed with the SEC on Form N-PORT, with quarter-end disclosures being made public 60 calendar days after the end of each fiscal quarter. The Fund also posts its portfolio holdings on its website www.ycgfunds.com, quarterly by the 10th business day of the month following a calendar quarter.
The Trust’s service providers which have contracted to provide services to the Trust and its Fund, including, for example, the custodian and the Fund accountants, and which require portfolio holdings information in order to perform those services, may receive non-standard disclosure. Non-standard disclosure of portfolio holdings information may also be provided to a third-party when the Trust has a legitimate business purpose for doing so. The Trust has the following ongoing arrangements with certain third parties to provide the Fund’s full portfolio holdings:
1.to the Trust’s auditors within 60 days after the applicable fiscal period for use in providing audit opinions;
2.to financial printers within 60 days after the applicable fiscal period for the purpose of preparing regulatory filings;
3.to rating agencies on a monthly basis for use in developing a rating for the Fund; and
4.to the Trust’s administrator, custodian, transfer agent and accounting services provider on a daily basis in connection with their providing services to the Fund.
The Trust currently has no other arrangements for the provision of non-standard disclosure to any party or shareholder. Other than the non-standard disclosure discussed above, if a third-party requests specific, current information regarding the Fund’s portfolio holdings, the Trust will refer the third-party to the latest regulatory filing.
Non-standard disclosure of portfolio holdings may only be made pursuant to a written request that has been approved by the Board. The Board has authorized the President of the Trust and senior management at the Administrator to consider and approve such written requests for non-standard disclosure; provided that, they promptly report any such approval to the Board.
All of the arrangements above are subject to the policies and procedures adopted by the Board to ensure such disclosure is for a legitimate business purpose and is in the best interests of a Trust and its shareholders. There may be instances where the interests of the Trust’s shareholders respecting the disclosure of information about portfolio holdings may conflict or appear to conflict with the interests of the Fund’s investment adviser, any principal underwriter for the Trust or an affiliated person of the Trust (including such affiliated person’s investment adviser or principal underwriter). In such situations, the conflict must be disclosed to the Board, and the Board must be afforded the opportunity to determine whether or not to allow such disclosure.
Affiliated persons of the Trust who receive non-standard disclosure are subject to restrictions and limitations on the use and handling of such information pursuant to the Code of Ethics, including requirements to maintain the confidentiality of such information and report securities transactions activity, as applicable. Affiliated persons of the Trust and third party service providers of the Trust receiving such non-standard disclosure will be instructed that such information must be kept confidential and that no trading on such information should be allowed.
Neither the Trust nor its investment adviser or any affiliate thereof receives compensation or other consideration in connection with the non-standard disclosure of information about portfolio securities.
The Adviser may manage other accounts such as separate accounts, private accounts, unregistered products, and portfolios sponsored by companies other than the Adviser. These other accounts may be managed in a similar fashion to the Fund and thus may have similar portfolio holdings. Such accounts may be subject to different portfolio holdings disclosure policies that permit public disclosure of portfolio holdings information in different forms and at different times than the Fund’s portfolio holdings disclosure policies. Additionally, clients of such accounts have access to their portfolio holdings and are generally not subject to the Fund’s portfolio holdings disclosure policies.
TRUSTEES AND OFFICERS
The names, age and addresses of the Trustees and officers of the Trust are listed below along with a description of their principal occupations over at least the last five years and other information with respect to each of the current Trustees and officers of the Trust are as follows (the ages are as of February 28, 2025).

Interested Trustees
Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
Brian Yacktman* 3207 Ranch Road 620 South, Suite 200, Austin, TX 78738 Age: 45	Trustee President	Indefinite, Trustee since 2012 One year term, President since 2012	1	Manager, Founding Partner and Chief Investment Officer, YCG, LLC since 2007, and investment adviser to the Fund, since 2012.	None.
William D. Kruger* 3207 Ranch Road 620 South, Suite 200, Austin, TX 78738 Age: 45	Chairman and Trustee Vice President and Treasurer	Indefinite, Trustee since 2012 One year term, Vice President since 2012 One year term, Treasurer since 2012	1	Manager, Partner and CEO, YCG, LLC since 2008, and investment adviser to the Fund, since 2012.	None.

Independent Trustees:
Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
Travis E. Oliphant, PhD. 3207 Ranch Road 620 South, Suite 200, Austin, TX 78738 Age: 53	Trustee	Indefinite, Trustee since 2012	1	Software Executive and Venture Investor. CEO, Quansight (2018 – Present). Head of Product, Zyphra (April 2024 – Present). President, OpenTeams (2024 – Present). Managing Member of Quansight Capital LLC (2018 – present)
					None.
Rory M. McDonald 3207 Ranch Road 620 South, Suite 200, Austin, TX 78738 Age: 46	Trustee	Indefinite, Trustee since 2012	1	Associate Professor of Business Administration at University of Virginia, Darden School of Business, (2024 – Present). Associate Professor at Harvard Business School, (2013 – 2024).	None.
Cyril James Speirs 3207 Ranch Road 620 South, Suite 200, Austin, TX 78738 Age: 69	Trustee	Indefinite, Trustee since 2017	1	Retired.	None.

Officers who are not Trustees:
Elliott Savage 3207 Ranch Road 620 South, Suite 200, Austin, TX 78738 Age: 44	Vice President Secretary & Assistant Treasurer	One year term, Vice President since December 2012 One year term, Secretary since February 2016 One year term, Assistant Treasurer since December 2012	N/A	Manager, Partner and Portfolio Manager, YCG, LLC, investment adviser to the Fund, since 2012.	N/A
Lelia Long 3207 Ranch Road 620 South, Suite 200, Austin, TX 78738 Age: 62	Chief Compliance Officer	One year term, Chief Compliance Officer since March 2016	N/A	Chief Compliance Officer, YCG, LLC (2017-present),	N/A
* Brian Yacktman and William Kruger are considered to be “interested persons” of the Trust, a term that is defined in the 1940 Act. Mr. Yacktman and Mr. Kruger are interested persons because: (1) each is an officer of the Trust; and (2) each is the owner of the investment adviser to the Fund.
QUALIFICATION OF TRUSTEES
Brian A. Yacktman. Mr. Yacktman has served as a Trustee for the Trust since 2012. Mr. Yacktman is the President, Chief Investment Officer and the Founding Partner of the Adviser, an SEC registered investment advisory firm with approximately $1.528 billion in assets under management as of December 31, 2024. Mr. Yacktman has served as a Portfolio Manager for the Adviser and for the YCG Enhanced Fund since their respective inceptions of 2007 and 2012. The Board believes Mr. Yacktman's experience, qualifications, attributes and skills on an individual basis, and in combination with those of the other Trustees, give him the requisite skills and attributes needed as a Trustee to carry out oversight responsibilities with respect to the Trust.
William D. Kruger. Mr. Kruger has served as a Trustee for the Trust since 2012 and has served as the Board Chairman since the inception of the YCG Funds Trust. Mr. Kruger is the Chief Executive Officer and a Partner of the Adviser, an SEC registered investment advisory firm with approximately $1.528 billion in assets under management as of December 31, 2024. Mr. Kruger began his career as a financial analyst at the

Private Banking & Investment Group at Merrill Lynch, Pierce, Fenner & Smith (now owned by Bank of America). The Board believes Mr. Kruger's experience, qualifications, attributes and skills on an individual basis, and in combination with those of the other Trustees, give him the requisite skills and attributes needed as a Trustee to carry out oversight responsibilities with respect to the Trust.
Rory M. McDonald. Mr. McDonald has served as a Trustee for the Trust since 2012. Mr. McDonald is a professor at the University of Virginia Darden School of Business where he specializes in teaching Building and Sustaining a Successful Enterprise (BSSE) in the MBA elective curriculum.. Mr. McDonald is the author of several journal articles and working papers on various topics which include disruptive and entrepreneurial innovation. The Board believes Mr. McDonald’s experience, qualifications, attributes and skills on an individual basis, and in combination with those of the other Trustees, give him the requisite skills and attributes needed as a Trustee to carry out oversight responsibilities with respect to the Trust.
Cyril James Speirs. Mr. Speirs is currently retired. He became a Trustee effective as of January 18, 2017, and currently serves as Chairman of the Audit Committee. Previously, Mr. Speirs served as Global Vice President Procurement for Whole Foods Market, Inc., and he held various positions with Whole Foods Market, Inc., for over 24 years. In his work for Whole Foods Market, Inc., Mr. Speirs had responsibility for overseeing and managing budget teams, product development and retail operations, and for reviewing and assessing financial statements. The Board believes that the skills Mr. Speirs developed overseeing and managing complex operations and individuals will facilitate his role overseeing the operations of the Trust, and the Board believes that his financial and business acumen will be helpful in evaluating and working with the Adviser to ensure series of the Trust are managed well and in the best interests of the shareholders. Overall the Board believes, Mr. Speirs’ experience, qualifications, attributes and skills on an individual basis, and in combination with those of the other Trustees, give him the requisite skills and attributes needed as a Trustee to carry out oversight responsibilities with respect to the Trust.
Travis E. Oliphant. Dr. Oliphant has served as a Trustee for the Trust since 2012 and currently serves as the Trust's Audit Committee Financial Expert. Dr. Oliphant is the CEO and Founder of Quansight, President of OpenTeams, Head of Product at Zyphra, and Managing Member and part owner of Quansight Capital LLC. Previously he was CEO and Co-Founder of Anaconda (Continuum Analytics), a software data analytics company which employs over 150 employees. Dr. Oliphant is a Software Executive and Venture Investor with extensive experience in developing applications and completing projects for Fortune 50 companies. Dr. Oliphant has created and founded multiple non-profit and for-profit organizations and businesses. He taught as a professor at Brigham Young University for seven years teaching courses in Probability Theory, Stochastic Processes, Signal Processing, Electromagnetics, Image Processing, and Inverse Problems. The Board believes Dr. Oliphant’s experience, qualifications, attributes and skills on an individual basis, and in combination with those of the other Trustees, give him the requisite skills and attributes needed as a Trustee to carry out oversight responsibilities with respect to the Trust.
BOARD LEADERSHIP STRUCTURE - As a Delaware statutory trust, the business and affairs of the Trust are managed by its officers under the direction of its Board. The Board is responsible for the overall management of the Trust. This includes the general supervision and review of the Fund’s investment policies and activities. The Board approves all significant agreements between the Trust and those parties furnishing services to it, which include agreements with the Adviser, Administrator, Custodian and Transfer Agent. The Board appoints officers who conduct and administer the Fund’s day-to-day operations. The Trust has an Audit Committee consisting solely of the three Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”). Mr. Yacktman and Mr. Kruger are interested persons because: (1) each is an officer of the Trust; and (2) each is an owner of the investment adviser to the Fund. The Audit Committee plays a significant role in risk oversight as it meets annually with the auditors of the Fund and periodically with the Fund’s Chief Compliance Officer. As Chairman of the Board, Mr. William Kruger is the presiding officer at all meetings of the Board. The Trust does not have a lead Independent Trustee. The Trust has determined that its leadership structure is appropriate in light of, among other factors, the asset size and nature of the Fund, the arrangements for the conduct of the Fund’s operations, the number of Trustees, and the Board’s responsibilities.
BOARD OVERSIGHT - Through its direct oversight role, and indirectly through the Audit Committee, officers of the Fund and service providers, the Board performs a risk oversight function for the Fund. To effectively perform its risk oversight function, the Board, among other things, performs the following activities: receives and reviews reports related to the performance and operations of the Fund, reviews and approves, as applicable, the compliance policies and procedures of the Fund; approves the Fund’s principal investment policies; adopts policies and procedures designed to deter market timing; meets with representatives of various service providers, including the Adviser and the independent registered public accounting firm of the Fund, to review and discuss the activities of the Fund and to provide direction with respect thereto; and appoints a Chief Compliance Officer of the Fund who oversees the implementation and testing of the Fund’s compliance program and reports to the Board regarding compliance matters for the Fund and its service providers.
The Trust has an Audit Committee, which plays a significant role in the risk oversight of the Fund as it meets annually with the auditors of the Fund and semiannually with the Fund’s Chief Compliance Officer.
Not all risks that may affect the Fund are identifiable nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund, the Adviser or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals. As a result of the foregoing and other factors, the Fund’s ability to manage risk is subject to substantial limitations.
BOARD COMMITTEES - The Trust has a standing Audit Committee of the Board currently composed of all of the Independent Trustees, as that term is defined in the 1940 Act: Messrs. Oliphant, McDonald and Speirs (Chairman). The functions of the Audit Committee are to meet with the Trust’s independent auditors to review the scope and findings of the annual audit, discuss the Trust’s accounting policies, discuss any recommendations of the independent auditors with respect to the Trust’s management practices, review the impact of changes in accounting standards on the Trust’s financial statements, recommend to the Board the selection of independent auditors, and perform such other duties as may be assigned to the Audit Committee by the Board. The Audit Committee met twice with respect to the Fund during its fiscal year ended November 30, 2024.
The Trust’s Board has no other committees.
COMPENSATION - Each Independent Trustee receives compensation for their service as Trustee of the Trust. In addition, each Independent Trustee will be reimbursed for expenses incurred in connection with attending Board and committee meetings. With the exception of the Chief Compliance Officer, who is an employee of the Adviser, none of the Trust’s executive officers receives any compensation or expense reimbursement from the Fund. The Fund makes reimbursement payments to the Adviser for the salary and benefits associated with the office of the Chief Compliance Officer for compliance services provided to the Fund. For the fiscal year ended November 30, 2024, the Trustees and Chief Compliance Officer received the following compensation:

Name	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses.	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Paid to Trustees
Interested Persons
Brian Yacktman*	None	None	None	None
William Kruger*	None	None	None	None
Lelia Long**	$71,724	None	None	$71,724
Independent Trustees
Travis Oliphant	$8,000	None	None	$8,000
Rory McDonald	$8,000	None	None	$8,000
C. James Speirs	$8,000	None	None	$8,000
* “Interested person” as defined under the 1940 Act.
** Chief Compliance Officer of the Fund. This reflects the amount that the Fund reimbursed the Adviser for the salary and benefits associated with the office of the Chief Compliance Officer.

CODE OF ETHICS - The Trust, the Adviser and the Distributor have each adopted a code of ethics, pursuant to Rule 17j-1 of the 1940 Act, which makes it unlawful for any affiliated person of the Fund, Adviser, or Distributor, in connection with the purchase or sale, directly or indirectly, by the person, of a security held or to be acquired by the Fund to (i) employ any device, scheme or artifice to defraud the Fund; (ii) make any untrue statement of a material fact to the Fund or omit to state a material fact necessary in order to make the statements made to the Fund, in light of the circumstances under which they are made, not misleading; (iii) engage in any act, practice or course of business that operates or would operate as a fraud or deceit on the Fund; or (iv) engage in any manipulative practice with respect to the Fund. The Board has determined that personnel of the Trust may engage in personal trading of securities, including with respect to securities purchased and sold by the Fund, subject to general fiduciary principles and compliance with the express provisions of the Code of Ethics.
It is noted that under the Code of Ethics: (1) the Independent Trustees of the Trust are not required to pre-clear personal securities transactions, and (2) the Independent Trustees need not report transactions where they were not provided with information about the portfolio transactions contemplated for the Fund or executed for the Fund for a period of 15 days before and after such transactions.
PROXY VOTING POLICIES - The Trust is required to disclose information concerning the Fund’s proxy voting policies and procedures to shareholders. The Board has adopted the Proxy Voting Policy and Proxy Voting Procedures found in Appendix A. Any material changes to the proxy policy and procedures will be submitted to the Board for approval. Information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ending June 30 may be requested, without charge by calling 855-444-YCGF (9243), or on the Fund’s website at https://ycgfunds.com/how-to-invest/. This information is also available on the SEC’s website at http://www.sec.gov. All proxy solicitations that present a conflict between the interests of the Fund’s shareholders on one hand, and those of a Trustee, an Officer, the Adviser, the Fund’s principal underwriter or any affiliated persons of such persons on the other hand, will be submitted to the Board for the Board to determine how the proxy should be voted.
OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS
A principal shareholder is any person who owns of record or is known by the Fund to own beneficially 5% or more of the outstanding shares of the Fund. No person is deemed to “control” the Fund, as that term is defined in the 1940 Act, because the Fund does not know of any person who owns beneficially or through controlled companies more than 25% of the Fund’s shares or who acknowledges the existence of control, nor has there been an adjudication under section 2(a)(9) that control exists. The Fund does not control any person. Set forth below are the names and address of all holders of shares of the Fund who as of February 28, 2025 owned of record, or to the knowledge of the Fund, beneficially owned, more than 5% of the Fund’s outstanding shares, as well as the percentage of shares of the Fund beneficially owned by all officers and Trustees of the Fund as a group:

Name and Address	% Ownership	Type of Ownership(1)
MESD & Co Nominee for South Dakota Trust Company 201 S. Phillips Ave., Suite 200 Sioux Falls, SD 57104	15.77%	Record
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attention Mutual Funds 211 Main Street San Francisco, CA 94105-1901	11.28%	Record
Donald A. Yacktman Jr. & Marcie Yacktman JTWROS C/O YCG, LLC 3207 Ranch Road 620 South, Suite 200 Austin, TX 78738	10.33%	Beneficial
Robert A. Yacktman & Nicole E.C. Yacktman JTWROS C/O YCG, LLC 3207 Ranch Road 620 South, Suite 200 Austin, TX 78738	9.27%	Beneficial
Mark B. Lynn & Jennifer A. Lynn JTWROS C/O YCG, LLC 3207 Ranch Road 620 South, Suite 200 Austin, TX 78738	8.91%	Beneficial
Michael A. Yacktman & Kimberly A. Yacktman TEN COM C/O YCG, LLC 3207 Ranch Road 620 South, Suite 200 Austin, TX 78738	8.47%	Beneficial
National Financial Services, LLC For the Exclusive Benefit of our Customers Attention Mutual Funds Department, 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	6.43%	Record
Brian A. Yacktman & Natasha C. Yacktman JTWROS C/O YCG, LLC 3207 Ranch Road 620 South, Suite 200 Austin, TX 78738	6.28%	Beneficial
(1)“Record” ownership means, as of any particular time, a shareholder of record shown on the books of the Fund or the Fund’s transfer agent. “Beneficial” ownership means any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares (1) voting power which includes the power to vote, or direct the voting of, Fund shares; and/or (2) investment power which includes the power to dispose, or to direct the disposition of Fund shares, as provided in Rule 13d-3 of the Securities Exchange Act of 1934, as amended.

PRINCIPAL SECURITIES HOLDERS - As of February 28, 2025, the Officers and Trustees of the Fund, as a group, owned 6.62% of outstanding shares of the Fund.
As of December 31, 2024, the Trustees beneficially owned the following dollar range of equity securities in the Fund:

Trustee	Dollar Range of Equity Securities in the Fund
Brian Yacktman	Over $100,000
William Kruger	Over $100,000
Travis Oliphant	Over $100,000
Rory McDonald	None
Cyril James Speirs	None
INVESTMENT ADVISORY AND OTHER SERVICES
THE ADVISER – YCG, LLC, 3207 Ranch Road 620 South, Suite 200, Austin, TX 78738, serves as investment adviser to the Fund. The Adviser is owned and controlled by Mr. Brian Yacktman, Mr. William Kruger and Mr. Elliott Savage by virtue of each of them owning more than 25% of the firms outstanding voting securities. Mr. Kruger is the Chief Executive Officer of the Adviser. Mr. Yacktman is the Chief Investment Officer of the Adviser. Mr. Savage is a Portfolio Manager of the Adviser. Subject to the general supervision and control of the Board, the Adviser makes investment decisions for the Fund. The Adviser is a privately held limited liability company that is registered as an investment adviser with the SEC.
Under the terms of its Advisory Agreement with the Fund, the Adviser is responsible for formulating the Fund’s investment programs and for making day-to-day investment decisions and engaging in portfolio transactions. The Adviser also furnishes corporate officers, provides office space, services and equipment and supervises all matters relating to the Fund’s operations. The Adviser pays all expenses incurred by it in connection with its activities thereunder, except the cost of securities (including brokerage commissions, if any) purchased for the Fund. The services furnished by the Adviser under the Advisory Agreement are not exclusive, and the Adviser is free to perform similar services for others.
INVESTMENT ADVISORY AGREEMENT - The Adviser acts as the investment adviser to the Fund pursuant to an Advisory Agreement which has been approved by the Board (including a majority of the Trustees who are not parties to the agreement, or interested persons of any such party). Under the terms of the Advisory Agreement between the Trust and the Adviser, the Adviser performs the following services for the Fund (the “Services”): (1) manages the day-to-day investment and reinvestment of the Fund's assets; (2) continuously reviews, supervises and administers the investment program of the Fund; (3) determines, in its discretion, the securities to be purchased, retained or sold (and implements those decisions) by and for the Fund, having due regard for any restrictions on such investments set forth in the Fund's then current Prospectus and Statement of Additional Information; (4) provides the Trust with records concerning the Adviser's activities which the Trust is required to maintain; and (5) renders regular reports to the Trust's officers and trustees concerning the Adviser's discharge of its responsibilities.
The Adviser, at its own expense, provides the Services to the Fund and the office space, furnishings, equipment and personnel necessary to perform the Services. The Adviser may authorize and permit any of its officers, directors and employees to be elected as trustees or officers of the Trust and to serve in the capacities in which they are elected. Unless expressly assumed under the Advisory Agreement by the Adviser or the Trust, the Trust pays all costs and expenses normally incurred by the Fund in connection with the Trust's operation and organization.

For the fiscal years shown below, the Fund paid the following fees to the Adviser:

	Year Ended November 30, 2024	Year Ended November 30, 2023	Year Ended November 30, 2022
Advisory Fees Accrued	$5,503,709	$4,660,176	$4,564,438
Advisory Fees Recouped/(Waived) by Adviser	$51,042	$23,121	$7,270
Net Advisory Fees Paid to Adviser	$5,554,751	$4,683,297	$4,571,708
The continuance of the Advisory Agreement must be approved at least annually by the Trustees or by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) and, in either case, by a majority of the Trustees who are not interested persons of the Trust or the Adviser. The Adviser’s investment decisions are made subject to the direction and supervision of the Board. The Advisory Agreement provides that the Adviser shall not be liable to the Fund for any error of judgment by the Adviser or for any loss sustained by the Fund except in the case of the Adviser’s willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Advisory Agreement also provides that it shall terminate automatically if assigned and that it may be terminated without penalty by vote of a majority of the outstanding voting securities of the Fund or by either party upon 60 days’ written notice. No person other than the Adviser regularly furnishes advice to the Fund with respect to the desirability of the Fund’s investing in, purchasing or selling securities.
In the interest of limiting expenses of the Fund, the Adviser has entered into a contractual expense limitation agreement with the Trust. Pursuant to the expense limitation agreement, the Adviser has agreed to waive or limit its fees and assume other expenses of the Fund (for the lifetime of the Fund) so that the Fund’s ratio of total annual operating expenses is limited to 1.39%. In addition to the lifetime limit, the Adviser has agreed to waive or limit its fees to the extent necessary to ensure that total annual fund operating expenses do not exceed 1.19% at least through April 1, 2026. This limitation does not apply to interest, taxes, brokerage commissions, and other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business. The Adviser is entitled to the recoupment of fees waived by the Adviser to the Fund subject to the limitations that (1) the recoupment of expenses classified as “organizational” or “offering” related to the initial registration and offering of the Fund is made only for those expenses incurred not more than one year prior to the date of recoupment (2) the recoupment is made only for fees waived not more than three years prior to the date of the recoupment, and (3) the recoupment may not be made if it would cause the Fund’s annual expense limitation at the time of the recoupment or at the time of the original waiver (whichever is less) to be exceeded. The recoupment amount may not include any additional charges or fees, such as interest accruable on the recoupment account.
In addition to the Services described above, the Adviser provides an employee of the Adviser to serve as the Trust’s Chief Compliance Officer. The Trust makes reimbursement payments to the Adviser for the salary and benefits associated with the office of the Chief Compliance Officer.
PORTFOLIO MANAGERS - Mr. Brian Yacktman is a Portfolio Manager for the Fund. Mr. Yacktman receives a fixed base salary and is eligible to participate in a retirement plan. As an owner of the Adviser, he also receives distributions from the Adviser’s net profits. Mr. Yacktman does not receive any special or additional compensation from the Adviser for his services.

Mr. Elliott Savage is a Portfolio Manager for the Fund. Mr. Savage receives a fixed base salary and is eligible to participate in a retirement plan. As an owner of the Adviser, he also receives distributions from the Adviser’s net profits. Mr. Savage does not receive any special or additional compensation from the Adviser for his services.
The following indicates the dollar range of Fund shares beneficially owned by the Portfolio Managers as of November 30, 2024.

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Brian Yacktman	Over $1,000,000
Elliott Savage	Over $1,000,000
As of November 30, 2024, the Adviser managed approximately $1.583 billion in assets in 253 accounts. The following provides information regarding other accounts managed by the Portfolio Managers as of November 30, 2024:

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts (in millions)	Number of Accounts	Total Assets in the Accounts (in millions)	Number of Accounts	Total Assets in the Accounts (in millions)
Brian Yacktman	0	$0	0	$0	252	$989.6
Elliot Savage	0	$0	0	$0	252	$989.6
As of November 30, 2024, the Portfolio Managers did not manage any accounts with a performance-based advisory fee.
Conflicts of Interest
The portfolio managers’ management of other accounts may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a portfolio manager could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. The Adviser has developed policies and procedures reasonably designed to mitigate those conflicts. In particular, the Adviser has adopted policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated on an aggregated basis.
ADMINISTRATOR ― U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services with respect to its role as administrator and accountant for the Fund (“Fund Services”), located at P.O. Box 701, Milwaukee, Wisconsin 53201, serves as the administrator of the Fund. Fund Services supervises all aspects of the administrative operation of the Fund. Among other services, Fund Services shall provide administrative and regulatory services including filing all required federal income tax returns, assisting with the preparation of regulatory filings, preparing financial statements and monitoring expense accruals. Fund Services receives a fee as a percentage of assets in the Fund. The Fund paid the following administration fees to Fund Services during the fiscal years ended November 30:

2024	2023	2022
$238,937	$203,188	$185,271
CUSTODIAN – U.S. Bank N.A., 1555 North RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212 serves as custodian for the Fund’s cash and securities. The Custodian does not assist in, and is not responsible for, investment decisions involving assets of the Fund.
ACCOUNTING SERVICES – Pursuant to an Accounting Service Agreement, Fund Services is responsible for accounting relating to the Fund and its investment transactions; maintaining certain books and records of the Fund; determining daily the NAV per share of the Fund; and preparing security position, transaction and cash position reports. Fund Services also monitors periodic distributions of gains or losses on portfolio sales and maintains a daily listing of portfolio holdings. Fund Services is responsible for providing expenses accrued and payment reporting services, tax-related financial information to the Trust, and for monitoring compliance with the regulatory requirements relating to maintaining accounting records. For its services as accounting agent, Fund Services receives an asset-based fee, computed daily and paid monthly of the average daily net assets of the Fund against a minimum fee plus out-of-pocket expenses.
TRANSFER AGENT AND DIVIDEND DISBURSING AGENT – Pursuant to a Transfer Agent Agreement with the Trust, Fund Services acts as the Fund’s transfer and disbursing agent. Fund Services provides certain shareholder and other services to the Trust, including furnishing account and transaction information and maintaining shareholder account records. Fund Services is responsible for processing orders and payments for share purchases. Fund Services mails proxy materials (and receives and tabulates proxies), shareholder reports, confirmation forms for purchases and redemptions and prospectuses to shareholders. Fund Services disburses income dividends and capital distributions and prepares and files appropriate tax-related information concerning dividends and distributions to shareholders. For its services as transfer agent, Fund Services receives an asset-based fee, computed daily and paid monthly of the average daily net assets of the Fund against a minimum fee plus out-of-pocket expenses.
DISTRIBUTOR – Vigilant Distributors, LLC (the “Distributor”), located at 223 Wilmington West Chester Pike, Suite 216, Chadds Ford, Pennsylvania 19317 serves as the Fund’s principal underwriter and national distributor for the shares of the Fund pursuant to a Distribution Agreement. The Distributor is registered as a broker-dealer and is a member of the Financial Industry National Regulatory Agency (“FINRA”). The Distributor offers the Fund’s shares on a continuous, best efforts basis.
OTHER EXPENSES - The Fund pays certain operating expenses that are not assumed by the Adviser, the Trust or any of their respective affiliates. These expenses, together with fees paid to the Adviser, the Administrator, the Custodian, the Distributor and the Transfer Agent, are deducted from the income of the Fund before dividends are paid. These expenses include, but are not limited to, expenses of officers and Trustees who are not affiliated with the Adviser, the Trust or any of their respective affiliates, taxes, interest, legal fees, custodian fees, audit fees, brokerage fees and commissions, the expenses of reports to shareholders, shareholders’ meetings and proxy solicitations.
PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE
The Fund’s assets are invested by the Adviser in a manner consistent with its investment objective, policies, and restrictions, and with any instructions the Board may issue from time to time. Within this framework, the Adviser is responsible for making all determinations as to the purchase and sale of portfolio securities and for taking all steps necessary to implement securities transactions on behalf of the Fund.
U.S. Government Securities generally are traded in the over-the-counter market through broker-dealers. A broker-dealer is a securities firm or bank that makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread.
In placing orders for the purchase and sale of portfolio securities for the Fund, the Adviser will use its best efforts to obtain the best possible price and execution and will otherwise place orders with broker-dealers subject to, and in accordance with, any instructions the Board may issue from time to time. The Adviser will select broker-dealers to execute portfolio transactions on behalf of the Fund primarily on the basis of best price and execution.
When consistent with the objectives of prompt execution and favorable net price, business may be placed with broker-dealers who furnish investment research or services to the Adviser. Such research or services include advice, both directly and in writing, as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities, or purchasers or sellers of securities; as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. To the extent portfolio transactions are effected with broker-dealers who furnish research services to the Adviser, the Adviser receives a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Fund from these transactions. The Adviser believes that most research services obtained by it generally benefit several or all of the investment companies and private accounts that it manages, as opposed to solely benefiting one specific managed fund or account.
Transactions on U.S. stock exchanges, foreign stock exchanges, commodities markets and futures markets and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer.
It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive brokerage and research services (as defined in the Securities Exchange Act of 1934, as amended (the “1934 Act”)) from broker-dealers that execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, the Adviser may receive brokerage and research services and other similar services from many broker-dealers with which the Adviser may place the Fund’s portfolio transactions and from third parties with which these broker-dealers have arrangements. These services include such matters as general economic and market reviews, industry and company reviews, evaluations of investments, recommendations as to the purchase and sale of investments, newspapers, magazines, pricing services, quotation services, news services and personal computers utilized by the Adviser. Where the services referred to above are not used exclusively by the Adviser for research purposes, the Adviser, based upon its own allocations of expected use, bears that portion of the cost of these services which directly relates to their non-research use. Some of these services are of value to the Adviser and its affiliates in advising a variety of their clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. The management fee paid by the Fund is not reduced because the Adviser and its affiliates receive these services even though the Adviser might otherwise be required to purchase some of these services for cash.

As permitted by Section 28(e) of the 1934 Act, the Adviser may cause the Fund to pay a broker-dealer which provides “brokerage and research services” (as defined in the 1934 Act) to the Adviser an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for the Fund on an agency basis in excess of the commission which another broker-dealer would have charged for effecting that transaction. The Adviser’s authority to cause the Fund to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time. The Adviser does not currently intend to cause the Fund to make such payments. It is the position of the staff of the SEC that Section 28(e) does not apply to the payment of such greater commissions in “principal” transactions. Accordingly, the Adviser will use its best effort to obtain the most favorable price and execution available with respect to such transactions, as described above.
The Fund paid the following brokerage commissions during the fiscal years ended November 30:

2024	2023	2022
$14,666	$12,900(1)	$4,864
(1) The material increase in brokerage commissions from 2022 to 2023 was due to a higher portfolio turnover rate.The increase in brokerage commissions from 2023 to 2024 was not material.

PORTFOLIO TURNOVER
In order to qualify for the beneficial tax treatment afforded regulated investment companies, and to be relieved of Federal tax liabilities, the Fund must distribute substantially all of its net income to shareholders generally on an annual basis. Thus, the Fund may have to dispose of portfolio securities under disadvantageous circumstances to generate cash or borrow cash in order to satisfy the distribution requirement. The Fund does not trade in securities for short-term profits but, when circumstances warrant, securities may be sold without regard to the length of time they have been held.
Average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less.
A higher portfolio turnover rate involves greater transaction expenses to a fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. The Adviser makes purchases and sales for the Fund’s portfolio whenever necessary, in the Adviser’s opinion, to meet the Fund’s objective. The Adviser anticipates that the average annual portfolio turnover rate of the Fund, under normal conditions, will be less than 100%. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. High portfolio turnover generally results in the distribution of short-term capital gains which are taxed at the higher ordinary income tax rates.
The following table shows the Fund’s portfolio turnover rate for the fiscal years ended November 30:

2024	2023
8%	18%
CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS
IN VIEW OF THE COMPLEXITIES OF U.S. FEDERAL AND OTHER INCOME TAX LAWS APPLICABLE TO REGULATED INVESTMENT COMPANIES, A PROSPECTIVE SHAREHOLDER IS

URGED TO CONSULT WITH AND RELY SOLELY UPON ITS TAX ADVISORS TO UNDERSTAND FULLY THE U.S. FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES TO THAT INVESTOR OF SUCH AN INVESTMENT BASED ON THAT INVESTOR’S PARTICULAR FACTS AND CIRCUMSTANCES. THIS SUMMARY IS NOT INTENDED TO BE, AND SHOULD NOT BE CONSTRUED AS, LEGAL OR TAX ADVICE TO ANY PROSPECTIVE SHAREHOLDER.
The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Taxes.” The Prospectus generally describes the U.S. federal income tax treatment of distributions by the Fund. This section of the SAI provides additional information concerning U.S. federal income taxes. It is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. Except as specifically set forth below, the following discussion does not address any state, local or foreign tax matters.
A shareholder’s tax treatment may vary depending upon the shareholder’s particular situation. This discussion applies only to shareholders holding Fund shares as capital assets within the meaning of the Code. A shareholder may also be subject to special rules not discussed below if they are a certain kind of shareholder, including, but not limited to: an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or entity that is not organized under the laws of the United States or political subdivision thereof; a shareholder who holds Fund shares as part of a hedge, straddle or conversion transaction; a shareholder who does not hold Fund shares as a capital asset; or an entity taxable as a partnership for U.S. federal income tax purposes and investors in such an entity.
The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in the Prospectus applicable to each shareholder address only some of the U.S. federal income tax considerations generally affecting investments in the Fund. Prospective shareholders are urged to consult their own tax advisers and financial planners regarding the U.S. federal tax consequences of an investment in the Fund, the application of state, local or foreign laws, and the effect of any possible changes in applicable tax laws on their investment in the Fund.
Qualification as a Regulated Investment Company
It is intended that the Fund qualify for treatment as a regulated investment company (a “RIC”) under Subchapter M of Subtitle A, Chapter 1 of the Code. In order to qualify as a RIC under the Code, the Fund must, among other things, derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined in the Code. Future U.S. Treasury regulations may (possibly retroactively) exclude from qualifying income foreign currency gains that are not directly related to the Fund’s principal business of investing in stock, securities or options and futures with respect to stock or securities. In general, for purposes of this 90% gross income requirement, income derived from a partnership, except a qualified publicly traded partnership, will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the RIC.
The Fund must also diversify its holdings so that, at the end of each quarter of the Fund’s taxable year: (i) at least 50% of the fair market value of its gross assets consists of (A) cash and cash items

(including receivables), U.S. Government Securities and securities of other RICs, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of the Fund’s total assets and do not exceed 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities of two or more issuers the Fund controls and which are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, for purposes of meeting the diversification requirement of clause (i)(B), the term “outstanding voting securities of such issuer” includes the equity securities of a qualified publicly traded partnership. The qualifying income and diversification requirements applicable to the Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.
If the Fund fails to satisfy any of the qualifying income or diversification requirements in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirement. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If the applicable relief provisions are not available or cannot be met, such Fund will be taxed in the same manner as an ordinary corporation, described below.
In addition, with respect to each taxable year, the Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long- term capital loss, and at least 90% of its net tax-exempt interest income earned for the taxable year. If the Fund meets all of the RIC qualification requirements, it generally will not be subject to U.S. federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, the Fund generally must make the distributions in the same year that it realizes the income and gain, although in certain circumstances, the Fund may make the distributions in the following taxable year. Shareholders generally are taxed on any distributions from the Fund in the year they are actually distributed. However, if the Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution on December 31 of the first year. The Fund intends to distribute its net income and gain in a timely manner to maintain its status as a RIC and eliminate fund-level U.S. federal income taxation of such income and gain. However, no assurance can be given that the Fund will not be subject to U.S. federal income taxation.
Moreover, the Fund may retain for investment all or a portion of their net capital gain. If the Fund retains any net capital gain, it will be subject to a tax at regular corporate rates on the amount retained, but may report the retained amount as undistributed capital gain in a written statement furnished to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance that it will, make this designation if it retains all or a portion of its net capital gain in a taxable year.
If, for any taxable year, the Fund fails to qualify as a RIC, and is not eligible for relief as described above, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from the Fund’s current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gain) to its shareholders will be taxable as dividend income. To re-qualify to be taxed as a RIC in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund initially qualifies as a RIC but subsequently fails to qualify as a RIC for a period greater than two taxable years, the Fund generally would be required to recognize and pay tax on any net unrealized gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to tax on such unrealized gain recognized for a period of ten years, in order to re-qualify as a RIC in a subsequent year.
Equalization Accounting
The Fund may use the so-called “equalization method” of accounting to allocate a portion of its “earnings and profits,” which generally equals the Fund’s undistributed investment company taxable income and net capital gain, with certain adjustments, to redemption proceeds. This method permits the Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect the Fund’s total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders. However, the IRS may not have expressly sanctioned the particular equalization methods that may be used by the Fund, and thus the Fund’s use of these methods may be subject to IRS scrutiny.
Capital Loss Carry-Forwards
The Fund is permitted to carry forward a net capital loss to offset its capital gain indefinitely. The excess of the Fund’s net short-term capital loss over its net long-term capital gain is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year and the excess of the Fund’s net long-term capital loss over its net short-term capital gain is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. If future capital gain is offset by carried-forward capital losses, such future capital gain is not subject to fund-level U.S. federal income tax, regardless of whether it is distributed to shareholders. Accordingly, the Fund does not expect to distribute any such offsetting capital gain. The Fund cannot carry back or carry forward any net operating losses. As of November 30, 2024, the Fund had no short-term or long-term capital loss carryforwards.
If the Fund engages in a reorganization, either as an acquiring fund or acquired fund, its capital loss carry-forwards (if any), its unrealized losses (if any), and any such losses of other funds participating in the reorganization may be subject to severe limitations that could make such losses substantially unusable. The Fund has engaged in reorganizations in the past and/or may engage in reorganizations in the future.
Excise Tax
If the Fund fails to distribute by December 31 of each calendar year at least the sum of 98% of its ordinary income for that year (excluding capital gains and losses), 98.2% of its capital gain net income (adjusted for certain net ordinary losses) for the 12-month period ending on October 31 of that year, and any of its ordinary income and capital gain net income from previous years that was not distributed during such years, the Fund will be subject to a nondeductible 4% U.S. federal excise tax on the undistributed amounts (other than to the extent of its tax-exempt interest income, if any). For these purposes, the Fund will be treated as having distributed any amount on which it is subject to corporate level U.S. federal income tax for the taxable year ending within the calendar year. The Fund generally intends to actually, or be deemed to, distribute substantially all of its ordinary income and capital gain net income, if any, by the end of each calendar year and thus expects not to be subject to the excise tax. However, no assurance can be given that the Fund will not be subject to the excise tax. Moreover, the Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid by the Fund is determined to be de minimis).
Taxation of Investments
In general, realized gains or losses on the sale of securities held by the Fund will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.
If the Fund purchases a debt obligation with original issue discount (“OID”) (generally, a debt obligation with a purchase price at original issuance less than its principal amount, such as a zero-coupon bond), which generally includes “payment-in-kind” or “PIK” bonds, the Fund generally is required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund may not receive cash payments attributable to the OID until a later date, potentially until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate discount obligations may be treated as a dividend for U.S. federal income tax purposes. Similarly, if the Fund purchases a debt obligation with market discount (generally a debt obligation with a purchase price after original issuance less than its principal amount (reduced by any OID)), the Fund generally is required to annually include in its taxable income a portion of the market discount as ordinary income, even though the Fund may not receive cash payments attributable to the market discount until a later date, potentially until maturity or disposition of the obligation. The Fund generally will be required to make distributions to shareholders representing the OID or market discount income on debt obligations that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from sales proceeds of securities held by the Fund which the Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Fund.
If the Fund invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, OID, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the Fund when, as, and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.
If an option granted by the Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses realized by the Fund in the sale, exchange, exercise, or other disposition of an option may be deferred if they result from a position that is part of a “straddle,” discussed below. If securities are sold by the Fund pursuant to the exercise of a covered call option granted by it, the Fund generally will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by the Fund pursuant to the exercise of a put option granted by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased.
Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by the Fund will be deemed “Section 1256 contracts.” The Fund will be required to “mark-to-market” any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss (as described below). These provisions may require the Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the “60%/40%” rule and may require the Fund to defer the recognition of losses on certain futures contracts, foreign currency contracts and non-equity options.
Foreign currency gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt obligations, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund’s income. Under future U.S. Treasury regulations, any such transactions that are not directly related to the Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign currency loss exceeds the Fund’s net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.
Offsetting positions held by the Fund involving certain derivative instruments, such as financial forward, futures, and options contracts, may be considered, for U.S. federal income tax purposes, to constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256 of the Code, described above. If the Fund is treated as entering into a “straddle” and at least one (but not all) of the Fund’s positions in derivative contracts comprising a part of such straddle is governed by Section 1256 of the Code, then such straddle could be characterized as a “mixed straddle.” The Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to the Fund may differ. Generally, to the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute qualified dividend income (defined below) to fail to satisfy the applicable holding period requirements (described below) and therefore to be taxed as ordinary income. Furthermore, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle, including any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where the Fund had not engaged in such transactions.
If the Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when the Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future

U.S. Treasury regulations. The character of the gain from constructive sales will depend upon the Fund’s holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon the Fund’s holding period in the position and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.
The amount of long-term capital gain the Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Code’s constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain the Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.
In addition, the Fund’s transactions in securities and certain types of derivatives (e.g., options, futures contracts, forward contracts, and swap agreements) may be subject to other special tax rules, such as the wash sale rules or the short sale rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments to the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains, and/or convert short-term capital losses into long- term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders.
Rules governing the U.S. federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of the Fund as a RIC might be jeopardized. Certain requirements that must be met under the Code in order for the Fund to qualify as a RIC may limit the extent to which the Fund will be able to engage in derivatives transactions.
The Fund may invest in real estate investment trusts (“REITs”). Investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income and will not qualify for the dividends-received deduction. Under recent legislation, certain income distributed by pass through entities is allowed up to a 20% deduction; however, it is unclear at this time whether a RIC (such as the Fund) can pass on such deduction on REIT distributions to shareholders. Individuals must satisfy holding period and other requirements in order to be eligible for this deduction. Without further legislation, the deduction would sunset after 2025. Shareholders should consult their own tax professionals concerning their eligibility for this deduction.
The Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) or in other interests that may be treated as taxable mortgage pools (“TMPs”) for U.S. federal income tax purposes. Under IRS guidance, the Fund must allocate “excess inclusion income” received directly or indirectly from REMIC residual interests or TMPs to its shareholders in proportion to dividends paid to such shareholders, with the same consequences as if the shareholders had invested in the REMIC residual interests or TMPs directly.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) constitutes unrelated business taxable income to Keogh, 401(k) and qualified pension plans, as well as individual retirement accounts and certain other tax exempt entities, thereby potentially requiring such an entity, which otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, does not qualify for any reduction, by treaty or otherwise, in the 30% U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of a share in the Fund, then the Fund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal corporate income tax rate. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable disqualified organization, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Fund may or may not make such an election will be made.
“Passive foreign investment companies” (“PFICs”) are generally defined as foreign corporations with respect to which at least 75% of their gross income for their taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or at least 50% of their assets on average produce, or are held for the production of, such passive income. If the Fund acquires any equity interest in a PFIC, the Fund could be subject to U.S. federal income tax and interest charges on “excess distributions” received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions may have been classified as capital gain.
The Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require the Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Fund may attempt to limit and/or manage its holdings in PFICs to minimize its tax liability or maximize their returns from these investments but there can be no assurance that they will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, the Fund may incur the tax and interest charges described above in some instances. Dividends paid by the Fund attributable to income and gains derived from PFICs will not be eligible to be treated as qualified dividend income.
If the Fund owns 10% or more of either the voting power or value of the stock of a “controlled foreign corporation” (a “CFC”), such corporation will not be treated as a PFIC with respect to the Fund. In general, the Fund may be required to recognize dividends from a CFC before actually receiving any dividends. There may also be a tax imposed on a U.S. shareholder’s aggregate net CFC income that is treated as global intangible low-taxed income. As a result of the foregoing, the Fund may be required to recognize income sooner than it otherwise would.
In addition to the investments described above, prospective shareholders should be aware that other investments made by the Fund may involve complex tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Fund seeks to avoid significant non-cash income, such non-cash income could be recognized by the Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Fund could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.

Notwithstanding the foregoing, under recently enacted tax legislation, accrual method taxpayers required to recognize gross income under the “all events test” no later than when such income is recognized as revenue in an applicable financial statement (e.g., an audited financial statement which is used for reporting to partners). This new rule may require the Fund to recognize income earlier than as described above.
Taxation of Distributions
Distributions paid out of the Fund’s current and accumulated earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. Dividends and other distributions on the Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares acquired at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. For U.S. federal income tax purposes, the Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of the Fund’s current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in the shareholder’s Fund shares and then as capital gain. The Fund may make distributions in excess of its earnings and profits, from time to time.
For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income, and distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. Distributions properly reported in writing by the Fund as capital gain dividends will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s net capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, and do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income. The Fund will report capital gain dividends, if any, in a written statement furnished to its shareholders after the close of the Fund’s taxable year.
Fluctuations in foreign currency exchange rates may result in foreign exchange gain or loss on transactions in foreign currencies, foreign currency-denominated debt obligations, and certain foreign currency options, futures contracts and forward contracts. Such gains or losses are generally characterized as ordinary income or loss for tax purposes. The Fund must make certain distributions in order to qualify as a RIC, and the timing of and character of transactions such as foreign currency-related gains and losses may result in the fund paying a distribution treated as a return of capital. Such distribution is nontaxable to the extent of the recipient’s basis in its shares.
Some states will not tax distributions made to individual shareholders that are attributable to interest the Fund earned on direct obligations of the U.S. government if the Fund meets the state’s minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. Government Securities generally do not qualify for state-tax-free treatment. This exemption may not apply to corporate shareholders.
Sales and Exchanges of Fund Shares
If a shareholder sells, pursuant to a cash or in-kind redemption, or exchanges the shareholder’s Fund shares, subject to the discussion below, the shareholder generally will recognize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and the shareholder’s tax basis in the shares. This gain or loss will be long-term capital gain or loss if the shareholder has held such Fund shares for more than one year at the time of the sale or exchange, and short-term otherwise.
If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, before January 31 of the calendar year following the calendar year of the sale or exchange, as a result of having initially acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different RIC, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder recognizes a loss on a disposition of Fund shares, the loss will be disallowed under the “wash sale” rules to the extent the shareholder purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.
If a shareholder receives a capital gain dividend with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain dividend. If such loss is incurred from the redemption of shares pursuant to a periodic redemption plan then U.S. Treasury regulations may permit an exception to this six-month rule. No such regulations have been issued as of the date of this SAI.
U.S. Federal Income Tax Rates
Noncorporate Fund shareholders (i.e., individuals, trusts and estates) are taxed at a maximum rate of 37% on ordinary income and 20% on net capital gain.
In general, “qualified dividend income” realized by noncorporate Fund shareholders is taxable at the same rate as net capital gain. Generally, qualified dividend income is dividend income attributable to certain U.S. and foreign corporations, as long as certain holding period requirements are met. In general, if less than 95% of the Fund’s income is attributable to qualified dividend income, then only the portion of the Fund’s distributions that are attributable to qualified dividend income and reported in writing as such in a timely manner will be so treated in the hands of individual shareholders. Payments received by the Fund from securities lending, repurchase, and other derivative transactions ordinarily will not qualify. The rules attributable to the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisers and financial planners.
The maximum stated corporate U.S. federal income tax rate applicable to ordinary income and net capital gain is 21%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Distributions from the Fund may qualify for the “dividends-received deduction” applicable to corporate shareholders with respect to certain dividends. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.
In addition, a noncorporate Fund shareholders generally will be subject to an additional 3.8% tax on its “net investment income,” which ordinarily includes taxable distributions received from the corresponding Fund and taxable gain on the disposition of Fund shares if the shareholder meets a taxable income test.

Under the Foreign Account Tax Compliance Act, or “FATCA,” U.S. federal income tax withholding at a 30% rate will be imposed on dividends and proceeds of redemptions in respect of Fund shares received by Fund shareholders who own their shares through foreign accounts or foreign intermediaries if certain disclosure requirements related to U.S. accounts or ownership are not satisfied. The Fund will not pay any additional amounts in respect to any amounts withheld.
Backup Withholding
The Fund is generally required to withhold and remit to the U.S. Treasury, subject to certain exemptions (such as for certain corporate or foreign shareholders), an amount equal to a rate set under Section 3406 of the Code for U.S. residents of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder if (i) the shareholder fails to furnish the Fund with a correct “taxpayer identification number” (“TIN”), (ii) the shareholder fails to certify under penalties of perjury that the TIN provided is correct, (iii) the shareholder fails to make certain other certifications, or (iv) the IRS notifies the Fund that the shareholder’s TIN is incorrect or that the shareholder is otherwise subject to backup withholding. Backup withholding is not an additional tax imposed on the shareholder. The shareholder may apply amounts withheld as a credit against the shareholder’s U.S. federal income tax liability and may obtain a refund of any excess amounts withheld, provided that the required information is furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. A shareholder may generally avoid backup withholding by furnishing a properly completed IRS Form W-9. State backup withholding may also be required to be withheld by the Funds under certain circumstances.
Tax-Deferred Plans
Shares of the Funds may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisers and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.
A 1.4% excise tax is imposed on the net investment income of certain private colleges and universities. This tax would only apply to private institutions with endowment valued at $500,000 per full-time student or more, subject to other limitations. Tax-exempt shareholders should contact their tax advisers and financial planners regarding the tax consequences to them of an investment in the Fund.
Any investment in residual interests of a collateralized mortgage obligation that has elected to be treated as a REMIC can create complex U.S. federal income tax consequences, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.
Special tax consequences apply to charitable remainder trusts (“CRTs”) (as defined in Section 664 of the Code) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. CRTs are urged to consult their own tax advisers and financial planners concerning these special tax consequences.
Tax Shelter Reporting Regulations
Generally, under U.S. Treasury regulations, if an individual shareholder recognizes a loss of $2 million or more, or if a corporate shareholder recognizes a loss of $10 million or more, with respect to Fund shares, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of securities are in many cases exempt from this reporting requirement, but under current guidance, shareholders of a RIC are not exempt. Future guidance may extend the current exemption from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.
Cost Basis Reporting
In general, the Fund must report “cost basis” information to its shareholders and the IRS for redemptions of “covered shares.” Fund shares are generally treated as covered shares. Fund shareholders should consult their tax advisors to obtain more information about how these cost basis rules apply to them and determine which cost basis method allowed by the IRS is best for them.
Recently Enacted Tax Legislation
The full effects of recently enacted tax legislation are not certain and may cause the Fund and its shareholders to be taxed in a manner different than as described above. Prospective shareholders also should recognize that the present U.S. federal income tax treatment of the Fund and their shareholders may be modified by legislative, judicial or administrative actions at any time, which may be retroactive in effect. The rules dealing with U.S. federal income taxation are constantly under review by Congress, the IRS and the Treasury Department, and statutory changes as well as promulgation of new regulations, revisions to existing statutes, and revised interpretations of established concepts occur frequently. You should consult your advisors concerning the status of legislative proposals that may pertain to holding Fund shares.
The foregoing summary should not be considered to describe fully the income and other tax consequences of an investment in the Fund. Fund investors are strongly urged to consult with their tax advisors, with specific reference to their own situations, with respect to the potential tax consequences of an investment in the Fund.
CAPITAL STRUCTURE
The Trust’s Agreement and Declaration of Trust permits the Trustees to issue unlimited shares of Class R shares. The Board has the power to designate one or more classes (“series”) of shares and to classify or reclassify any unissued shares with respect to such series. Currently the Trust is offering one series, the YCG Enhanced Fund. The YCG Enhanced Fund offers one class of shares, the Class R shares.
The shares of each Fund are fully paid and non-assessable; have no preference as to conversion, exchange, dividends, retirement or other features; and have no preemptive rights. Each share of the Fund is entitled to one vote in the election of Trustees. Such shares have non-cumulative voting rights, meaning that the holders of more than 33% of the shares outstanding and entitled to vote for the election of Trustees can elect 100% of the Trustees if they so choose.
Shareholders of the Fund and any other future series of the Trust will vote in the aggregate and not by series except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interest of the shareholders of a particular series. Matters such as ratification of the independent public accountants and election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the Trust voting without regard to series.
RULE 18f-3 PLAN - The Board has adopted a Rule 18f-3 Multiple Class Plan on behalf of the Trust for the benefit of each of its series. The key features of the Rule 18f-3 Plan are as follows: (i) shares of each class of the Fund represent an equal pro rata interest in the Fund and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations qualifications, terms and conditions, except that each class bears certain specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class; and (ii) subject to certain limitations described in the Prospectus, shares of a particular class of the Fund may be exchanged for shares of the same class of another Fund. At present, the Fund offers one class of shares, Class R shares, which have no-load, no 12b-1 fee, and a 2.00% redemption fee on shares redeemed within 30 days.
DISTRIBUTION
In connection with the promotion of the sales of the Fund, the Distributor may, from time to time, offer (to all broker dealers who have a sales agreement with the Distributor) the opportunity to participate in sales incentive programs (which may include non-cash concessions). The Distributor may also, from time to time, pay expenses and fees required in order to participate in dealer sponsored seminars and conferences, reimburse dealers for expenses incurred in connection with pre-approved seminars, conferences and advertising, and may, from time to time, pay or allow additional promotional incentives to dealers as part of pre-approved sales contests.
The Fund may make payments to financial intermediaries (such as brokers or third party administrators) for non-distribution related sub-transfer agency, administrative, sub-accounting, and other shareholder services (collectively, “shareholder services”). Payments made pursuant to such agreements are generally based on either (i) a percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary, or (ii) the number of accounts held by Fund shareholders that are serviced by a financial intermediary.
The Adviser may make cash payments out of its own resources and not from Fund assets to financial intermediaries that perform shareholder services or distribution related services for the Funds. These payments are separate from, and may be in addition to, any fees the Fund may pay to those intermediaries. The incremental assets purchased by shareholders through financial intermediaries to which the Adviser pays fees for services rendered to the Fund are not as profitable to the Adviser as those purchased in direct shareholder accounts. A significant majority of shareholders invest in the Fund through such financial intermediaries.
PURCHASE OF SHARES
You may purchase shares of the Fund directly from the Distributor. You may also buy shares through accounts, including online accounts, with brokers or dealers and other institutions (each an “Authorized Institution”) that are authorized to place trades in Fund shares for their customers. If you invest through an Authorized Institution, you will have to follow its procedures. You will also generally have to address your correspondence or questions regarding the Fund to your Authorized Institution. The offering price per share is equal to the NAV next determined after the Fund or Authorized Institution receives your purchase order.
Authorized Institutions may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual Authorized Institution. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and this SAI. Your Authorized Institution will provide you with specific information about any processing or service fees you will be charged.
Your Authorized Institution is responsible for transmitting all subscription and redemption requests, investment information, documentation and money to the Fund on time. Certain Authorized Institutions have agreements with the Fund that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the Authorized Institution must send your order to the Fund by the time they price their shares on the following day. If your Authorized Institution fails to do so, it may be responsible for any resulting fees or losses.
The Fund reserves the right to reject any purchase order and to suspend the offering of shares of the Fund. Under certain circumstances the Trust or the Adviser may waive the minimum initial investment for purchases by officers, directors, and employees of the Trust and its affiliated entities and for certain related advisory accounts and retirement accounts (such as IRAs). The Fund may also change or waive policies concerning minimum investment amounts at any time.
REDEMPTION OF SHARES
Redemption of shares, or payment for redemptions, may be suspended at times (a) when the NYSE is closed for other than customary weekend or holiday closings, (b) when trading on said exchange is restricted, (c) when an emergency exists, as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the SEC, by order, so permits, provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (b) or (c) exist.
Shareholders who purchased shares, including online purchases, through a broker-dealer may also redeem through the same broker-dealer. If you purchased shares of the Fund using your online investment account through the Fund’s website, you may redeem shares of the Fund using your account. If you purchased shares directly from the Transfer Agent such shares may be redeemed by written request to the Transfer Agent at the address set forth in the Prospectus. To be considered in “good order”, written requests for redemption should indicate the dollar amount or number of shares to be redeemed, refer to the shareholder’s Fund account number, including either the social security or tax identification number. The request should be signed in exactly the same way the account is registered. If there is more than one owner of the shares, all owners must sign. If shares to be redeemed have a value of $50,000 or more or redemption proceeds are to be paid by someone other than the shareholder at the shareholder’s address of record, the signature(s) must be guaranteed by an “eligible guarantor institution,” which includes a commercial bank that is a member of the Federal Deposit Insurance Corporation, a trust company, a member firm of a domestic stock exchange, a savings association or a credit union that is authorized by its charter to provide a signature guarantee.
The Transfer Agent may reject redemption instructions if the guarantor is neither a member of nor a participant in a signature guarantee program. Signature guarantees by notaries public are not acceptable. The purpose of a signature guarantee is to protect shareholders against the possibility of fraud. Further documentation will be requested from corporations, administrators, executors, personal representatives, trustees and custodians. Redemption requests given by facsimile will not be accepted. Unless other instructions are given in proper form, a check for the proceeds of the redemption will be sent to the shareholder’s address of record. Share purchases and redemptions are governed by Delaware state law.
You may sell your shares by giving instructions to the Transfer Agent by mail or by telephone. The Fund will use reasonable procedures to confirm that instructions communicated by telephone are genuine and, if the procedures are followed, will not be liable for any losses due to unauthorized or fraudulent telephone transactions. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person. The Fund’s procedure is to redeem shares at the NAV determined after the Fund or Authorized Institution receives the redemption request in proper order, less any applicable redemption fee. Payment will be made promptly, but no later than the seventh day following receipt of the redemption request in proper order.

If the Board shall determine that it is in the best interests of the shareholders of the Fund, and subject to the Fund’s compliance with applicable regulations, the Fund has reserved the right to pay the redemption price of shares redeemed, either totally or partially, by a distribution in-kind of securities (instead of cash) from the Fund’s portfolio. The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV for the shares redeemed. If a holder of Fund shares receives a distribution in-kind, he would incur brokerage charges when subsequently converting the securities to cash. For federal income tax purposes, redemptions in kind are taxed in the same manner as redemptions made in cash. In addition, sales of in-kind securities may generate taxable gains.
SPECIAL SHAREHOLDER SERVICES
As described briefly in the Prospectus, the Fund offers the following shareholder services:
REGULAR ACCOUNT - The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. Simply use the account application provided with the Prospectuses to open your account.
TELEPHONE TRANSACTIONS - A shareholder may redeem shares by telephone if they did not decline this service when completing this section of the initial account application. If a shareholder declined this service, it may be elected at a later date by making a request in writing to the Transfer Agent and having the signature on the request guaranteed. The Fund employs reasonable procedures designed to confirm the authenticity of instructions communicated by telephone and, if it does not, it may be liable for any losses due to unauthorized or fraudulent transactions. As a result of this policy, a shareholder authorizing telephone redemption or transfer bears the risk of loss which may result from unauthorized or fraudulent transactions which the Fund believes to be genuine. When requesting a telephone redemption or transfer, the shareholder will be asked to respond to certain questions designed to confirm the shareholder’s identity as the shareholder of record. Cooperation with these procedures helps to protect the account and the Fund from unauthorized transactions.
AUTOMATIC INVESTMENT PLANS - Any shareholder may utilize this feature, which provides for automatic monthly investments into your account. Upon your request, the Transfer Agent will withdraw a fixed amount each month from a checking or savings account for investment into the Fund. This does not require a commitment for a fixed period of time. A shareholder may change the monthly investment, skip a month or discontinue the Automatic Investment Plan as desired by notifying the Transfer Agent at 855-444-YCGF (9243).
RETIREMENT ACCOUNTS - The Fund offers Individual Retirement Accounts (“IRA”) and Roth IRAs. Please call the Trust to obtain information regarding the establishment of individual retirement plan accounts. The plan’s custodian charges nominal fees in connection with plan establishment and maintenance. These fees are detailed in the plan documents. A shareholder may wish to consult with an attorney or other tax adviser for specific advice concerning tax status and plans.
INACTIVE ACCOUNTS
It is the responsibility of a shareholder to ensure that the shareholder maintains a correct address for the shareholder’s account(s), as a shareholder’s account(s) may be transferred to the shareholder’s state of residence if no activity occurs within the shareholder’s account during the “inactivity period” specified in the applicable state’s abandoned property laws. Specifically, an incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Fund. Upon receiving returned mail, the Fund will attempt to locate the shareholder or rightful owner of the account. If the Fund is unable to locate the shareholder, then they will determine whether the shareholder’s account has legally been abandoned. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Interest or income is not earned on redemption or distribution checks sent to you during the time the check remained uncashed.
Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller. While the designated representative does not have any rights to claim or access the shareholder’s account or assets, the escheatment period will cease if the representative communicates knowledge of the shareholder’s location and confirms that the shareholder has not abandoned his or her property. If a shareholder designates a representative to receive escheatment notifications, any escheatment notices will be delivered both to the shareholder and the designated representative. A completed designation form may be mailed to the Fund (if shares are held directly with the Fund) or to the shareholder’s financial intermediary (if shares are not held directly with the Fund).
DIVIDENDS AND DISTRIBUTIONS
Net investment income, if any, is declared as dividends and paid annually. Substantially all the realized net capital gains for the Fund, if any, are also declared and paid on an annual basis. Dividends and distributions are payable to shareholders of record at the time of declaration.
Distributions from the Fund are automatically reinvested in additional Fund shares unless the shareholder has elected to have them paid in cash.
NET ASSET VALUE
The price per share of the Fund is referred to as the Fund’s “net asset value.” The method for determining the Fund’s NAV is summarized in the Prospectus under the heading “NET ASSET VALUE.” The NAV of the Fund’s shares is determined on each day on which the NYSE is open, provided that the NAV need not be determined on days when no Fund shares are tendered for redemption and no order for Fund shares is received. The NYSE is not open for business on the following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend): New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas. The NYSE also may be closed on national days of mourning or due to natural disasters or other extraordinary events or emergencies. In the event the NYSE closes early on a particular day, the NAV is determined as of the early close.

The Board has appointed the Adviser as the Fund’s valuation designee under Rule 2a-5 of the Investment Company Act of 1940, to perform all fair valuations of the Fund’s portfolio investments, subject to the Board’s oversight. As the valuation designee, the Adviser selects and applies appropriate methodologies for determining (and calculating) the fair value of Fund investments. The Adviser also assesses any material risks associated with the determination of the fair value of Fund investments and manages those risks; tests the appropriateness and accuracy of the fair value methodologies; and oversees any pricing services providers that are used in valuing Fund investments.

U.S. and foreign securities which are traded on a national stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded. Securities that are traded on The Nasdaq OMX Group, Inc., referred to as Nasdaq, are valued at the Nasdaq Official Closing Price. Exchange-traded securities for which there were no transactions are valued at the current bid prices. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter bid prices. The value of a foreign security or other asset shall be determined as of the normal close of trading on the foreign exchange or other market on which it is traded or as of the Value Time, if that is earlier, in its national foreign currency or the Euro, as applicable, and shall then be converted into its U.S. dollar equivalent at the prevailing foreign currency exchange rate as of the close of the New York Stock Exchange, generally 4:00 p.m. Eastern Standard Time, on the Value Date. Short-term debt instruments maturing within 60 days are valued by the amortized cost method, which approximates fair value. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined, as described below. Debt securities (other than those valued using the amortized cost method) are valued at the mean price furnished by a national pricing service, subject to review by the Adviser and determination of the appropriate price whenever a furnished price is significantly different from the previous day’s furnished price. Options written or purchased by the Fund are valued at the last sales price. If there are no trades for an option on a given day, options are valued at the mean between the current bid and asked prices. If market quotations are not readily available for a security or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, then that security may be valued by another method that the Adviser believes accurately reflects fair value. A security’s valuation may differ depending on the method used for determining fair value. Fair value in this context is the value of securities for which no readily available market quotations exist, as determined by the Adviser pursuant to procedures established by and under the supervision of the Board.

Other types of securities that the Fund may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities; (b) securities of an issuer that has entered into a restructuring; (c) securities whose trading has been halted or suspended or primary market is closed; (d) securities whose primary market closed early; and (e) securities whose value has been impacted by a significant event that occurred before the close of the NYSE but after the close of the securities’ primary markets.

INVESTMENT PERFORMANCE
PERFORMANCE REPORTING - The Fund’s performance may be compared with the performance of other funds with comparable investment objectives, tracked by fund rating services or with other indexes of market performance. Sources of economic data that may be considered in making such comparisons may include, but are not limited to, rankings of any mutual fund or mutual fund category tracked by Lipper Analytical Services, Inc. or Morningstar, Inc.; data provided by the Investment Company Institute; major indexes of stock market performance; and indexes and historical data supplied by major securities brokerage or investment advisory firms. The Fund may also utilize reprints from newspapers and magazines furnished by third parties to illustrate historical performance.
The agencies listed below measure performance based on their own criteria rather than on the standardized performance measures described in the preceding section.
Thomson Reuters Lipper Analytical Services, Inc. (“Lipper”) distributes mutual fund rankings monthly. The rankings are based on total return performance calculated by Lipper, generally reflecting changes in NAV adjusted for reinvestment of capital gains and income dividends. They do not reflect deduction of any sales charges. Lipper rankings cover a variety of performance periods, including year-to-date, 1-year, 5-year, and 10-year performance. Lipper classifies mutual funds by investment objective and asset category.
Morningstar, Inc. distributes mutual fund ratings twice a month. The ratings are divided into five groups: highest, above average, neutral, below average and lowest. They represent the fund’s historical risk/reward ratio relative to other funds in its broad investment class as determined by Morningstar, Inc. Morningstar ratings cover a variety of performance periods, including 1-year, 3-year, 5-year, 10-year and overall performance. The performance factor for the overall rating is a weighted-average assessment of the fund’s 1-year, 3-year, 5-year, and 10- year total return performance (if available) reflecting deduction of expenses and sales charges. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund. The ratings are derived from a purely quantitative system that does not utilize the subjective criteria customarily employed by rating agencies such as S&P Global Ratings and Moody’s.
CDA/Weisenberger’s Management Results publishes mutual fund rankings and is distributed monthly. The rankings are based entirely on total return calculated by Weisenberger for periods such as year-to-date, 1-year, 3-year, 5-year and 10-year. Mutual funds are ranked in general categories (e.g., international bond, international equity, municipal bond, and maximum capital gain). Weisenberger rankings do not reflect deduction of sales charges or fees.
Independent publications may also evaluate the Fund’s performance. The Fund may, from time to time, refer to results published in various periodicals, including Barrons, Financial World, Forbes, Fortune, Investor’s Business Daily, Kiplinger’s Personal Finance Magazine, Money, U.S. News and World Report and The Wall Street Journal.
COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Legal matters in connection with the Trust, including the issuance of shares of beneficial interest of the Fund, are passed upon by Foley & Lardner LLP, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. Cohen & Company, Ltd., 1350 Euclid Ave., Suite 800, Cleveland OH 44115, has been selected as the independent registered public accounting firm for the Fund.
OTHER INFORMATION
The Adviser for the Fund is a Texas limited liability company which is registered as an investment adviser with the SEC. The Trust has filed a registration statement under the 1933 Act and the 1940 Act with respect to the shares offered. Such registrations do not imply approval or supervision of the Fund or the Adviser by the SEC.
For further information, please refer to the registration statement and exhibits on file with the SEC in Washington, D.C. These documents are available upon payment of a reproduction fee. Statements in the Prospectus and in this SAI concerning the contents of contracts or other documents, copies of which are filed as exhibits to the registration statement, are qualified by reference to such contracts or documents.
FINANCIAL STATEMENTS
The Fund’s annual report to shareholders for the fiscal year ended November 30, 2024 is a separate document and the Fund’s annual financial statements, accompanying notes and report of the independent registered public accounting firm appearing therein, as reflected in the Fund’s Form N-CSR, are incorporated by reference into this SAI. You can receive free copies of reports, request other information and discuss your questions about the Fund by contacting the Fund directly at:
YCG FUNDS
3207 Ranch Road 620 South, Suite 200
Austin, TX 78738
855-444-YCGF (9243)

Appendix A
PROXY VOTING POLICY
of
YCG FUNDS
PREFACE
YCG Funds (the “Trust”) is registered with the Securities and Exchange Commission (the “Commission”) as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust is a series company, meaning that it can offer an indefinite number of series of Trust shares (each such series a “Fund” and together the “Funds”). The Trust currently offers shares of one Fund, but may offer shares of additional Funds in the future. This policy will address itself to the Trust’s existing Fund and any future Funds that may be offered by the Trust.
The Trust’s affairs are generally managed by its Board of Trustees (the “Board”). Among its obligations to the Trust’s shareholders, the Board is responsible for voting all proxies related to securities held in each Fund’s investment portfolio. The Board, consistent with its fiduciary duties and pursuant to applicable rules and regulations promulgated under the 1940 Act, has designed this proxy voting policy (the “Policy”) to reflect its commitment to vote all proxies in a manner consistent with the best interests of the Trust’s shareholders. The Board or its designated agent(s), consistent with their duty of care, will monitor corporate actions for those securities issuers who have called upon their shareholders to vote proxies or attend shareholder meetings for the purpose of voting upon issues. Consistent with its duty of loyalty, The Board or its designated agent(s) will, in all cases, vote such proxies in a manner designed to promote shareholders’ best interests.
KEY PROXY VOTING ISSUES
1.General Policies
All proxy solicitations shall be reviewed on an issuer-by-issuer basis, and each item for which a vote is sought shall be considered in the context of the company under review and the various economic impacts such item may have on the Fund’s stated investment objectives. The Board or its designated agent(s) will give great weight to the views of the issuer’s management, and in most cases will vote in favor of management’s recommendations unless it is apparent, after reasonable inquiry, that to vote in accordance with management recommendations would likely have a negative impact on the Trust’s shareholder value. In such cases, the Board or its designated agent(s) will engage in an independent analysis of the impact that the proposed action will have on shareholder values and will vote such items in accordance with their good faith conclusions as to the course of action that will best benefit the Trust’s shareholders.
Although the policy is to vote proxies in accordance with this proxy voting policy, there may be times in which a Fund would not exercise voting authority on matters where the cost of voting would be high, such as with some foreign securities, and/or the benefit to the Fund would be low, such as when casting a vote would not reasonably be expected to have a material effect on the value of the Fund’s investment.
2.Boards of Directors
Electing directors is one of the most important rights of stock ownership that company shareholders can exercise. The Trust believes that directors should act in the long-term interests of their shareholders and the company as a whole. Generally, when called upon by an issuer to vote for one or more directors, the

Board or its designated agent(s) will vote in favor of director nominees that have expressed and/or demonstrated a commitment to the interest of the company’s shareholders. The Board or its designated agent(s) will consider the following factors in deciding how to vote proxies relating to director elections:
1.In re-electing incumbent directors, the long-term performance of the company relative to its peers shall be the key factor in whether the Board or its designated agent(s) votes to re-elect the director(s). The Board or its designated agent(s) will not vote to re-elect a director if the company has had consistently poor performance relative to its peers in the industry, unless the director(s) has/have taken or is/are attempting to take tangible steps to improve the company’s performance.
2.Whether the slate of director nominees promotes a majority of independent directors on the full board – The Board believes that it is in the best interest of all company shareholders to have, as a majority, directors that are independent of management.
3.A director nominee’s attendance at less than 75% of required meetings – frequent non-attendance at board meetings will be grounds for voting against re-election.
The Board believes that it is in the shareholders’ best interests to have knowledgeable and experienced directors serving on a company’s board. To this end, the Board believes that companies should be allowed to establish director compensation packages that are designed to attract and retain such directors. When called upon to vote for director compensation proposals, the Board or its designated agent(s) will consider whether such proposals are reasonable in relation to the company’s performance and resources, and are designed to attract qualified personnel yet do not overburden the company or result in a “windfall” to the directors. The Board or its designated agent(s) will vote in favor of proposals that seek to impose reasonable limits on director compensation.
In all other issues that may arise relating to directors, the Board or its designated agent(s) will vote against any proposal that benefits directors at the expense of shareholders, and in favor of all proposals that do not unreasonably abrogate the rights of shareholders. As previously stated, each issue will be analyzed on an item-by-item basis.
3.Corporate Governance
Corporate governance issues may include, but are not limited to, the following: (i) corporate defenses, (ii) corporate restructuring proposals, (iii) proposals affecting the capital structure of a company, (iv) proposals regarding executive compensation, or (v) proposals regarding the independent auditors of the company. When called upon to vote on such items, the Board or its designated agent(s) shall consider, without limitation, the following factors:
a.Corporate Defenses. Although the Board or its designated agent(s) will review each proposal on a case-by-case basis, the Board or its designated agent(s) will generally vote against management proposals that (a) seek to insulate management from all threats of change in control, (b) provide the board with veto power against all takeover bids, (c) allow management or the board of the company to buy shares from particular shareholders at a premium at the expense of the majority of shareholders, or (d) allow management to increase or decrease the size of the board at its own discretion.
b.The Board or its designated agent(s) will only vote in favor of those proposals that do not unreasonably discriminate against a majority of shareholders, or greatly alter the balance of power between shareholders, on one side, and management and the board, on the other.

i.Corporate Restructuring. These may include mergers and acquisitions, spin-offs, asset sales, leveraged buy-outs and/or liquidations. In determining how to vote on these types of proposals, the Board or its designated agent(s) will consider the following factors: (a) whether the proposed action represents the best means of enhancing shareholder values, (b) whether the company’s long-term prospects will be positively affected by the proposal, (c) how the proposed action will impact corporate governance and/or shareholder rights, (d) how the proposed deal was negotiated, (e) whether all shareholders receive equal/fair treatment under the terms of the proposed action, and/or (f) whether shareholders could realize greater value through alternative means.
ii.Capital Structure. Proposals affecting the capital structure of a company may have significant impact on shareholder value, particularly when they involve the issuance of additional stock. As such, the Board or its designated agent(s) will vote in favor of proposals to increase the authorized or outstanding stock of the company only when management provides persuasive business justification for the increase, such as to fund acquisitions, recapitalization or debt restructuring. The Board or its designated agent(s) will vote against proposals that unreasonably dilute shareholder value or create classes of stock with unequal voting rights if, over time, such action may lead to a concentration of voting power in the hands of few insiders.
iii.Executive Compensation. The Board believes executives should be compensated at a reasonable rate and that companies should be free to offer attractive compensation packages that encourage high performance in executives because, over time, it will increase shareholder values. The Board also believes however, that executive compensation should, to some extent, be tied to the performance of the company. Therefore, the Board or its designated agent(s) will vote in favor of proposals that provide challenging performance objectives to company executives and which serve to motivate executives to better performance. The Board or its designated agent(s) will vote against all proposals that offer unreasonable benefits to executives whose past performance has been less than satisfactory.
The Board or its designated agent(s) will vote against shareholder proposals that summarily restrict executive compensation without regard to the company’s performance, and in favor of shareholder proposals that seek additional disclosures on executive compensation.
iv.Independent Auditors. The engagement, retention and termination of a company’s independent auditors must be approved by the company’s audit committee, which typically includes only those independent directors who are not affiliated with or compensated by the company, except for directors’ fees. In reliance on the audit committee’s recommendation, the Board or its designated agent(s) generally will vote to ratify the employment or retention of a company’s independent auditors unless the Board or its designated agent(s) is aware that the auditor is not independent or that the auditor has, in the past, rendered an opinion that was neither accurate nor indicative of the company’s financial position.
4.Shareholder Rights
State law provides shareholders of a company with various rights, including, but not limited to, cumulative voting, appraisal rights, the ability to call special meetings, the ability to vote by written consent and the ability to amend the charter or bylaws of the company. When called upon to vote on such items, the Board or its designated agent(s) will carefully analyze all proposals relating to shareholder rights and will vote against proposals that seek to eliminate existing shareholder rights or restrict the ability of shareholders to act in a reasonable manner to protect their interest in the company. In all cases, the Board or its designated agent(s) will vote in favor of proposals that best represent the long-term financial interest of Fund shareholders.

5.Social and Environmental Issues
When called upon to vote on items relating to social and environmental issues, the Board or its designated agent(s) will consider the following factors:
•Whether the proposal creates a stated position that could negatively affect the company’s reputation and/or operations, or leave it vulnerable to boycotts and other negative consumer responses;
•The percentage of assets of the company that will be devoted to implementing the proposal;
•Whether the issue is more properly dealt with through other means, such as through governmental action;
•Whether the company has already dealt with the issue in some other appropriate way; and
•What other companies have done in response to the issue.
While the Board generally supports shareholder proposals that seek to create good corporate citizenship, the Board or its designated agent(s) will vote against proposals that would tie up a large percentage of the assets of the company. The Board believes that such proposals are inconsistent with its duty to seek long-term value for Fund shareholders. The Board or its designated agent(s) will also evaluate all proposals seeking to bring to an end certain corporate actions to determine whether the proposals adversely affect the ability of the company to remain profitable. The Board or its designated agent(s) will vote in favor of proposals that enhance or do not negatively impact long-term shareholder values.

PROXY VOTING PROCEDURES
of
YCG FUNDS
1.The Proxy Voting Officer
The Board hereby designates the President and Treasurer of the Trust as the persons responsible for voting all proxies relating to securities held in the Fund’s accounts (the “Proxy Voting Officers”). Either person may act on behalf of the Board, and there shall be no requirement that both Proxy Voting Officers vote together. The Proxy Voting Officers may divide or determine responsibility for acting under this Policy in any manner they see fit. The Proxy Voting Officers shall take all reasonable efforts to monitor corporate actions, obtain all information sufficient to allow an informed vote on a pending matter, and ensure that all proxy votes are cast in a timely fashion and in a manner consistent with this Policy.
If, in the Proxy Voting Officer’s reasonable belief, it is in the best interest of the Fund’s shareholders to cast a particular vote in a manner that is contrary to this Policy, the Proxy Officer shall submit a request for a waiver to the Board stating the facts and reasons for the Proxy Voting Officer’s belief. The Proxy Voting Officer shall proceed to vote the proxy in accordance with the decision of the Board.
In addition, if, in the Proxy Voting Officer’s reasonable belief, it is in the best interest of the Fund shareholders to abstain from voting on a particular proxy solicitation, the Proxy Voting Officer shall make a record summarizing the reasons for the Proxy Voting Officer’s belief and shall present such summary to the Board along with other reports required in Section 3 below.
2.Conflict of Interest Transactions
The Proxy Voting Officer shall submit to the Board all proxy solicitations that, in the Proxy Voting Officer’s reasonable belief, present a conflict between the interests of the Fund’s shareholders on one hand, and those of a Trustee, Officer, Adviser, Sub-Adviser (if any), Principal Underwriter or any of its affiliated persons/entities (each, an “Affiliated Entity”). Conflict of interest transactions include, but are not limited to, situations where:
(a)an Affiliated Entity has a business or personal relationship with the participant of a proxy contest such as members of the issuer’s management or the soliciting shareholder(s);
(b)an Affiliated Entity provides brokerage, underwriting, insurance or banking or other services to the issuer whose management is soliciting proxies;
(c)an Affiliated Entity has a personal or business relationship with a candidate for directorship; or
(d)an Affiliated Entity manages a pension plan or administers an employee benefit plan of the issuer, or intends to pursue an opportunity to do so.
In all such cases, the materials submitted to the Board shall include the name of the Affiliated Entity whose interests in the transaction are believed to be contrary to the interests of the Fund, a brief description of the conflict, and any other information in the Proxy Voting Officer’s possession that would to enable the Board to make an informed decision on the matter. The Proxy Voting Officer shall vote the proxy in accordance with the direction of the Board.
3.Report to the Board of Trustees
The Proxy Voting Officer shall compile and present to the Board an annual report of all proxy solicitations received by the Fund, including for each proxy solicitation, (i) the name of the issuer, (ii) the exchange ticker symbol for the security, (iii) the CUSIP number, (iv) the shareholder meeting date; (iv) a brief identification of the matter voted on, (v) whether the matter was proposed by the management or by a security holder; (vi) whether the Proxy Voting Officer cast his/her vote on the matter and if not, an explanation of why no vote was cast; (vii) how the vote was cast (i.e., for or against the proposal); (viii) whether the vote was cast for or against management; and (ix) whether the vote was consistent with this Policy, and if inconsistent, an explanation of why the vote was cast in such manner. The report shall also include a summary of all transactions which, in the Proxy Voting Officer’s reasonable opinion, presented a potential conflict of interest, and a brief explanation of how each conflict was resolved.
4.Responding to Fund Shareholders’ Request for Proxy Voting Disclosure
Consistent with this Policy, the Trust shall, not later than August 30th of each year, submit a complete record of its proxy voting record to be filed with the Securities and Exchange Commission for the twelve month period ending June 30th of such year on SEC Form N-PX. In addition, the Proxy Voting Officer shall make the Fund’s proxy voting record available to any Fund shareholder who may wish to review such record through the Trust’s website. The Trust’s website shall notify shareholders of the Fund that the Fund’s proxy voting record and a copy of this Policy is available, without charge, to the shareholders by calling the Trust’s toll-free number as listed in its current prospectus. The Trust shall respond to all shareholder requests for records within 3 business days of such request by first-class mail or other means designed to ensure prompt delivery.
5.Record Keeping
In connection with this Policy, the Proxy Voting Officer shall maintain a record of the following:
(a)copies all proxy solicitations received by the Fund, including a brief summary of the name of the issuer, the exchange ticker symbol, the CUSIP number, and the shareholder meeting date;
(b)a reconciliation of the proxy solicitations received and number of shares held by the Fund in the soliciting issuer;
(c)the analysis undertaken to ensure that the vote cast is consistent with this Policy;
(d)copies, if any, of any waiver request submitted to the Board along with the Board’s final determination relating thereto;
(e)copies, if any, of all documents submitted to the Board relating to conflict of interest situations along with the Board’s final determinations relating thereto;
(f)copies of any other documents created or used by the Proxy Voting Officer in determining how to vote the proxy;
(g)copies of all votes cast;
(h)copies of all annual summaries presented to the Board; and
(i)copies of all shareholder requests for the Fund’s proxy voting record and responses thereto.
All records required to be maintained under this Policy shall be maintained in the manner and for such period as is consistent with other records required to be maintained by the Trust pursuant to applicable rules and regulations promulgated under the 1940 Act.

YCG FUNDS (the “Trust”)
PART C

    OTHER INFORMATION

Item 28. Exhibits

(a)	(1)	Certificate of Trust is herein incorporated herein by reference from the Trust’s Initial Registration Statement on Form N-1A filed with the Securities and Exchange Commission on September 18, 2012.
	(2)
Amended and Restated Agreement and Declaration of Trust – is herein incorporated by reference from Post-Effective Amendment No. 16 to the Trust's Registration Statement on Form N-1A filed with the Securities and Exchange Commission on March 29, 2021.

(b)
Amended and Restated By-laws – is herein incorporated by reference from Post-Effective Amendment No. 16 to the Trust's Registration Statement on Form N-1A filed with the Securities and Exchange Commission on March 29, 2021.

(c)		Instruments Defining Rights of Security Holders – See relevant portions of Certificate of Trust, Agreement and Declaration of Trust and Bylaws.
(d)
Investment Advisory Agreement with YCG, LLC for YCG Enhanced Fund– is herein incorporated by reference from Pre-Effective Amendment No. 5 to the Trust’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on March 29, 2016.

(e)	(1)
Distribution Agreement between the Trust and Vigilant Distributors, LLC – is herein incorporated by reference from Post-Effective Amendment No. 16 to the Trust's Registration Statement on Form N-1A filed with the Securities and Exchange Commission on March 29, 2021.

	(2)
Amendment to Distribution Agreement – is herein incorporated by reference from Post- Effective Amendment No. 19 to the Trust's Registration Statement on Form N-1A filed with the Securities and Exchange Commission on March 27, 2024

(f)		Bonus or Profit Sharing Contracts – None.
(g)
Custody Agreement between the Trust and U.S. Bank, National Association – is herein incorporated by reference from Pre-Effective Amendment No. 5 to the Trust’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on March 29, 2016.

(h)	(1)
Transfer Agent Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC – is herein incorporated by reference from Pre-Effective Amendment No. 5 to the Trust’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on March 29, 2016.

	(2)
Fund Accounting Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC – is herein incorporated by reference from Pre-Effective Amendment No. 5 to the Trust’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on March 29, 2016.

	(3)
Fund Administration Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC – is herein incorporated by reference from Pre-Effective Amendment No. 5 to the Trust’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on March 29, 2016.

	(4)
Expense Limitation Agreement between the Trust, on behalf of the YCG Enhanced Fund, and YCG, LLC – is herein incorporated by reference from Pre-Effective Amendment No. 5 to the Trust’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on March 29, 2016.

1

(5)
First Amendment to Expense Limitation Agreement between the Trust, on behalf of the YCG Enhanced Fund, and YCG, LLC – is herein incorporated by reference from Pre-Effective Amendment No. 5 to the Trust’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on March 29, 2016.

(6)
Second Amendment to Expense Limitation Agreement between the Trust, on behalf of the YCG Enhanced Fund, and YCG, LLC – is herein incorporated by reference from Pre-Effective Amendment No. 7 to the Trust’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on March 27, 2017.

(7)
Third Amendment to Expense Limitation Agreement between the Trust, on behalf of the YCG Enhanced Fund, and YCG, LLC – is herein incorporated by reference from Post-Effective Amendment No. 16 to the Trust's Registration Statement on Form N-1A filed with the Securities and Exchange Commission on March 29, 2021.

(8)
Powers-of-Attorney, dated December 10, 2012, are herein incorporated by reference from Post-Effective Amendment No. 1 to the Trust’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on March 27, 2014.

(9)
Power-of-Attorney, dated March 23, 2020 is herein incorporated by reference from Post-Effective Amendment No. 14 to the Trust's Registration Statement on Form N-1A filed with the Securities and Exchange Commission on March 26, 2020.

(i)		Opinion and Consent of Foley & Lardner LLP – filed herewith.
(j)		Consent of Cohen & Company Ltd. – filed herewith.
(k)		Omitted Financial Statements – None.
(l)
Subscription Agreement between the Trust, on behalf of the YCG Enhanced Fund, and YCG, LLC is herein incorporated by reference from Pre-Effective Amendment No. 2 to the Trust’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on December 27, 2012.

(m)		Rule 12b-1 Plan – None.
(n)
Rule 18f-3 Plan is herein incorporated by reference from Post-Effective Amendment No. 1 to the Trust’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on March 27, 2014.

(o)		Reserved.
(p)	(1)
Code of Ethics of YCG Funds is herein incorporated by reference from Post-Effective Amendment No. 14 to the Trust's Registration Statement on Form N-1A filed with the Securities and Exchange Commission on March 26, 2020.

(2)
Code of Ethics and Professional Standards of YCG, LLC is herein incorporated by reference from Post-Effective Amendment No. 14 to the Trust's Registration Statement on Form N-1A filed with the Securities and Exchange Commission on March 26, 2020.

(3)
Code of Ethics of Vigilant Distributors, LLC - is herein incorporated by reference from Post-Effective Amendment No. 16 to the Trust's Registration Statement on Form N-1A filed with the Securities and Exchange Commission on March 29, 2021.

Item 29. Persons Controlled by or Under Common Control with Registrant

    None.

2

Item 30. Indemnification

    Pursuant to Chapter 38 of Title 12 of the Delaware Code, the Trust’s Agreement and Declaration of Trust, dated September 4, 2012, contains the following article, which is in full force and effect and has not been modified or canceled:

ARTICLE 8.

LIMITATION OF LIABILITY AND INDEMNIFICATION

Section 8.1 Limitation of Liability. Neither a Trustee nor an officer of the Trust, when acting in such capacity, shall be personally liable to any person other than the Trust or a beneficial owner for any act, omission or obligation of the Trust, any Trustee or any officer of the Trust. Neither a Trustee nor an officer of the Trust shall be liable for any act or omission in his capacity as Trustee or as an officer of the Trust, or for any act or omission of any other officer or any employee of the Trust or of any other person or party, provided that nothing contained herein or in the Act shall protect any Trustee or officer against any liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or the duties of such officer hereunder.

Section 8.2 Indemnification. The Trust shall indemnify each of its Trustees and officers and persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor, or otherwise, and may indemnify any trustee, director or officer of a predecessor organization (each a "Covered Person"), against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and expenses including reasonable accountants' and counsel fees) reasonably incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which he may be involved or with which he may be threatened, while as a Covered Person or thereafter, by reason of being or having been such a Covered Person, except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of bad faith, willful misfeasance, gross negligence or reckless disregard of his duties involved in the conduct of such Covered Person's office (such willful misfeasance, bad faith, gross negligence or reckless disregard being referred to herein as "Disabling Conduct"). Expenses, including accountants' and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of (a) an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article 8 and either (b) such Covered Person provides security for such undertaking, (c) the Trust is insured against losses arising by reason of such payment, or (d) a majority of a quorum of disinterested, non-party Trustees, or independent legal counsel in a written opinion, determines, based on a review of readily available facts, that there is reason to believe that such Covered Person ultimately will be found entitled to indemnification.

Section 8.3 Indemnification Determinations. Indemnification of a Covered Person pursuant to Section 8.2 shall be made if (a) the court or body before whom the proceeding is brought determines, in a final decision on the merits, that such Covered Person was not liable by reason of Disabling Conduct or (b) in the absence of such a determination, a majority of a quorum of disinterested, non-party Trustees or
3

independent legal counsel in a written opinion make a reasonable determination, based upon a review of the facts, that such Covered Person was not liable by reason of Disabling Conduct.

Section 8.4 Indemnification Not Exclusive. The right of indemnification provided by this Article 8 shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article 8, "Covered Person" shall include such person's heirs, executors and administrators, and a "disinterested, non-party Trustee" is a Trustee who is neither an Interested Person of the Trust nor a party to the proceeding in question.

Section 8.5 Shareholders. Each Shareholder of the Trust and of each Series or Class shall not be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or by or on behalf of any Series or Class. The Trustees shall have no power to bind any Shareholder personally or to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay pursuant to terms hereof or by way of subscription for any Shares or otherwise.

In case any Shareholder or former Shareholder of any Series or Class shall be held to be personally liable solely by reason of his being or having been a Shareholder of such Series or Class and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series or Class to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Series or Class and satisfy any judgment thereon from the assets of the Series or Class. The indemnification and reimbursement required by the preceding sentence shall be made only out of assets of the one or more Series or Classes whose Shares were held by said Shareholder at the time the act or event occurred which gave rise to the claim against or liability of said Shareholder. The rights accruing to a Shareholder under this Section shall not impair any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust or any Series or Class thereof to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

Item 31. Business and Other Connections of Investment Advisers

    Incorporated by reference to the Statement of Additional Information pursuant to Rule 411 under the Securities Act of 1933.

Item 32. Principal Underwriter.

(a)    Vigilant Distributors, LLC, the Trust’s principal underwriter, acts as principal underwriter for the following investment companies:
•Free Market Fixed Income Fund, Series of The RBB Fund, Inc.
•Free Market International Equity Fund, Series of The RBB Fund, Inc.
•Free Market US Equity Fund, Series of The RBB Fund, Inc.
•Matson Money Fixed Income VI Portfolio, Series of The RBB Fund, Inc.
•Matson Money International Equity VI Portfolio, Series of The RBB Fund, Inc.
•Matson Money US Equity VI Portfolio, Series of The RBB Fund, Inc.
•YCG Funds
•Pemberwick Fund, Series of Manager Directed Portfolios
4

•ERShares Entrepreneur Private-Public Crossover ETF, series of EntrepreneurShares Series Trust
•ERShares Global Mutual Fund , series of EntrepreneurShares Series Trust
•Hardman Johnston International Growth Fund, Series of Manager Directed Portfolios
•Modern Capital Tactical Opportunities Fund, of Modern Capital Funds Trust
•Soundwatch Hedged Equity ETF, Series of Advisor Managed Portfolios
•WBI BullBear Value 3000 ETF, Series of Absolute Shares Trust
•WBI BullBear Yield 300 ETF, Series of Absolute Shares Trust
•WBI BullBear Quality 3000 ETF, Series of Absolute Shares Trust
•WBI Power Fact ® High Dividend ETF, Series of Absolute Shares Trust
•Leader Short Term High Yield Bond Fund, Leader Funds Trust
•Leader High Quality Income Fund, Leader Funds Trust

(b)    The following are the Officers and Manager of Vigilant Distributors, LLC, one of the Registrant’s underwriters. Vigilant Distributors, LLC’s main business address is Gateway Corporate Center, Suite 216, 223 Wilmington West Chester Pike, Chadds Ford, PA 19317.

Name	Address	Position with Underwriter	Position with Registrant
Patrick Chism	Gateway Corporate Center, Suite 216, 223 Wilmington West Chester Pike, Chadds Ford, PA 19317	Chief Executive Officer and Chief Compliance Officer	None
Gerald Scarpati	Gateway Corporate Center, Suite 216, 223 Wilmington West Chester Pike, Chadds Ford, PA 19317	Chief Financial Officer and Principal Financial Officer	None

(c)    Not applicable.

Item 33. Location of Accounts and Records

    The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained at the following locations:

Records Maintained By:	Are located at:
Trust’s Fund Administrator, Fund Accountant and Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, Wisconsin 53202
Trust’s Custodian	U.S. Bank, National Association 1555 N. RiverCenter Drive, Suite 302 Milwaukee, Wisconsin 53212
Trust’s Distributor	Vigilant Distributors, LLC 223 Wilmington West Chester Pike, Suite 216 Chadds Ford, Pennsylvania 19317
Trust’s Investment Adviser	YCG, LLC 3207 Ranch Road 620 South, Suite 200 Austin, Texas 78738
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Item 34. Management Services

    Not applicable.

Item 35. Undertakings

Trust undertakes to furnish each person to whom a Prospectus is delivered with a copy of its latest annual report to shareholders, upon request and without charge.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Trust certifies that this Post-Effective Amendment No. 20 to its Registration Statement meets all of the requirements for effectiveness pursuant to Rule 485(b) of the Securities Act of 1933, as amended and the Trust has duly caused this Post-Effective Amendment No. 20 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Austin and the State of Texas, on March 28, 2025.

YCG Funds

By: /s/ Brian Yacktman
Brian Yacktman
President and Treasurer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 20 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ Brian Yacktman		President (Principal Executive Officer) & Trustee	March 28, 2025
Brian Yacktman

William Kruger*		Vice President, Treasurer (Principal Financial Officer), and Trustee	March 28, 2025
William Kruger

Rory McDonald*		Trustee	March 28, 2025
Rory McDonald

Travis Oliphant*		Trustee	March 28, 2025
Travis Oliphant

Cyril James Speirs*		Trustee	March 28, 2025
Cyril James Speirs

*By:	/s/ Brian Yacktman
Brian Yacktman, Attorney-In Fact pursuant to Powers of Attorney

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